As filed with the U.S. Securities and Exchange Commission on April 29, 2009
Registration File No. 33-00480 and File No. 811-04415

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 43	[X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 49	[X]
(Check Appropriate Box or Boxes)

College Retirement Equities Fund
(Exact Name of Registrant)

Not Applicable
(Name of Insurance Company)

730 Third Avenue
New York, New York 10017-3206
(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
Stewart P. Greene, Esquire	Jeffrey S. Puretz, Esquire
College Retirement Equities Fund	Dechert LLP
730 Third Avenue	1775 I Street, N.W.
New York, New York 10017-3206	Washington, D.C. 20006-2401

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering:
As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)
[X]	On May 1, 2009 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

COLLEGE RETIREMENT
EQUITIES FUND

INDIVIDUAL, GROUP AND TAX-DEFERRED

VARIABLE ANNUITIES

MAY 1, 2009

Stock

Global Equities

Growth

Equity Index

Bond Market

Inflation-Linked Bond

Social Choice

Money Market

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PROSPECTUS

MAY 1, 2009

COLLEGE RETIREMENT
EQUITIES FUND (CREF)

Individual, Group and Tax-Deferred Variable Annuities

This prospectus (“Prospectus”) describes the individual, group and tax-deferred variable annuities CREF offers. It contains information you should know before purchasing a CREF variable annuity and selecting your investment options. Please read it carefully before investing and keep it for future reference.

Investment in a CREF variable annuity is subject to risk and you could lose money. CREF does not guarantee the investment performance of its accounts, and you bear the entire investment risk. CREF provides variable annuities for retirement and tax-deferred savings plans for employees of colleges, universities, other educational and research organizations and other governmental and non-profit institutions. CREF’s main purpose is to invest funds for your retirement and pay you income based on your choice of eight investment accounts:

▪ Stock	▪ Bond Market
▪ Global Equities	▪ Inflation-Linked Bond
▪ Growth	▪ Social Choice
▪ Equity Index	▪ Money Market

You or your employer can purchase a CREF variable annuity certificate or contract (which together will be referred to in this Prospectus as a “contract”) in connection with certain types of retirement plans. CREF offers the following contracts:

▪ RA (Retirement Annuity)	▪ GA (Group Annuity) and Institutionally Owned GSRAs
▪ GRA (Group Retirement Annuity)	▪ Classic, Roth IRA and Rollover (Individual Retirement Annuity) including SEP IRAs (Simplified Employee Pension Plans)
▪ SRA (Supplemental Retirement Annuity)
▪ GSRA (Group Supplemental Retirement Annuity)	▪ Keogh
▪ Retirement Choice and Retirement Choice Plus Annuity	▪ ATRAs (After Tax Retirement Annuities)

Note that state regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

More information about CREF is contained in its Statement of Additional Information (“SAI”) dated May 1, 2009, which is incorporated by reference into this Prospectus. The Prospectus, SAI and CREF’s annual and semi-annual reports are on file with the Securities and Exchange Commission (“SEC”). For a free copy of any of these documents, write to us at 730 Third Avenue, New York, NY 10017-3206, Attn: Central Services, call us at 877 518-9161 or visit our website at www.tiaa-cref.org.

The table of contents for the SAI is on the last page of this Prospectus. The SEC’s website (http://www.sec.gov) contains this Prospectus, the SAI, annual and semi-annual reports, material incorporated by reference and other information about CREF.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. The CREF Accounts are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Prospectus outlines the terms under which the CREF Accounts are offered. The Accounts are offered only in those jurisdictions where it is legal to do so. No one is permitted to make any representation to you or give you any information that is not in the Prospectus. If anyone attempts to do so, you should not rely on it.

ABOUT CREF

          Founded in 1952, CREF is a nonprofit membership corporation established in New York State. Its home office is at 730 Third Avenue, New York, NY 10017-3206. There are also local offices across the United States including Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco and Washington, D.C., as well as service centers in New York, Denver and Charlotte. CREF, the first company in the United States to issue a variable annuity, is the companion organization of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA was founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and offers traditional annuities. TIAA also offers variable annuities that invest in, among other things, real estate (the “TIAA Real Estate Account”) and in mutual funds that invest in equities and fixed-income investments (“TIAA Access”) ..

          Together, CREF and TIAA form the principal retirement system for the nation’s education and research communities, which is one of the largest retirement systems in the world based on assets under management. TIAA-CREF serves approximately 3.4 million people at over 15,400 institutions. As of December 31, 2008, CREF’s net assets were approximately $138.3 billion and the combined net assets for TIAA, CREF and other entities within the TIAA-CREF organization totaled approximately $363 billion.

SPECIAL TERMS

          This Prospectus defines certain terms so that you will have a clearer understanding of this Prospectus and your investment.

Account Any of CREF’s investment portfolios. Each Account is a separate portfolio with its own investment objective.

Accumulation The total value of your accumulation units.

Accumulation Unit A share of participation in an Account for someone in the accumulation period. Each Account has its own accumulation unit value, which changes daily.

Annuity Unit A measure used to calculate the amount of annuity payments. Each Account has a separate annuity unit value.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day Any day of the year. Calendar days end at the same time as business days.

College Retirement Equities Fund ▪ Prospectus	3

Commuted Value The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Income Change Method How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

Income Option How you receive your CREF retirement income.

Participant Any person who owns a CREF contract. Sometimes an employer can be a participant.

Valuation Day Any business day, plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of CREF are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

           For purposes of this Prospectus, the term “we” refers to CREF and its affiliates, officers and employees that provide services to CREF, as well as TIAA and its affiliates, to the extent they provide services for CREF.

ABOUT EXPENSES

           CREF deducts expenses from the net assets of each Account each valuation day for investment management, administration and distribution services. TIAA or subsidiaries of TIAA provide or arrange for the provision of these services for CREF “at cost” to TIAA and its affiliates.

•	Investment management expenses. These cover portfolio advice, management and accounting, as well as custodial services.

•

Administrative expenses. These cover expenses of administration and operations of CREF and the contracts. Administrative expenses include certain costs associated with the provision by TIAA entities of recordkeeping and other services for retirement plans utilizing the contracts and other pension products in addition to CREF, including other products provided by TIAA or its affiliates. A portion of these expenses is allocated to CREF in accordance with applicable allocation procedures.

•

Distribution fees. These are paid under a distribution plan that CREF has adopted authorizing payment of Rule 12b-1 or distribution fees. These fees are for all expenses associated with the provision of distribution services for the CREF contracts. These services include informing you about the contracts and how you can invest, helping employers implement and manage retirement plans and for certain other purposes. The annual distribution expense charge will not be more than 0.25% of an Account’s average daily net assets.

4	Prospectus ▪ College Retirement Equities Fund

          CREF expenses also include the costs of its audit and legal services, and certain other services provided by third parties, all of which are included in one or more of the expense groups noted above.

          CREF also deducts a mortality and risk expense charge to guarantee that CREF participants transferring funds to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF contract.

          The estimated annual expense deduction rates that appear in the expense table on the following page reflect estimates of the amounts we currently expect to deduct to approximate the costs that CREF will incur from May 1, 2009 through April 30, 2010. Actual expenses may be higher or lower.

          After the end of every quarter, CREF reconciles the amount deducted from an Account with the expenses the Account actually incurred. If there is a difference, it is added to or deducted from the Account in equal daily installments over the remaining days of the quarter, provided that material differences may be repaid in the current calendar quarter, in accordance with accounting principles generally accepted in the United States of America (GAAP). CREF’s at-cost deductions are based on projections of overall expenses and the assets of each Account, and the size of any adjusting payments will be directly affected by how different the projections are from an Account’s actual assets or expenses.

          The size of an Account’s assets can be affected by a number of factors, including premium growth, participant transfers into or out of the Account and market performance affecting the value of the Account’s portfolio holdings. In addition, CREF’s operating expenses can fluctuate based on a number of factors including participant transaction volume, operational efficiency, and technological, personnel and other infrastructure costs. Historically, the adjusting payments have resulted in both upward and downward adjustments to CREF’s expense deductions for the following quarter.

          CREF revises its expense rates (the daily deduction rate before the quarterly adjustment) from time to time, usually on an annual basis in an effort to keep deductions as close as possible to actual expenses.

          CREF makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”) for distribution services, pursuant to its 12b-1 plan, as described above. In addition, Services also may make cash payments to certain third-party broker-dealers and others, such as third-party administrators of employer plans, who may provide CREF access to their distribution platforms, as well as transaction processing or administrative services.

College Retirement Equities Fund ▪ Prospectus	5

ANNUAL EXPENSE DEDUCTIONS

          The following table shows the direct and indirect expense deductions for each of the Accounts, and is intended to assist you in understanding the costs you will bear directly or indirectly if you buy and hold interests in the Accounts.

	Stock	Global Equities	Growth	Equity Index	Bond Market	Inflation-Linked Bond	Social Choice	Money Market

Participant Transaction Expenses
Deductions from Premiums (as a percentage of premiums)	None	None	None	None	None	None	None	None

Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)
Transfers Between Accounts	None	None	None	None	None	None	None	None
Transfers to TIAA	None	None	None	None	None	None	None	None
Transfers to Other Companies	None	None	None	None	None	None	None	None
Cash Withdrawals	None	None	None	None	None	None	None	None

Estimated Annual Expense Deductions from Net Assets (as a percentage of average net assets)
Investment Advisory Expenses	0.180%	0.240%	0.170%	0.080%	0.095%	0.090%	0.125%	0.060%
Administrative Expenses	0.310%	0.310%	0.310%	0.310%	0.310%	0.310%	0.310%	0.310%
Distribution Expenses (12b-l)	0.090%	0.090%	0.090%	0.090%	0.090%	0.090%	0.090%	0.090%
Mortality and Expense Risk Charges	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%	0.005%
Acquired Fund Fees and Expenses*	0.000%	0.000%	0.000%	0.000%	0.000%	0.000%	0.000%	0.000%

Total Annual Expense Deductions	0.585%	0.645%	0.575%	0.485%	0.500%	0.495%	0.530%	0.465%

*

“Acquired Fund Fees and Expenses” are an Account’s proportionate amount of the expenses of certain other investment vehicles in which it invests. These expenses are not paid directly by participants. Instead, participants bear these expenses indirectly because they reduce the performance of the investment vehicles in which the Account invests.

          The following table shows you an example of the expenses you would incur on a hypothetical investment of $1,000 in each Account over several periods during the accumulation period. The table assumes a 5% annual return on assets. Remember that these figures do not represent actual expenses or investment performance, which may differ.

	Stock	Global Equities	Growth	Equity Index	Bond Market	Inflation-Linked Bond	Social Choice	Money Market

1 Year	$6	$7	$6	$5	$5	$5	$5	$5
3 Years	$19	$21	$18	$16	$16	$16	$17	$15
5 Years	$33	$36	$32	$27	$28	$28	$30	$26
10 Years	$73	$80	$72	$61	$63	$62	$66	$59

6	Prospectus ▪ College Retirement Equities Fund

CONDENSED FINANCIAL INFORMATION

          Below you will find condensed, audited financial information for the Accounts for each of the periods indicated.

STOCK ACCOUNT

For the Years Ended December 31,	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD*
Investment income	$5.339	$4.754	$4.329	$3.819	$3.564	$2.796	$2.476	$2.432	$2.472	$2.567
Expenses	1.113	0.992	1.095	0.901	0.717	0.746	0.638	0.693	0.626	0.607

Net investment income	4.226	3.762	3.234	2.918	2.847	2.050	1.838	1.739 #	1.846	1.960
Net realized and unrealized gain (loss) on total investments	(107.993)	15.589	32.372	11.478	19.297	39.127	(35.535)	(27.951)#	(19.231)	34.478

Net change in accumulation unit value	(103.767)	19.351	35.606	14.396	22.144	41.177	(33.697)	(26.212)	(17.385)	36.438

Accumulation unit value:
Beginning of year	261.490	242.139	206.533	192.137	169.993	128.816	162.513	188.725	206.110	169.672

End of year	$157.723	$261.49	$242.139	$206.533	$192.137	$169.993	$128.816	$162.513	$188.725	$206.110

TOTAL RETURN*	(39.68)%	7.99%	17.24%	7.49%	13.03%	31.97%	(20.73)%	(13.89)%	(8.43)%	21.48%

RATIOS TO AVERAGE NET ASSETS
Expenses	0.64%	0.52%	0.49%	0.46%	0.41%	0.52%	0.44%	0.41%	0.31%	0.33%
Net investment income	1.95%	1.44%	1.44%	1.49%	1.63%	1.43%	1.28%	1.03%#	0.91%	1.07%

SUPPLEMENTAL DATA
Portfolio turnover rate	53%	49%	51%	58%	58%	47%	31%	29%	33%	29%
Thousands of accumulation units outstanding at end of year	424,360	447,734	469,488	484,028	494,584	499,306	493,295	508,889	525,111	543,589

*	Based on per accumulation unit data. Information for Annuity Units is not presented.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Stock Account, the effect of this change for the year ended December 31, 2001 was to increase net investment income per accumulation unit by $0.006 and increase net realized and unrealized loss per accumulation unit by $0.006. For the ratio of net investment income to average net assets, there was no effect for the Stock Account for the year ended December 31, 2001. Per accumulation unit amounts and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

College Retirement Equities Fund ▪ Prospectus	7

CONDENSED FINANCIAL INFORMATION	(continued)

GLOBAL EQUITIES ACCOUNT

For the Years Ended December 31,	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD*
Investment income	$2.587	$2.069	$1.716	$1.641	$1.462	$1.249	$0.956	$0.985	$0.946	$0.959
Expenses	0.462	0.409	0.481	0.397	0.323	0.325	0.281	0.320	0.325	0.300

Net investment income	2.125	1.660	1.235	1.244	1.139	0.924	0.675	0.665 #	0.621	0.659
Net realized and unrealized gain (loss) on total investments	(49.181)	8.522	14.969	6.205	8.064	16.227	(14.853)	(16.493)#	(16.281)	24.976

Net change in accumulation unit value	(47.056)	10.182	16.204	7.449	9.203	17.151	(14.178)	(15.828)	(15.660)	25.635

Accumulation unit value:
Beginning of year	111.273	101.091	84.887	77.438	68.235	51.084	65.262	81.090	96.750	71.115

End of year	$64.217	$111.273	$101.091	$84.887	$77.438	$68.235	$51.084	$65.262	$81.090	$96.750

TOTAL RETURN*	(42.29)%	10.07%	19.09%	9.62%	13.49%	33.57%	(21.72)%	(19.52)%	(16.19)%	36.05%

RATIOS TO AVERAGE NET ASSETS
Expenses	0.68%	0.56%	0.52%	0.50%	0.46%	0.57%	0.49%	0.46%	0.35%	0.39%
Net investment income	2.34%	1.53%	1.35%	1.57%	1.62%	1.60%	1.18%	0.95%#	0.68%	0.85%

SUPPLEMENTAL DATA
Portfolio turnover rate	76%	108%	137%	137%	74%	140%	96%	112%	98%	81%
Thousands of accumulation units outstanding at end of year	146,822	153,123	151,295	139,042	129,787	117,021	104,438	99,558	99,622	89,492

*	Based on per accumulation unit data. Information for Annuity Units is not presented.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Global Equities Account, the effect of this change for the year ended December 31, 2001, was to increase net investment income per accumulation unit by $0.001 and increase net realized and unrealized loss per accumulation unit by $0.001. For the ratio of net investment income to average net assets, there was no effect for the Global Equities Account for the year ended December 31, 2001. Per accumulation unit amounts and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

8	Prospectus ▪ College Retirement Equities Fund

GROWTH ACCOUNT

For the Years Ended December 31,	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD*
Investment income	$0.740	$0.694	$0.625	$0.520	$0.672	$0.606	$0.488	$0.387	$0.509	$0.592
Expenses	0.316	0.272	0.321	0.291	0.249	0.265	0.231	0.278	0.320	0.278

Net investment income	0.424	0.422	0.304	0.229	0.423	0.341	0.257	0.109 #	0.189	0.314
Net realized and unrealized gain (loss) on total investments	(30.509)	10.416	3.066	2.935	3.005	11.572	(18.704)	(18.345)#	(20.788)	24.276

Net change in accumulation unit value	(30.085)	10.838	3.370	3.164	3.428	11.913	(18.447)	(18.236)	(20.599)	24.590

Accumulation unit value:
Beginning of year	75.638	64.800	61.430	58.266	54.838	42.925	61.372	79.608	100.207	75.617

End of year	$45.553	$75.638	$64.800	$61.430	$58.266	$54.838	$42.925	$61.372	$79.608	$100.207

TOTAL RETURN*	(39.78)%	16.73%	5.49%	5.43%	6.25%	27.75%	(30.06)%	(22.91)%	(20.56)%	32.52%

RATIOS TO AVERAGE NET ASSETS
Expenses	0.69%	0.55%	0.52%	0.50%	0.45%	0.54%	0.46%	0.43%	0.31%	0.34%
Net investment income	0.68%	0.60%	0.49%	0.39%	0.77%	0.70%	0.51%	0.17%#	0.18%	0.38%

SUPPLEMENTAL DATA
Portfolio turnover rate	82%	127%	109%	87%	65%	76%	54%	44%	37%	69%
Thousands of accumulation units outstanding at end of period	177,770	180,671	181,824	194,004	196,256	197,453	176,249	171,149	166,751	131,646

*	Based on per accumulation unit data. Information for Annuity Units is not presented.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Growth Account, the effect of this change for the year ended December 31, 2001, was to decrease net investment income per accumulation unit by $0.002, and decrease net realized and unrealized loss per accumulation unit by $0.002. For the ratio of net investment income to average net assets, there was no effect for the Growth Account for the year ended December 31, 2001. Per accumulation unit amounts and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

College Retirement Equities Fund ▪ Prospectus	9

CONDENSED FINANCIAL INFORMATION	(continued)

EQUITY INDEX ACCOUNT

For the Years Ended December 31,	2008	2007	2006	2005	2004	2003	2002		2001		2000		1999

FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD*
Investment income	$1.823	$1.806	$1.636	$1.441	$1.400	$1.073	$1.003		$0.973		$1.055		$1.012
Expenses	0.429	0.383	0.385	0.325	0.256	0.278	0.248		0.258		0.233		0.225

Net investment income	1.394	1.423	1.251	1.116	1.144	0.795	0.755		0.715	#	0.822		0.787
Net realized and unrealized gain (loss) on total investments	(38.771)	3.050	11.332	3.320	6.954	15.521	(15.713)		(9.849	)#	(7.216)		13.733

Net change in accumulation unit value	(37.377)	4.473	12.583	4.436	8.098	16.316	(14.958)		(9.134)		(6.394)		14.520

Accumulation unit value:
Beginning of year	99.683	95.210	82.627	78.191	70.093	53.777	68.735		77.869		84.263		69.743

End of year	$62.306	$99.683	$95.210	$82.627	$78.191	$70.093	$53.777		$68.735		$77.869		$84.263

TOTAL RETURN*	(37.50)%	4.70%	15.23%	5.67%	11.55%	30.34%	(21.76	) %	(11.73	) %	(7.59	) %	20.82%

RATIOS TO AVERAGE NET ASSETS
Expenses	0.59%	0.47%	0.43%	0.41%	0.36%	0.46%	0.41%		0.37%		0.28%		0.30%
Net investment income	1.67%	1.39%	1.39%	1.40%	1.60%	1.33%	1.26	%#	1.02	%#	0.98%		1.05%

SUPPLEMENTAL DATA
Portfolio turnover rate	7%	9%	10%	7%	3%	3%	7%		6%		9%		5%
Thousands of accumulation units outstanding at end of period	112,828	112,608	115,880	116,883	112,708	103,603	86,020		75,254		62,018		57,249

*	Based on per accumulation unit data. Information for Annuity Units is not presented.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Equity Index Account the change had no effect on the condensed financial information. Per accumulation unit amounts and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

10	Prospectus ▪ College Retirement Equities Fund

BOND MARKET ACCOUNT

For the Years Ended December 31,	2008	2007	2006	2005	2004	2003	2002	2001		2000	1999

FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD*
Investment income	$4.241	$4.260	$3.990	$3.437	$3.265	$2.946	$3.317	$3.258		$3.636	$3.289
Expenses	0.416	0.315	0.373	0.342	0.292	0.347	0.261	0.242		0.174	0.166

Net investment income	3.825	3.945	3.617	3.095	2.973	2.599	3.056	3.016	#	3.462	3.123
Net realized and unrealized gain (loss) on total investments	(2.777)	0.806	(0.467)	(1.414)	0.015	0.377	3.236	1.571	#	2.621	(3.711)

Net change in accumulation unit value	1.048	4.751	3.150	1.681	2.988	2.976	6.292	4.587		6.083	(0.588)

Accumulation unit value:
Beginning of year	84.283	79.532	76.382	74.701	71.713	68.737	62.445	57.858		51.775	52.363

End of year	$85.331	$84.283	$79.532	$76.382	$74.701	$71.713	$68.737	$62.445		$57.858	$51.775

TOTAL RETURN*	1.24%	5.97%	4.12%	2.25%	4.17%	4.33%	10.08%	7.93%		11.75%	(1.12)%

RATIOS TO AVERAGE NET ASSETS
Expenses	0.61%	0.51%	0.48%	0.45%	0.40%	0.49%	0.41%	0.43%		0.33%	0.32%
Net investment income	4.53%	4.86%	4.69%	4.09%	4.07%	3.69%	4.75%	5.36	%#	6.50%	6.03%

SUPPLEMENTAL DATA
Portfolio turnover rate	125%	174%	219%	275%	100%	164%	249%	257%		377%†	657%
Thousands of accumulation units outstanding at end of year	99,848	88,915	78,203	73,664	70,239	73,111	81,952	71,368		54,745	54,918

*	Based on per accumulation unit data. Information for Annuity Units is not presented.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Bond Market Account, the effect of this change for the year ended December 31, 2001, was to decrease net investment income per accumulation unit by $0.067, increase net realized and unrealized gain per accumulation unit by $0.067 and decrease the ratio of net investment income to average net assets by 0.12%. Per accumulation unit amounts and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

†

During 2000, the Bond Market Account began structuring dollar rolls as financing transactions. Dollar rolls occur when an Account sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. Had these transactions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rate for the year ended December 31, 2000, would have been 552.94%.

College Retirement Equities Fund ▪ Prospectus	11

CONDENSED FINANCIAL INFORMATION	(continued)

INFLATION-LINKED BOND ACCOUNT

For the Years Ended December 31,	2008	2007	2006	2005	2004	2003	2002	2001		2000	1999

FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD*
Investment income	$2.700	$2.618	$1.560	$2.657	$2.028	$1.764	$1.797	$1.816		$2.113	$1.730
Expenses	0.249	0.186	0.228	0.194	0.166	0.193	0.147	0.122		0.083	0.099

Net investment income	2.451	2.432	1.332	2.463	1.862	1.571	1.650	1.694	#	2.030	1.631
Net realized and unrealized gain (loss) on total investments	(3.367)	2.695	(1.339)	(1.316)	1.497	1.395	3.817	0.692	#	1.491	(1.062)

Net change in accumulation unit value	(0.916)	5.127	(0.007)	1.147	3.359	2.966	5.467	2.386		3.521	0.569

Accumulation unit value:
Beginning of year	51.563	46.436	46.443	45.296	41.937	38.971	33.504	31.118		27.597	27.028

End of year	$50.647	$51.563	$46.436	$46.443	$45.296	$41.937	$38.971	$33.504		$31.118	$27.597

TOTAL RETURN*	(1.78)%	11.04%	(0.01)%	2.53%	8.01%	7.61%	16.32%	7.67%		12.76%	2.10%

RATIOS TO AVERAGE NET ASSETS
Expenses	0.58%	0.50%	0.49%	0.43%	0.39%	0.48%	0.41%	0.36%		0.29%	0.36%
Net investment income	4.69%	5.00%	2.83%	5.47%	4.34%	3.93%	4.56%	4.93	%#	6.97%	5.99%

SUPPLEMENTAL DATA
Portfolio turnover rate	19%	13%	23%	24%	110%	240%	31%	42%		17%	54%
Thousands of accumulation units outstanding at end of year	115,929	90,526	77,482	82,764	72,643	57,499	63,825	35,274		15,188	4,757

*	Based on per accumulation unit data. Information for Annuity Units is not presented.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Inflation-Linked Bond Account, the effect of this change for the year ended December 31, 2001, was to decrease net investment income per accumulation unit by $0.031, increase net realized and unrealized gain per accumulation unit by $0.031 and decrease the ratio of net investment income to average net assets by 0.11%. Per accumulation unit amounts and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

12	Prospectus ▪ College Retirement Equities Fund

SOCIAL CHOICE ACCOUNT

For the Years Ended December 31,	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD*
Investment income	$4.191	$4.165	$3.687	$2.987	$2.883	$2.418	$2.687	$2.766	$3.188	$2.898
Expenses	0.600	0.492	0.535	0.465	0.377	0.422	0.337	0.352	0.282	0.293

Net investment income	3.591	3.673	3.152	2.522	2.506	1.996	2.350	2.414 #	2.906	2.605
Net realized and unrealized gain (loss) on total investments	(34.439)	2.371	8.412	2.877	6.473	14.293	(10.756)	(7.003)#	(2.582)	6.752

Net change in accumulation unit value	(30.848)	6.044	11.564	5.399	8.979	16.289	(8.406)	(4.589)	0.324	9.357

Accumulation unit value:
Beginning of year	131.566	125.522	113.958	108.559	99.580	83.291	91.697	96.286	95.962	86.605

End of year	$100.718	$131.566	$125.522	$113.958	$108.559	$99.580	$83.291	$91.697	$96.286	$95.962

TOTAL RETURN*	(23.45)%	4.81%	10.15%	4.97%	9.02%	19.56%	(9.17)%	(4.77)%	0.34%	10.80%

RATIOS TO AVERAGE NET ASSETS
Expenses	0.61%	0.48%	0.45%	0.42%	0.37%	0.47%	0.39%	0.40%	0.30%	0.32%
Net investment income	3.02%	2.81%	2.65%	2.29%	2.46%	2.22%	2.75%	2.77%#	3.04%	2.88%

SUPPLEMENTAL DATA
Portfolio turnover rate	77%	60%	84%	97%	37%	41%	93%	69%	117%†	206%
Thousands of accumulation units outstanding at end of year	66,369	67,773	67,385	66,154	62,316	57,111	50,707	46,290	42,550	41,355

*	Based on per accumulation unit data. Information for Annuity Units is not presented.

#

As required, effective January 1, 2001, the Accounts adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities. For the Social Choice Account, the effect of this change for the year ended December 31, 2001, was to decrease net investment income per accumulation unit by $0.019, decrease net realized and unrealized loss per accumulation unit by $0.019 and decrease the ratio of net investment income to average net assets by 0.02%. Per accumulation unit amounts and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

†

During 2000, the Social Choice Account began structuring dollar rolls as financing transactions. Dollar rolls occur when an Account sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. Had these transactions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rate for the year ended December 31, 2000, would have been 196.05%.

College Retirement Equities Fund ▪ Prospectus	13

CONDENSED FINANCIAL INFORMATION	(concluded)

MONEY MARKET ACCOUNT

For the Years Ended December 31,	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD*
Investment income	$0.700	$1.258	$1.169	$0.726	$0.307	$0.264	$0.407	$0.888	$1.273	$0.976
Expenses	0.124	0.092	0.098	0.090	0.078	0.097	0.082	0.069	0.055	0.057

Net investment income	0.576	1.166	1.071	0.636	0.229	0.167	0.325	0.819	1.218	0.919
Net realized and unrealized gain (loss) on total investments	0.032	(0.004)	—	0.003	(0.006)	(0.004)	(0.005)	0.009	0.007	(0.005)

Net increase in accumulation unit value	0.608	1.162	1.071	0.639	0.223	0.163	0.320	0.828	1.225	0.914

Accumulation unit value:
Beginning of year	24.896	23.734	22.663	22.024	21.801	21.638	21.318	20.490	19.265	18.351

End of year	$25.504	$24.896	$23.734	$22.663	$22.024	$21.801	$21.638	$21.318	$20.490	$19.265

TOTAL RETURN*	2.44%	4.90%	4.73%	2.90%	1.02%	0.75%	1.50%	4.04%	6.36%	4.98%

RATIOS TO AVERAGE NET ASSETS
Expenses	0.56%	0.45%	0.43%	0.41%	0.36%	0.45%	0.38%	0.33%	0.28%	0.30%
Net investment income	2.25%	4.79%	4.64%	2.86%	1.05%	0.77%	1.51%	3.88%	6.12%	4.90%

SUPPLEMENTAL DATA
Thousands of accumulation units
outstanding at end of year	582,112	468,749	392,914	316,665	297,573	305,732	334,898	338,791	315,206	354,754

*	Based on per accumulation unit data. Information for Annuity Units is not presented.

14	Prospectus ▪ College Retirement Equities Fund

YOUR INVESTMENT OPTIONS

OVERVIEW OF THE ACCOUNTS

          CREF has eight investment portfolios, or Accounts, which are divided into several categories reflecting different investment management techniques. They are:

Equity Accounts:

•	Stock Account

•	Global Equities Account

•	Growth Account

Index Account:

•	Equity Index Account

Fixed-Income Accounts:

•	Bond Market Account

•	Inflation-Linked Bond Account

Specialty/Balanced Account:

•	Social Choice Account

Money Market Account:

•	Money Market Account

          CREF’s goal is to provide retirement benefits. CREF has a long-term investment perspective and the Accounts provide a wide range of investment alternatives. Each Account has its own investment objective, policies and special risks. The investment objective of an Account cannot be changed without the approval of a majority of Account participants. CREF can change investment policies without such approval. There is no guarantee that any Account will meet its investment objective.

          Each of the Stock, Global Equities, Equity Index, Bond Market, Inflation-Linked Bond and Money Market Accounts has a policy of investing, under normal circumstances, at least 80% of its respective assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name, including such terms as “equity” and “index.” Each of these Accounts will provide its participants with at least 60 days’ prior notice before making changes to this policy. The Accounts are not appropriate for market timing. You should not invest in the Accounts if you are a market timer.

College Retirement Equities Fund ▪ Prospectus	15

EQUITY ACCOUNTS

          Stock Account

          Investment Objective: A favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

          Principal Investment Strategies: Under normal circumstances, the Stock Account invests at least 80% of its assets in a broadly diversified portfolio of common stocks. The Account’s investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), typically uses a combination of three different investment strategies to manage the Account—active management, enhanced indexing and pure indexing, and invests in both domestic and foreign securities. TCIM seeks to achieve the Account’s overall investment objective by managing the Account in segments, each of which may use one of these different investment strategies.

          A portion of the Account is managed using an active management strategy. With active management, TCIM concentrates on individual companies rather than sectors or industries. TCIM looks for stocks that it believes are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. TCIM also looks for companies whose assets appear undervalued in the market. In general, TCIM focuses on companies with shareholder-oriented managements dedicated to creating shareholder value. The Account may invest in companies of any size, including small companies.

          A portion of the Account is managed using an enhanced index strategy. With enhanced indexing, TCIM may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of various segments of the benchmark index, while also seeking to outperform that benchmark index. Enhanced index strategies often employ proprietary, quantitative modeling techniques for stock selection, country allocation and portfolio construction. Quantitative analysis involves the use of mathematical models and computer programs that attempt to outperform the index by over and under weighting certain stocks while keeping the Account’s overall financial and risk characteristics similar to those of its benchmark index. Relative to TCIM’s other approaches for managing other equity accounts, in general the enhanced indexing methodology is designed so that the Account diverges from and may outperform its benchmark more than an indexing approach, but remains closer to the benchmark than other equity accounts using a traditional active management style. Enhanced index strategies will typically hold more stock than traditional active strategies.

          A portion of the Account is managed using a pure index strategy. This portion of the Account is designed to track various segments of the component indices of the Account’s composite benchmark index. This portion of the Account may not invest in all stocks in the indices comprising the Account’s composite benchmark,

16	Prospectus ▪ College Retirement Equities Fund

but rather may use a sampling approach to create a portfolio that closely matches the overall characteristics of the relevant segments of the underlying indices.

          The Account invests in foreign stocks and other equity securities. The Account also may invest in fixed-income securities and money market instruments traded on foreign exchanges or in other foreign securities markets, or that are privately placed. Foreign securities have different types and levels of risk than a strictly domestic portfolio. The Account will also invest a portion of its foreign investments in emerging market securities and, to a lesser extent, foreign small-cap equities. Over time, the Account intends to transition weightings of its holdings to be approximately 70-75% domestic equities and 25-30% foreign equities. Within the foreign equities weightings, approximately 5% of the Account will be comprised of emerging market investments and approximately 3% of the Account will be comprised of foreign small-cap investments. As of December 31, 2008, foreign securities were approximately 23.56% of the market value of the Account. For a discussion of additional risks concerning investments in foreign securities, see “Additional Information About Investment Strategies and Risks” below.

          The benchmark for the Stock Account is a composite index comprised of four unmanaged benchmarks: the Russell 3000® Index, the MSCI Barra (“MSCI”) EAFE® + Canada Index, the MSCI Emerging Markets IndexSM and the MSCI EAFE® + Canada Small Cap Index. The weights in the composite index change daily to reflect the relative sizes of the domestic, developed foreign market, emerging market and foreign small-cap segments of the Account and to maintain its consistency with the Account’s investment strategies. See “More About Benchmarks and Other Indices” below for additional information about composite and other benchmarks.

          Principal Investment Risks: The Account is subject to the following principal investment risks:

•	market risk;

•	company risk;

•	index risk;

•	quantitative analysis risk;

•	foreign investment risk;

•	small-cap/mid-cap risk;

•	large-cap risk; and

•	active management risk.

          Investing in securities traded in foreign exchanges or foreign markets involves risks beyond those of domestic investing. These include political or social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. Also, seeking enhanced results relative to an index may cause that portion of the Account that is managed using an enhanced index strategy to underperform the index. Furthermore, because of the Account’s size, it may be buying or selling blocks of stock that are large compared to the stock’s trading volume, making it difficult to reach the positions called for

College Retirement Equities Fund ▪ Prospectus	17

by TCIM’s investment decisions and/or affecting the stock’s price. As a result, TCIM may not be able to adjust the portfolio as quickly as it would like.

          As with any investment, you can lose money by investing in this Account.

          Who May Want to Invest: The Stock Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to invest in a broadly diversified stock portfolio.

          See “Principal Risks of Investing in the Accounts” below and “Additional Information About Investment Strategies and Risks” below for more information.

          Global Equities Account

          Investment Objective: A favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

          Principal Investment Strategies: Under normal circumstances, the Global Equities Account invests at least 80% of its assets in equity securities of foreign and domestic companies. Typically, at least 40% of the Account is invested in foreign securities and at least 25% in domestic securities, as TCIM deems appropriate. The remaining 35% is distributed between foreign and domestic securities. These percentages may vary according to market conditions. As of December 31, 2008, foreign securities were approximately 43.61% of the market value of the Account. Normally, the Account will be invested in at least three different countries, one of which will be the United States, although the Account will usually be more diversified. For a discussion of additional risks concerning investments in foreign securities, see “Additional Information About Investment Strategies and Risks” below.

          The Account can invest in companies of any size, including small companies. Investing in smaller companies entails more risk. See “Principal Investment Risks” for the Global Equities Account below.

          TCIM typically uses a combination of three different investment strategies to manage the Account—active management, enhanced indexing and pure indexing. TCIM seeks to achieve the Account’s overall investment objective by managing the Account in segments, each of which may use one of these different investment strategies. For that portion of the Account that is actively managed, TCIM looks for stocks that it believes are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. TCIM also looks for companies whose assets appear undervalued in the market. In general, TCIM focuses on companies with shareholder-oriented managements dedicated to creating shareholder value.

          A portion of the Account is managed using an enhanced index strategy. With enhanced indexing, TCIM may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of various segments of the benchmark index, while also seeking to outperform that benchmark index. Enhanced index strategies often employ proprietary, quantitative modeling techniques for stock selection, country allocation and portfolio construction. Quantitative analysis involves the use of

18	Prospectus ▪ College Retirement Equities Fund

mathematical models and computer programs that attempt to outperform the index by over and under weighting certain stocks while keeping the Account’s overall financial and risk characteristics similar to those of its benchmark index. Relative to TCIM’s other approaches for managing other equity accounts, in general the enhanced indexing methodology is designed so that the Account diverges from and may outperform its benchmark more than an indexing approach, but remains closer to the benchmark than other equity accounts using a traditional active management style. Enhanced index strategies will typically hold more stock than traditional active strategies.

          A portion of the Account is managed using a pure index strategy. This portion of the Account is designed to track various segments of the benchmark index. This portion of the Account may not invest in all stocks in the Account’s benchmark, but rather may use a sampling approach to create a portfolio that closely matches the overall characteristics of the relevant segments of the index.

          The benchmark for the Global Equities Account is the MSCI World IndexSM. See “More About Benchmarks and Other Indices” below for additional information about benchmarks.

          Principal Investment Risks: The Account is subject to the following principal investment risks:

•	market risk;

•	company risk;

•	quantitative analysis risk;

•	index risk;

•	foreign investment risk;

•	small-cap/mid-cap risk;

•	active management risk; and

•	large-cap risk.

          Investing in securities traded in foreign exchanges or foreign markets involves risks beyond those of domestic investing. These include political or social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. Also, seeking enhanced results relative to an index may cause that portion of the Account that is managed using an enhanced index strategy to underperform the index. The Account may also be subject to market timing risk due to “stale price arbitrage,” in which an investor seeks to take advantage of the perceived difference in price from a foreign market closing price. If not mitigated through effective policies, market timing can interfere with efficient portfolio management and cause dilution. The Account has in place policies and procedures that are designed to reduce the risk of market timing in the Account.

          As with any investment, you can lose money by investing in this Account.

          Who May Want to Invest: The Global Equities Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to take advantage of the potential of foreign markets.

College Retirement Equities Fund ▪ Prospectus	19

          See “Principal Risks of Investing in the Accounts” below and “Additional Information About Investment Strategies and Risks” below for more information.

          Growth Account

          Investment Objective: A favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

          Principal Investment Strategies: Under normal circumstances, the Growth Account invests at least 80% of its assets in common stocks and other equity securities. The Account invests primarily in large, well-known, established companies, particularly when TCIM believes they have new or innovative products, services or processes that enhance future earnings prospects. To a lesser extent, the Account may also invest in smaller, less seasoned companies with growth potential as well as companies in new and emerging areas of the economy. The Account may also invest in companies in order to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

          Growth-oriented companies are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of a company’s earnings (i.e., the degree to which earnings are derived from sustainable sources), and analyzing companies as if one would be buying the underlying business, not simply trading its equity. Growth investing also involves fundamental research and qualitative analysis of particular companies in order to identify and benefit from particular companies whose business prospects appear underappreciated by the market.

          The Account may buy foreign securities and other instruments if TCIM believes they have superior investment potential. Depending on investment opportunities, the Account may invest up to 20% of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units.

          TCIM typically uses a combination of both active management and pure indexing to manage the Account. These investment strategies are used with respect to different segments of the Account to seek to achieve the Account’s general investment objective. For that portion of the Account that is actively managed, TCIM looks for stocks that it believes are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. TCIM also looks for companies whose assets appear undervalued in the market. In general, TCIM focuses on companies with shareholder-oriented managements dedicated to creating shareholder value.

          A portion of the Account is managed using a pure index strategy. This portion of the Account is designed to track various segments of the Account’s benchmark index. This portion of the Account may not invest in all stocks in the benchmark, but rather may use a sampling approach to create a portfolio that closely matches the overall characteristics of the relevant segments of the index.

20	Prospectus ▪ College Retirement Equities Fund

          The benchmark for the Growth Account is the Russell 1000® Growth Index. See “More About Benchmarks and Other Indices” below for additional information about benchmarks.

          Principal Investment Risks: The Account is subject to the following principal investment risks:

•	market risk;

•	company risk;

•	foreign investment risk;

•	small-cap/mid-cap risk;

•	large-cap risk;

•	active management risk;

•	index risk;

•	quantitative analysis risk; and

•	the risks of growth investing.

          Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. The Account will probably be more volatile than the overall stock market due to its focus on more growth-oriented sectors of the market.

          As with any investment, you can lose money by investing in this Account.

          Who May Want to Invest: The Growth Account may be best for individuals who are looking for long-term capital appreciation and a favorable long-term return but are willing to tolerate fluctuations in value. It may also be well suited to investors seeking exposure to growth-oriented companies who also have exposure to other segments of the stock market, including selective exposure to value-oriented companies.

          See “Principal Risks of Investing in the Accounts” below and “Additional Information About Investment Strategies and Risks” below for more information.

INDEX ACCOUNT

          Equity Index Account

          Investment Objective: A favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.

          Principal Investment Strategies: The Equity Index Account is designed to track the U.S. stock market as a whole and invests in stocks in the Russell 3000® Index. Although the Account invests in stocks in the Russell 3000® Index, it may not necessarily invest in all 3,000 stocks in the index. The Account approaches full replication of the index to create a portfolio that closely matches the overall investment characteristics of the index. This means that a company can remain in the Account even if it performs poorly, unless the company is removed from the Russell 3000® Index. Using the Russell 3000® Index is not fundamental to the Account’s investment objective and policies. The Account can change the index at

College Retirement Equities Fund ▪ Prospectus	21

any time and will notify its participants if it does so. See “More About Benchmarks and Other Indices” below for additional information about benchmarks.

          The Account may also invest in securities and other instruments, such as futures, whose return depends on stock market prices. TCIM selects these instruments to attempt to match the total return of the Russell 3000® Index but may not always do so.

          Principal Investment Risks: The Account is subject to the following principal investment risks:

•	market risk;

•	company risk;

•	index risk;

•	large-cap risk; and

•	small- and mid-cap risk.

          The Account attempts to closely track the Russell 3000® Index and changes are made to its holdings to reflect changes in the index. However, the Account does not invest in all 3,000 stocks in the index and the Account incurs transactional expenses, so there can be no assurance that its performance will match that of the index. Also, the Account’s returns, unlike those of the index, are reduced by investment and other operating expenses. See “More About Benchmarks and Other Indices” below for additional information about benchmarks.

          As with any investment, you can lose money by investing in this Account.

          Who May Want to Invest: The Equity Index Account may be best for individuals who have a longer time horizon, think U.S. stocks will perform well over time and want to invest in a broad range of securities in the U.S. market.

          See “Principal Risks of Investing in the Accounts” below and “Additional Information About Investment Strategies and Risks” below for more information.

NON-PRINCIPAL INVESTMENTS OF THE EQUITY AND EQUITY INDEX ACCOUNTS

          The Equity Accounts and Equity Index Account may make certain other investments, but not as principal strategies. In addition to stocks, the Equity and Equity Index Accounts may hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts. The Equity and Equity Index Accounts may also invest in short-term debt securities of the same type as those held by the Money Market Account and other kinds of short-term instruments for cash management and other purposes. Investing in these securities and instruments is intended to help the Accounts maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Accounts also may invest up to 20% of their assets in fixed-income securities. TCIM may also manage cash in the Accounts by investing in money market funds or other short-term investment company securities.

          The Equity and Equity Index Accounts may also buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such

22	Prospectus ▪ College Retirement Equities Fund

futures contracts. They may also buy and sell stock index futures contracts. The Equity and Equity Index Accounts may use such options and futures contracts for hedging and cash management purposes (but not for speculation) and to increase total return. Futures contracts permit an Account to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          The Equity and Equity Index Accounts may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Equity and Equity Index Accounts may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Equity Account or the Equity Index Account invests in ETFs or other investment companies, the Account bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, these Accounts also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on, and securities indexed to, foreign currencies. Although the Equity and Equity Index Accounts may use options, futures or currency contracts at times to hedge certain risks, it is not the intent of these Accounts to hedge all equity or currency risks of the Accounts at any particular time.

          The Equity and Equity Index Accounts may invest in other derivatives and other similar financial instruments, such as equity swaps, so long as these derivatives and financial instruments are consistent with the Account’s investment objective and restrictions, policies and current regulations.

          The Equity and Equity Index Accounts may also hold fixed-income securities that they acquire through mergers, recapitalizations or other situations. When TCIM believes market conditions are favorable, these Accounts may also invest in bonds or other debt instruments similar to those investments made by the Bond Market Account. The Equity and Equity Index Accounts may also invest in debt securities whose prices or interest rates are linked to the return of a stock market index.

          For more information on these and other investments the Accounts may utilize, please see the SAI.

FIXED-INCOME ACCOUNTS

         Bond Market Account

          Investment Objective: A favorable long-term rate of return, primarily through high current income consistent with preserving capital.

          Principal Investment Strategies: Under normal circumstances, the Bond Market Account invests at least 80% of its assets in a broad range of ffixed-income securities. The majority of the Account’s assets are invested in U.S. Treasury and Agency securities, corporate bonds and mortgage-backed or other asset-backed securities. The Account’s holdings are mainly investment-grade securities rated in the top four credit categories by Moody’s Investors Service, Inc. (“Moody’s”) or

College Retirement Equities Fund ▪ Prospectus	23

Standard & Poor’s (“S&P”), or that TCIM determines are of comparable quality. Fixed-income securities may pay a fixed or variable rate of interest.

          The Account will overweight or underweight individual securities or sectors as compared to their weight in the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Index”) depending on where TCIM finds undervalued, overlooked or misunderstood issues that TCIM believes offer the potential for superior returns compared to the Barclays Index. See “More About Benchmarks and Other Indices” below for additional information about benchmarks.

          The Account can also invest in non-investment-grade securities (also known as “high yield” or “junk” bonds) rated Ba1 or lower by Moody’s or BB+ or lower by Standard & Poor’s as well as unrated securities that TCIM determines to be of a similar quality. However, TCIM does not intend to invest more than 20% of the Account’s assets in such securities. The Account can also make foreign investments, but such investments are not expected to exceed 15% of the Account’s assets.

          The Account is managed to track the duration of the Barclays Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 2008, the duration of the Barclays Index was 3.71 years. By keeping the duration of the Account close to that of its benchmark index, the Account’s returns due to changes in interest rates should be similar to the Index’s returns due to changes in interest rates.

          The Account can also invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations, and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest.

          The Account may make certain other investments, but not as principal investment strategies. For example, the Account may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities.

          TCIM may also use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Account “rolls over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The Account may also engage in duration-neutral relative value trading, a technique in which the Account buys and sells government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. While these techniques are both designed to enhance the Account’s returns, TCIM does not expect these techniques to significantly raise the Account’s capital gains or

24	Prospectus ▪ College Retirement Equities Fund

losses. There are no commissions on purchases and sales of fixed-income securities, so increased trading will not raise the Account’s expenses.

          Principal Investment Risks: The Account is subject to the following principal investment risks:

•	income volatility risk;

•	credit risk;

•	call risk;

•	interest rate risk;

•	prepayment risk;

•	extension risk;

•	active management risk; and

•	market volatility and liquidity risk.

          Interest rate risk is the risk that prices of portfolio securities held by the Account may decline if interest rates rise. For example, if interest rates rise by 1%, the market value of a portfolio with a duration of 5 years will decline by approximately 5%.

          In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risks. Issuers of non-investment-grade securities may be in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. High-yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

          Bear in mind that all these risks can also apply to the lower levels of “investment-grade” securities, for example, Moody’s Baa and S&P’s BBB. Also, securities originally rated “investment-grade” are sometimes downgraded later, should a ratings service believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Account, it may or may not be sold, depending on an analysis by TCIM of the issuer’s prospects. However, the Account will not purchase below-investment-grade securities if that would increase their amount in the portfolio above the Account’s current investment target. The Account does not rely exclusively on credit ratings when making investment decisions because such ratings may not alone be an accurate measure of the risk of lower-rated bonds. Instead, TCIM also does its own credit analysis, and pays particular attention to economic trends and other market events.

          The Account can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

          The Account’s investments in mortgage-backed securities are subject to prepayment or extension risk. This is the possibility that a change in interest rates would cause the underlying mortgages to be paid off sooner or later than expected.

          As with any investment, you can lose money by investing in this Account.

College Retirement Equities Fund ▪ Prospectus	25

          Who May Want to Invest: The Bond Market Account may be best for individuals who have a longer time horizon, think bonds will do well over time and want to balance other holdings invested in stocks.

          See “Principal Risks of Investing in the Accounts” below and “Additional Information About Investment Strategies and Risks” below for more information.

          Inflation-Linked Bond Account

          Investment Objective: A long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

          Principal Investment Strategies: Under normal circumstances, the Inflation-Linked Bond Account invests at least 80% of its assets in U.S. Treasury Inflation-Indexed Securities (TIIS). The Account can also invest in other inflation-indexed bonds issued or guaranteed by the U.S. government or its agencies, by corporations and other U.S. domiciled issuers as well as foreign governments. It can also invest in money market instruments or other short-term securities.

          Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they are expected to retain their value against inflation over time.

          The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (“CPI-U”). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation.

          The principal amount of a TIIS investment can go down in times of negative inflation. However, the U.S. Treasury guarantees that the final principal payment at maturity will not be less than the original principal amount of the bond.

          The interest and principal components of the bonds may be “stripped” or sold separately. The Account can buy or sell either component.

          The Account can also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, TCIM does not expect the Account’s investments in inflation-linked bonds of foreign issuers will be more than 25% of its assets, although this level may change.

          The Account can also hold the same kind of fixed-income securities as the Bond Market Account. These securities will usually be investment-grade. However, the Account can invest up to 5% of its assets in fixed-income instruments that are rated below investment-grade, or in unrated securities of similar quality.

26	Prospectus ▪ College Retirement Equities Fund

          Principal Investment Risks: The Account is subject to the following principal investment risks:

•	income volatility risk;

•	credit risk;

•	call risk;

•	interest rate risk;

•	prepayment risk;

•	extension risk; and

•	active management risk.

          In addition, because the investments in the Account are “marked-to-market” daily and because market values will fluctuate, the Account could lose money on its investments. As a result, its total return may not actually track the selected inflation index every year.

          Market values of inflation-indexed bonds can be affected by changes in the market’s inflation expectations or changes in real rates of interest.

          Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, participants who choose to receive annuity income through this Account should be aware that their income might not keep pace with inflation precisely, if the average stated interest rate on the Account’s inflation-indexed bonds is below about 4%.

          As with any investment, you can lose money by investing in this Account.

          Who May Want to Invest: The Inflation-Linked Bond Account may be best for individuals who are especially concerned about high inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and want to balance holdings in stocks, conventional bonds, and other investments.

          See “Principal Risks of Investing in the Accounts” below and “Additional Information About Investment Strategies and Risks” below for more information.

NON-PRINCIPAL INVESTMENTS OF THE BOND MARKET AND INFLATION-LINKED BOND ACCOUNTS

          The Bond Market and Inflation-Linked Bond Accounts may make certain other investments, but not as principal strategies. For instance, the Bond Market and Inflation-Linked Bond Accounts may hold the same kind of money market and other short-term instruments and debt securities as the Money Market Account, as well as other kinds of short-term instruments. The Bond Market Account may also hold preferred stock and common stock through conversion of bonds or exercise of warrants.

          To help manage currency risk, the Bond Market and Inflation-Linked Bond Accounts may also buy and sell options, futures contracts and options on futures (including options and futures on foreign currencies). They may also enter into forward currency contracts and buy and sell securities indexed to foreign

College Retirement Equities Fund ▪ Prospectus	27

securities. These Accounts intend to use options and futures primarily as a hedging technique, for risk management or for cash management.

          The Bond Market and Inflation-Linked Bond Accounts may buy and sell swaps and options on swaps. These Accounts will use these instruments as hedging techniques or for cash management purposes but not for speculation. These instruments do, however, involve special risks. These Accounts are not required to hedge investments.

          The Bond Market and Inflation-Linked Bond Accounts may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities.

          In addition, the Bond Market and Inflation-Linked Bond Accounts may invest in other investment companies, such as ETFs, for cash management and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When invested in other investment companies, these Accounts will bear their proportionate share of expenses charged by these investment companies.

          For more information on these and other investments the Accounts may utilize, please see the SAI.

SPECIALTY/BALANCED ACCOUNT

         Social Choice Account

          Investment Objective: A favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

          Principal Investment Strategies: The Social Choice Account invests in a diversified set of domestic and foreign stocks and other equity securities, bonds and other fixed-income securities, as well as money market instruments and other short-term debt instruments. The Account invests only in companies that are suitable from a financial perspective and whose activities are consistent with the Account’s social criteria.

          The Account is balanced, with assets divided between foreign and domestic stocks and other equity securities (about 60%) and bonds and other fixed-income securities, including money market instruments (about 40%). The equity portion of the Account is divided between a domestic and a foreign portion, with domestic equities accounting for approximately 47% of the Account (domestic equities may vary between 37% and 57% of the Account) and foreign equities accounting for approximately 13% of the Account (foreign equities may vary between 8% and 18% of the Account). When TCIM believes that market conditions or transaction needs require it, the equity portion of the Account can go as high as 70% or as low as 50% through adjustments to either or both of the domestic and foreign equity portions, with corresponding changes to the fixed-income portion. Any of these percentages can be changed even further if TCIM believes it would be appropriate.

28	Prospectus ▪ College Retirement Equities Fund

          Current Social Criteria: The social criteria the Account takes into consideration, and any universe of investments that the Account utilizes, are non-fundamental investment policies. They can be changed without the approval of the Account’s participants.

          The Account primarily invests in companies that are screened by KLD Research and Analytics, Inc. (“KLD”) to favor companies that meet or exceed the environmental, social and governance (“ESG”) criteria. The Account does this by investing in companies included in: (i) the FTSE KLD US All Cap Sustainability Index (formerly, the KLD Broad Market SocialSM Index), which is a subset of the 3,000 largest publicly traded U.S. companies, and (ii) the FTSE Global Sustainability Ex US Index, which is a subset of global developed country large- and mid-cap companies excluding the United States (collectively, the “KLD/FTSE Index”).

          The equity portion of the Account includes both a domestic and a foreign equities portion. The domestic equity portion attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index. The foreign equity portion of the Account attempts to track the return of developed foreign markets as represented by the MSCI EAFE® + Canada Index.

          The fixed-income portion of the Account seeks to track the returns and duration of the Barclays Capital U.S. Aggregate Bond Index. The corporate issuers held in this portion of the Account are also subject to the screening criteria of KLD.

          The benchmark for the Social Choice Account is a composite index comprised of three unmanaged benchmarks: the Russell 3000® Index, the MSCI EAFE® + Canada Index and the Barclays Capital U.S. Aggregate Bond Index. See “More About Benchmarks and Other Indices” below for more information about composite and other benchmarks.

          Prior to being eligible for inclusion in the KLD/FTSE Index, companies are subject to a comprehensive ESG performance evaluation conducted by KLD, consisting of numerous factors. The ESG evaluation process favors companies that are:

•	Strong stewards of the environment;

•	Devoted to serving local communities and society generally;

•	Committed to higher labor standards for their own employees and those in the supply chain;

•	Dedicated to producing high-quality and safe products; and

•	Managed in an exemplary and ethical manner.

          Examples of environmental assessment categories are: management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.

College Retirement Equities Fund ▪ Prospectus	29

          KLD then ranks companies by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards to be included in the KLD/FTSE Index. For each industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in the KLD/FTSE Index or the Account. When ESG concerns exist, the process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.

          The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the KLD/FTSE Index or the Account, most companies involved in these industries are ineligible for inclusion in the KLD/FTSE Index due to their poor overall ESG performance relative to their industry sector peers.

          The Corporate Governance and Social Responsibility Committee of the Board of Trustees provides guidance with respect to the Account’s social criteria. TCIM seeks to ensure that the Account’s investments are consistent with its social criteria, but TCIM cannot guarantee that this will always be the case for every Account holding. Even if an investment is not excluded by KLD’s criteria, TCIM has the option of excluding the investment if it decides the investment is inappropriate. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to review the ESG evaluation process.

          The Account is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Account may also invest in securities issued by other countries or their agencies or instrumentalities in accordance with criteria established by the Corporate Governance and Social Responsibility Committee. The Account may invest up to 15% of its assets in foreign investments. The Account may also buy futures contracts and other derivative instruments for hedging and for cash management purposes.

          The fixed-income portion of the Account invests in the same kinds of securities as the Bond Market Account. This portion may also use a trading technique called “mortgage rolls” which is outlined under the Bond Market Account description. Use of this technique by the Account will have the same benefits and risks as described for the Bond Market Account.

          Money market instruments and short-term debt securities will be of the same types as those held by the Money Market Account. The Account can also hold other kinds of short-term instruments. These help the Account to maintain liquidity, use cash balances effectively and take advantage of attractive investment opportunities.

          The Account may also buy and sell options, swaps, options on swaps, futures contracts and options on futures. The Account will use these instruments as hedging techniques or for cash management but not for speculation. These instruments do, however, involve special risks. The Account is not required to hedge its investments.

30	Prospectus ▪ College Retirement Equities Fund

          Principal Investment Risks: The Account is subject to the following principal investment risks:

•	market risk;

•	company risk;

•	foreign investment risk;

•	small-cap/mid-cap risk;

•	income volatility risk;

•	credit risk;

•	call risk;

•	interest rate risk;

•	prepayment risk;

•	extension risk;

•	active management risk; and

•	index risk.

          In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, the Account may not be able to take advantage of some market opportunities that would be available if the Account did not use these criteria. Because only part of the Account’s assets is in stocks and other equity securities, overall returns may not parallel the U.S. stock market as a whole. However, TCIM expects that the Account will have less risk than a portfolio made up exclusively of common stocks. The Account is also exposed to the risks of investing in equity securities of small companies. These securities may experience greater price fluctuations than the securities of larger companies.

          As with any investment, you can lose money by investing in this Account.

          Who May Want to Invest: The Social Choice Account may be best for individuals who want to avoid investing in companies that do not meet certain social criteria screens; want an Account balanced among stocks, bonds and money market instruments; and want an Account that may be less volatile than a stock Account.

          See “Principal Risks of Investing in the Accounts” below and “Additional Information About Investment Strategies and Risks” below for more information.

MONEY MARKET ACCOUNT

          Money Market Account

          Investment Objective: High current income consistent with maintaining liquidity and preserving capital.

          Principal Investment Strategies: Substantially all the Money Market Account’s assets are invested in securities or other instruments maturing in 397 days or less. However, the dollar-weighted average maturity of the Account may not be more than 90 days.

          The Account invests primarily in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or dollar-denominated foreign companies;

College Retirement Equities Fund ▪ Prospectus	31

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, banker’s acceptances and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities; and

(9)

Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

          The Account invests at least 95% of its assets in money market instruments that at the time of purchase are “first tier” securities—that is, rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities that TCIM believes to be of comparable quality. Up to 5% of the Account’s assets may be invested in “second tier” securities—securities rated within the two highest categories by at least two NRSROs or in unrated securities of comparable quality. The Account may also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

          The above list of investments is not exclusive and the Account may make other investments consistent with its investment objective and policies.

          The benchmark index for the Account is the iMoneyNet Money Fund Report AveragesTM — All Taxable.

          Principal Investment Risks: The principal risk of investing in the Money Market Account is current income risk—that is, the income the Account receives may fall as a result of a decline in interest rates. Market levels of interest rates may make it difficult or impossible for the Account to meet its investment objective of high current income. To a lesser extent, the Account is also subject to company risk, income volatility risk and interest rate risk. An investment in the Money Market Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          As with any investment, you can lose money by investing in this Account.

32	Prospectus ▪ College Retirement Equities Fund

          No Constant Accumulation Value: Unlike most money market funds, the Money Market Account does not distribute income on a daily basis. Therefore, the Account does not maintain a constant value of $1.00 per share or unit and the accumulation unit value will fluctuate.

          Who May Want to Invest: The Money Market Account may be best for individuals who have a shorter time horizon, want to keep up with inflation but are not looking for high “real” returns over inflation and are risk averse.

          See “Principal Risks of Investing in the Accounts” below and “Additional Information About Investment Strategies and Risks” below for more information.

PRINCIPAL RISKS OF INVESTING IN THE ACCOUNTS

          PRINCIPAL RISKS OF INVESTING IN THE EQUITY ACCOUNTS

          In general, the value of equity securities fluctuates in response to the performance and financial condition of individual companies that issue them and in response to general market and economic conditions. Therefore, the value of an investment in the Accounts that hold equity securities may decrease. There is no guarantee that an Account will meet its investment objective.

          An investment in an Equity Account, or any Account’s equity investments, typically will be subject to the following principal investment risks described below:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that an Account holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, an Account may undergo extended periods of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

The Accounts that make foreign investments are subject to:

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange

College Retirement Equities Fund ▪ Prospectus	33

controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          Foreign investment risk often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging markets may be volatile and difficult to determine. In addition, foreign investors, such as the Accounts, are subject to a variety of special restrictions in many such countries.

          The Accounts (or portions of an Account) that are managed according to a growth or value investment style are subject to:

•	Style Risk:

•

Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

•

Risks of Value Investing—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or overpriced) when acquired and therefore do not perform as anticipated.

The Equity Index Account is subject to:

•

Index Risk—The risk that the Equity Index Account’s performance will not correspond to its benchmark index for any period of time. Although the Equity Index Account attempts to use the investment performance of its respective index as a baseline, an Index Account may not duplicate the exact composition of its index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the Equity Index Account to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the Equity Index Account cannot guarantee that its performance will match its index for any period of time.

34	Prospectus ▪ College Retirement Equities Fund

          Because the Accounts are managed by an investment adviser, they are subject to management risk.

          The Accounts that are managed, in whole or in part, according to active management investment techniques are subject to:

•

Active Management Risk—The performance of an Account that is actively managed reflects in part the ability of the portfolio managers to make active, qualitative investment decisions that are suited to achieving the Account’s investment objective. As a result of active management, such Account could underperform other investment vehicles with similar investment objectives.

The Accounts that are managed, in whole or in part, according to a quantitative investment methodology are subject to:

•

Quantitative Analysis Risk—The risk that securities selected using quantitative analysis can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends.

The Accounts that invest in large-cap securities are subject to:

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, an Account may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

The Accounts that invest in mid- and small-cap securities are subject to:

•

Small-Cap/Mid-Cap Risk—Securities of small and mid-sized companies may experience greater fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

         PRINCIPAL RISKS OF INVESTING IN THE FIXED-INCOME ACCOUNTS

          An investment in a Fixed-Income Account, or any Account’s fixed-income investments, typically will be subject to the following principal investment risks described below:

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing an Account to lose its investment in the security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities. Further, in times of market turmoil, perceptions of a company’s credit risk can quickly change and the financial

College Retirement Equities Fund ▪ Prospectus	35

condition of even large, well-established companies may deteriorate rapidly with little or no warning.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•

Market Volatility and Liquidity Risk (types of Market Risk)—Trading activity in fixed-income securities in which an Account invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for an Account to properly value assets represented by such securities.

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, an Account may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, an Account would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income securities in which the Account originally invested, resulting in a decline in income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing an Account to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by an Account can result in losses to investors in the Account.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Account from reinvesting principal proceeds at higher interest rates,

36	Prospectus ▪ College Retirement Equities Fund

resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by an Account can result in losses to investors in the Account.

•

Active Management Risk—The performance of an Account that is actively managed reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Account’s investment objective. As a result of active management, such Account could underperform other investment products with similar investment objectives.

          The Fixed-Income Accounts may also invest a portion of their investments in foreign securities, which are subject to the risks associated with foreign investment described above.

          Additional risks associated with particular Accounts are discussed in the above summaries of each Account’s investment objective and principal investment strategies.

          No one can assure that an Account will achieve its investment objective and investors should not consider any one Account to be a complete investment program. As with all investments, there is a risk that an investor could lose money by investing in an Account.

PAST PERFORMANCE

          The following bar charts and performance tables below help illustrate some of the risks of investing in the Accounts, and how investment performance during the accumulation period varies. The bar charts show investment performance during the accumulation period in the form of annual total returns of each Account for the past 10 calendar years. Below each chart, the best and worst returns for a calendar quarter during this period are noted.

          The performance tables following the charts show each Account’s average annual total returns over the one-year, five-year and ten-year periods ended December 31, 2008, and how those returns compare to those of broad-based securities market indices (and a composite index in some instances). Past performance does not guarantee future results.

          The benchmarks and indices listed below are unmanaged, and you cannot invest directly in an index. The use of a particular benchmark or comparative index is not a fundamental policy and can be changed without participant approval. The Accounts will notify you if such a change is made.

College Retirement Equities Fund ▪ Prospectus	37

ANNUAL TOTAL RETURNS FOR THE ACCOUNTS (%)

Stock Account	Growth Account

Best quarter: 16.52%, for the quarter ended June 30, 2003. Worst quarter: –22.91%, for the quarter ended December 31, 2008.	Best quarter: 22.38%, for the quarter ended December 31, 1999. Worst quarter: –22.89%, for the quarter ended December 31, 2008.

Global Equities Account	Equity Index Account

Best quarter: 25.91%, for the quarter ended December 31, 1999. Worst quarter: –23.01%, for the quarter ended December 31, 2008.	Best quarter: 16.05%, for the quarter ended June 30, 2003. Worst quarter: –22.79%, for the quarter ended December 31, 2008.

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ANNUAL TOTAL RETURNS FOR THE ACCOUNTS (%)	(concluded)

Bond Market Account	Social Choice Account

Best quarter: 4.84%, for the quarter ended September 30, 2001. Worst quarter: –2.44%, for the quarter ended June 30, 2004.	Best quarter: 10.94%, for the quarter ended June 30, 2003. Worst quarter: –13.37%, for the quarter ended December 31, 2008.

Inflation-Linked Bond Account	Money Market Account

Best quarter: 7.94%, for the quarter ended September 30, 2002. Worst quarter: –3.50%, for the quarter ended September 30, 2008.	Best quarter: 1.65%, for the quarter ended September 30, 2000. Worst quarter: 0.14%, for the quarter ended June 30, 2004.

College Retirement Equities Fund ▪ Prospectus	39

AVERAGE ANNUAL TOTAL RETURNS FOR THE ACCOUNTS

For the periods ended December 31, 2008

	One Year	Five Years	Ten Years

Stock Account
Inception Date: August 1, 1952
Average Annual Total Return	–39.68%	–1.49%	–0.73%
CREF Stock Account Composite Index[1]	–39.19%	–1.18%	–0.36%
Benchmark components (percentage of composite index)
Russell 3000® Index (74.6%)	–37.31%	–1.95%	–0.80%
MSCI EAFE® + Canada Index (22.0%)	–43.56%	1.91%	1.21%
MSCI EAFE® Emerging Markets IndexSM (2.5%)	–53.33%	7.66%	—
MSCI EAFE® + Canada Small Cap Index (0.9%)	–48.03%	0.74%	—

Global Equities Account
Inception Date: May 1, 1992
Average Annual Total Return	–42.29%	–1.21%	–1.01%
MSCI World IndexSM	–40.71%	–0.51%	–0.65%

Growth Account
Inception Date: April 29, 1994
Average Annual Total Return	–39.78%	–3.64%	–4.94%
Russell 1000® Growth Index	–38.44%	–3.42%	–4.27%

Equity Index Account
Inception Date: April 29, 1994
Average Annual Total Return	–37.50%	–2.33%	–1.12%
Russell 3000® Index	–37.31%	–1.95%	–0.80%

Bond Market Account
Inception Date: March 1, 1990
Average Annual Total Return	1.24%	3.53%	5.00%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	4.65%	5.63%

Inflation-Linked Bond Account
Inception Date: May 1, 1997
Average Annual Total Return	–1.78%	3.84%	6.48%
Barclays Capital U.S. Treasury Inflation Protected
Securities (TIPS) Index (Series L)[2]	–2.35%	4.07%	6.78%

Social Choice Account
Inception Date: March 1, 1990
Average Annual Total Return	–23.45%	0.23%	1.52%
CREF Social Choice Account Composite Index[3]	–22.05%	1.02%	2.06%
Benchmark Components (percentage of composite index)
Russell 3000® Index (47%)	–37.31%	–1.95%	–0.80%
Barclays Capital U.S. Aggregate Bond Index (40%)[2]	5.24%	4.65%	5.63%
MSCI EAFE® + Canada Index (13%)	–43.56%	1.91%	1.21%

40	Prospectus ▪ College Retirement Equities Fund

AVERAGE ANNUAL TOTAL RETURNS FOR THE ACCOUNTS	(concluded)

For the periods ended December 31, 2008

	One Year	Five Years	Ten Years

Money Market Account
Inception Date: April 1, 1988
Average Annual Total Return	2.44%	3.18%	3.34%
iMoneyNet Money Fund Report AveragesTM—All Taxable	2.04%	2.93%	3.06%

[1]

The CREF Stock Account’s benchmark is a composite index that is a weighted average of four unmanaged benchmarks: (i) the Russell 3000® Index, (ii) the MSCI EAFE® + Canada Index, (iii) the MSCI Emerging Markets IndexSM and (iv) the MSCI EAFE® + Canada Small Cap Index. The weights in the composite index change daily to reflect the relative sizes of the domestic, developed foreign market, emerging market and foreign small-cap segments of the Stock Account and to maintain its consistency with the Account’s investment strategies. See “More About Benchmarks and Other Indices” below for additional information about benchmarks.

[2]	In November of 2008, the names of these indices were changed from Lehman Brothers to Barclays Capital. These name changes do not constitute a substantive change in the Accounts’ respective benchmarks.

[3]

The CREF Social Choice Account’s benchmark is a composite index that is a weighted average of three unmanaged benchmarks: (i) the Russell 3000® Index, (ii) the Barclays Capital U.S. Aggregate Bond Index and (iii) the MSCI EAFE® + Canada Index. The weights in the composite index reflect the relative sizes of the domestic, developed foreign market and domestic investment-grade bond segments of the Social Choice Account. See “More About Benchmarks and Other Indices” below for additional information about benchmarks.

          After-tax returns have not been shown, since they are not relevant to investors in the Accounts who hold their accumulation units through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

          The benchmark indices reflect no deductions for fees, expenses or taxes.

          For the Money Market Account’s most current 7-day yield, please call 800 842-2776.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

          At times, the Accounts may use certain investment tools to enhance returns or hedge risk. This section summarizes these tools and their risks. For more information on the tools described and their risks, please see the SAI.

FOREIGN INVESTMENTS

          TCIM has extensive experience managing foreign investments, including those not registered or traded in the United States. An Account’s foreign portfolio may be divided into segments—some designed to track foreign markets as a whole, and others with stocks selected individually for their investment potential. TCIM invests in a wide range of foreign securities in an effort to reduce the risks and increase the opportunity for returns for the Accounts. The percentages of foreign

College Retirement Equities Fund ▪ Prospectus	41

assets in each Account change daily as a result of new transactions, market value fluctuations and changes in foreign currency exchange rates.

          Investing in foreign securities, especially those not issued by foreign governments, involves risks beyond those of domestic investments. These include:

•	Changes in currency exchange rates;

•	Possible imposition of market controls or currency exchange controls;

•	Possible imposition of withholding of taxes on dividends and interest;

•	Possible seizure, expropriation, or nationalization of assets;

•	More limited foreign financial information or difficulty in interpretation due to foreign regulations and accounting standards;

•	Lower liquidity and higher volatility in some foreign markets;

•	The impact of political, social, or diplomatic events;

•	The difficulty of evaluating some foreign economic trends;

•	The possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country; and

•	Difficulty in using foreign legal systems to enforce financial or legal obligations.

          Also, brokerage commissions and transaction costs are often higher for foreign investments.

          The Accounts may also invest in countries with emerging markets. The risks just listed often increase in emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging market countries.

          The Accounts (other than the Money Market Account) may use currency transactions to help protect against future exchange rate uncertainties and to take advantage of differences in exchange rates. Changes in exchange rates and exchange control regulations may increase or reduce the value of a security. Currency transactions involve special risks and may limit potential gains due to increases in a currency’s value. The Accounts do not intend to speculate in foreign currency exchange transactions or forward currency contracts.

          Accounts with foreign investments may also be subject to market timing risk due to “stale price arbitrage” in which an investor takes advantage of the perceived difference in price from a foreign market closing price. If not mitigated through effective policies, market timing can interfere with efficient portfolio management and cause dilution. The Accounts have in place policies and procedures that are designed to reduce the risk of market timing.

          Even considering the risks, foreign investing offers the chance to improve an Account’s diversification and long-term performance. Foreign investments let the Accounts take part in the growth of other countries’ economies and financial markets, which sometimes offer better prospects than in the United States. Moreover, periods of rising or falling values often come at different times in foreign markets than in U.S.

42	Prospectus ▪ College Retirement Equities Fund

markets, and price trends can move in different directions. When this happens, foreign investments may reduce an Account’s volatility, compared with that of the U.S. market as a whole, and may enhance long-term returns.

          The establishment of the 15-country European Economic and Monetary Union, a subset of the European Union countries, with its own central bank and currency, as well as a single interest rate structure, represents a new economic entity: the euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

OPTIONS, FUTURES AND OTHER DERIVATIVES

          Each Account (except for the Money Market Account) can buy and sell: (1) put and call options on securities of the types in which the Accounts may invest and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which the Accounts may invest, and (3) put and call options on such futures contracts. The Accounts may use such options and futures contracts for hedging and cash management purposes and to increase total return, although the Accounts are not obligated to hedge any investments. Generally, investing in these instruments draws upon special skills and experience that may be different from skills needed to choose other types of securities for the Accounts. Futures contracts permit an Account to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          The Equity Accounts can invest in derivatives and other similar financial instruments, such as equity swaps and contracts for difference (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Account’s investment objective and restrictions, policies and current regulations.

          Special risks of these instruments include the possibility that the prices of certain derivatives may not correlate perfectly with the prices of the securities, currencies or interest rates being hedged. Derivatives also present the risk of default by the other party to the derivative instrument, and some derivatives are, or may suddenly become, illiquid. In addition, a liquid secondary market for over-the-counter options may not be available at a particular time. To manage currency risk, these Accounts also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of an Account than if it had not entered into any derivative transactions.

College Retirement Equities Fund ▪ Prospectus	43

ILLIQUID SECURITIES

          Each Account may invest up to 10% of its assets, measured at the time of investment, in investments that may not be readily marketable, making it difficult to sell the securities quickly at fair market value.

TEMPORARY DEFENSIVE MEASURES

          Although each Account is not required to do so in order to achieve its investment objective, an Account may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, an Account may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

FIRM COMMITMENT AGREEMENTS AND “WHEN ISSUED” SECURITIES

          Each Account can enter “firm commitment” agreements to buy securities at a fixed price or yield on a specified date. An Account would do this if TCIM expects a decline in interest rates, believing it may be better to commit now with a later issue or delivery date. The Accounts may also purchase securities on a “when issued” basis, with the exact terms set at the time of the transaction.

SECURITIES LENDING

          Each Account may lend its securities to brokers and dealers that are not affiliated with TIAA and to certain other financial institutions. All loans will be fully collateralized by cash, securities issued or guaranteed by the U.S. Government (i.e., Treasury securities), or other collateral permitted by applicable law.

          Cash collateral received by an Account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, an Account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and an Account may lose money as a result of a decline in the value of the investment of such collateral.

          As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating the collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

BORROWING

          As a temporary measure for extraordinary or emergency purposes, the Stock, Global Equities, Bond Market, Social Choice and Money Market Accounts can borrow money from banks, not exceeding 10% of the value of any of the Accounts’ total assets taken at market value at the time of borrowing. These Accounts can also borrow up to 5% of their assets’ value to buy securities. Each Account can pledge or otherwise encumber up to 10% of its total assets taken at market value at the time of borrowing as collateral.

44	Prospectus ▪ College Retirement Equities Fund

          The Growth, Equity Index and Inflation-Linked Bond Accounts can also borrow money from banks, not exceeding 33 1/3% of each of the Accounts’ total assets taken at market value at the time of borrowing. These Accounts can borrow from other sources temporarily, but in an amount that is no more than 5% of the Accounts’ total assets taken at market value at the time of borrowing.

          If an Account borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that an Account’s accumulation unit value may change during market fluctuations.

INVESTMENT COMPANIES

          Each Account (other than the Money Market Account) may invest up to 10% of the value of its assets in other investment companies, including mutual funds and ETFs. The Accounts may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Account invests in another investment company, like an ETF, the Account bears a proportionate share of expenses charged by the investment company in which it invests.

REPURCHASE AGREEMENTS

          The Accounts can use repurchase agreements to help manage cash balances.

PORTFOLIO HOLDINGS

          A description of the Accounts’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the SAI.

PORTFOLIO TURNOVER

          An Account that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by an Account and, ultimately, by participants. None of the Accounts is subject to a specific limitation on portfolio turnover, and securities of each Account may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, an actively-managed Account will have higher portfolio turnover rates than an index Account. Also, certain trading strategies utilized by the fixed-income Accounts may increase portfolio turnover. The portfolio turnover rates of the Accounts during recent fiscal periods are included under “Condensed Financial Information.”

MORE ABOUT BENCHMARKS AND OTHER INDICES

          The benchmarks and indices described below are unmanaged, and you cannot invest directly in an index.

College Retirement Equities Fund ▪ Prospectus	45

          Use of any of the following indices by an Account is not a fundamental policy of the Account, so CREF can substitute one or more other indices without participant approval. CREF will notify Account participants when such a change is made.

          Russell 3000® Index

          This is the benchmark index for the Equity Index Account and a component of the benchmark index for the Stock Account and the Social Choice Account. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2008, the market capitalization of companies in the Russell 3000® Index ranged from $2 million to $423.5 billion, with a mean market capitalization of $68.4 billion and a median market capitalization of $546 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

          MSCI EAFE® + Canada Index

          This is a component of the benchmark index for the Stock Account and the Social Choice Account. MSCI EAFE® + Canada Index tracks the performance of the leading stocks in 22 MSCI developed countries outside of the United States—in Europe, Australasia and the Far East, as well as in Canada. The MSCI EAFE® + Canada Index constructs indices country by country, and then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® + Canada Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market capitalization of each country’s market is reached. When combined as the MSCI EAFE® + Canada Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 22 developed countries around the world.

          The MSCI EAFE® + Canada Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

          MSCI Emerging Markets IndexSM

          This is a component of the benchmark index for the Stock Account. The MSCI Emerging Markets IndexSM is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of December 31, 2008, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

46	Prospectus ▪ College Retirement Equities Fund

          MSCI EAFE® + Canada Small Cap Index

          This is a component of the benchmark index for the Stock Account. The MSCI EAFE® + Canada Small Cap Index is designed to track small-cap equity performance in 22 developed countries outside of the United States. This index aims to capture companies with a market capitalization generally below that of the companies in the standard MSCI EAFE® + Canada Index. As of December 31, 2008, the free float adjusted median and mean capitalization of issuers in the index was $575.0 million and $367.9 million, respectively, and 64.9% of the issuers had capitalizations below $575.0 million.

          MSCI World IndexSM

          This is the benchmark index for the Global Equities Account. The MSCI World IndexSM is designed to measure global developed market equity performance. As of December 31, 2008, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

          Russell 1000® Growth Index

          This is the benchmark index for the Growth Account. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2008, the market capitalization of companies in the Russell 1000® Growth Index ranged from $17 million to $423.5 billion, with a mean market capitalization of $58.3 billion and a median market capitalization of $3.3 billion. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and forecasted long-term growth rate, and can change its composition at any time.

          Barclays Capital U.S. Aggregate Bond Index

          This is the benchmark index for the Bond Market Account and a component of the benchmark index for the Social Choice Account. The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. This index contains approximately 9,168 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar

College Retirement Equities Fund ▪ Prospectus	47

denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

          Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)

          This is the benchmark index for the Inflation-Linked Bond Account. The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (formerly known as the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index) measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index. To be selected for inclusion in the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), the securities must have a minimum maturity of one year and a minimum amount outstanding of $250 million.

          Composite Index for the Stock Account

          The Stock Account’s benchmark index is a composite index that is made up of four unmanaged benchmark indices. Each of these unmanaged benchmark indices represents the four types of market sectors in which the Account invests, i.e., domestic, developed foreign market, emerging market and foreign small-cap. The domestic equity market sector is represented by the Russell 3000® Index, the developed foreign market is represented by the MSCI EAFE® + Canada Index, the emerging market sector is represented by the MSCI Emerging Markets IndexSM and the foreign small-cap sector is represented by the MSCI EAFE® + Canada Small Cap Index. The composite index is created by calculating a daily weighted average of the performance of the four indexes using the weights of the domestic, developed foreign market, emerging market and foreign small-cap segments of the Account to maintain its consistency with the Account’s investment strategies. These weights change daily to reflect the relative sizes of these sectors within the Account.

          Composite Index for the Social Choice Account

          The Social Choice Account’s benchmark index is a composite index that is made up of three unmanaged benchmark indices. Each of these unmanaged benchmark indices represents the three types of market sectors in which the Account invests, i.e., domestic, developed foreign market and domestic investment-grade bond. The domestic equity market sector is represented by the Russell 3000® Index, the developed foreign market sector is represented by the MSCI EAFE® + Canada Index and the domestic investment-grade bond sector is represented by the Barclays Capital U.S. Aggregate Bond Index. The composite index is created by calculating a weighted average of the performance of the Russell 3000® Index for domestic stocks (47%), the Barclays Capital U.S. Aggregate Bond Index (40%) for domestic bonds and the MSCI EAFE® + Canada Index for foreign stocks (13%).

48	Prospectus ▪ College Retirement Equities Fund

MANAGEMENT OF THE ACCOUNTS

THE ACCOUNTS’ INVESTMENT ADVISER

          The CREF Board of Trustees oversees CREF’s administration and investments, reviews service contracts and evaluates each Account’s performance. TCIM manages the assets of CREF under the supervision of the Board of Trustees. TCIM is a subsidiary of TIAA and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. TCIM shares investment personnel with other affiliates of TIAA, including Teachers Advisors, Inc. (“Advisors”). As of December 31, 2008, TCIM and Advisors together had approximately $158 billion of registered investment company assets under management. TCIM is located at 730 Third Avenue, New York, NY 10017-3206.

          Under its investment management services agreement with CREF, TCIM’s duties include managing the assets of the Accounts, subject to the supervision of the Board of Trustees. TCIM also arranges for the provision by State Street Bank and Trust Company of portfolio accounting, custodial and related services for each Account. TCIM supervises and acts as liaison among various other service providers to the Accounts. All services are provided to the Accounts by TCIM at cost.

          A discussion regarding the basis for the Board of Trustees’ approval of each of the Account’s investment management agreements is available in CREF’s Semi-Annual Report to participants for the six-month period ended June 30. For a free copy of CREF’s participant reports, please call 877 518-9161, visit CREF’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAMS

          Each Account is managed by a team of managers whose members are jointly responsible for the day-to-day management of the Account, with expertise in the area(s) applicable to the Account’s investments. The following is a list of members of the management teams primarily responsible for overseeing each Account’s investments, along with their relevant experience. The members of each team may change from time to time.

College Retirement Equities Fund ▪ Prospectus	49

			Total Experience (since dates specified below)
	Portfolio Role/ Coverage/ Expertise/Specialty
		Experience Over Past Five Years	At TIAA		On Team
Name & Title				Total

STOCK ACCOUNT

Hans L. Erickson, CFA Managing Director	Quantitative Portfolio Management	TCIM, TIAA and its affiliates — 1996 to Present (oversight responsibility for all quantitative equity strategies, equity index funds and asset allocation funds)	1996	1988	1996

Michael Holbert Managing Director	Stock Selection — International	TCIM, TIAA and its affiliates — 2002 to Present (Head of International Equity Research)	2002	1997	2008

Saira Malik, CFA Managing Director	Stock Selection — Domestic	TCIM, TIAA and its affiliates — 2003 to Present (Head of Domestic Equity Research)	2003	1995	2008

William M. Riegel, CFA Managing Director	Stock Selection — Lead Portfolio Manager	TCIM, TIAA and its affiliates — 1999 to Present (Head of Global Equity Portfolio Management)	1999	1979	1999

GLOBAL EQUITIES ACCOUNT

Thomas M. Franks, CFA Managing Director	Stock Selection – Lead Portfolio Manager	TCIM, TIAA and its affiliates — 2001 to Present (global portfolio management 2007 to present; Head of Global Equity Research 2001 to 2007)	2001	1997	2007

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	TCIM, TIAA and its affiliates — 2004 to Present (portfolio management of domestic large- and mid-cap value portfolios), Jennison Associates — 2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2005

Alexander Lee Muromcew Managing Director	Stock Selection	TCIM, TIAA and its affiliates — 2004 to Present, Loomis, Sayles & Co., LP — 1999 to 2004 (portfolio management of international portfolios)	2004	1990	2006

John N. Tribolet Managing Director	Stock Selection	TCIM, TIAA and its affiliates — 2005 to Present, Loomis, Sayles & Co., LP — 1999 to 2005 (portfolio management of international portfolios)	2005	1992	2006

50	Prospectus ▪ College Retirement Equities Fund

			Total Experience (since dates specified below)
	Portfolio Role/ Coverage/ Expertise/Specialty
		Experience Over Past Five Years	At		On
Name & Title			TIAA	Total	Team

GROWTH ACCOUNT

Susan Hirsch Managing Director	Stock Selection — Lead Portfolio Manager	TCIM, TIAA and its affiliates — 2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates — 2001 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2005

Andrea Mitroff Managing Director	Stock Selection	TCIM, TIAA and its affiliates — 2006 to Present (portfolio management of domestic large-cap growth portfolios), Merrill Lynch Investment Managers — 1999 to 2006 (portfolio management of domestic large-cap core and global multi-cap growth portfolios)	2006	1988	2007

EQUITY INDEX ACCOUNT

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	TCIM, TIAA and its affiliates — 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management — 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	TCIM, TIAA and its affiliates — 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services — 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

College Retirement Equities Fund ▪ Prospectus	51

			Total Experience (since dates specified below)
	Portfolio Role/ Coverage/ Expertise/Specialty
		Experience Over Past Five Years	At		On
Name & Title			TIAA	Total	Team

BOND MARKET ACCOUNT

Elizabeth (Lisa) D. Black, CFA Managing Director	Fixed-Income Asset Allocation (General Oversight)	TCIM, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Lead Portfolio Manager and Asset Allocation	TCIM, TIAA and its affiliates — 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

INFLATION-LINKED BOND ACCOUNT

John M. Cerra Managing Director	Lead Portfolio Manager	TCIM, TIAA and its affiliates — 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

SOCIAL CHOICE ACCOUNT

Elizabeth (Lisa) D. Black, CFA Managing Director	Fixed-Income Asset Allocation (General Oversight)	TCIM, TIAA and its affiliates – 1987 to Present (currently head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	TCIM, TIAA and its affiliates — 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management - 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Stephen Liberatore, CFA Managing Director	Fixed-Income Lead Portfolio Manager and Asset Allocation	TCIM, TIAA and its affiliates — 2004 to Present (fixed-income credit research and portfolio management), Nationwide Mutual Insurance Company — 2003 to 2004) (fixed-income credit research and portfolio management) and Protective Life Corporation — 1999 to 2002 (fixed-income credit research and portfolio management)	2004	1994	2004

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			Total Experience (since dates specified below)
	Portfolio Role/ Coverage/ Expertise/Specialty
		Experience Over Past Five Years	At		On
Name & Title			TIAA	Total	Team

SOCIAL CHOICE ACCOUNT (continued)

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	TCIM, TIAA and its affiliates — 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services — 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

MONEY MARKET ACCOUNT

Michael F. Ferraro, CFA Director	Fixed-Income Security Selection — Trader/Research	TCIM, TIAA and its affiliates — 1998 to Present (fixed-income credit research and portfolio management)	1998	1974	1998

          The Accounts’ SAI provides additional disclosure about the compensation structure for each of the Account’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of accumulation units in the Accounts they manage.

ADDING, CLOSING OR SUBSTITUTING ACCOUNTS

          CREF can add or close Accounts, combine Accounts, discontinue Accounts and suspend the acceptance of premiums and/or transfers into an Account. In addition, some employers may substitute one or more Accounts for another Account as investment options under their retirement plans. Depending on the terms of an employer’s retirement plan or your contract, CREF can also restrict whether and how we offer an Account. If an Account is closed or we stop accepting premiums into that Account, we will notify participants and request that they allocate premiums and/or transfer accumulations to another Account. If you’re notified of such a change and do not respond, we will place any premiums, accumulations or annuity income affected by the change in the default option designated under your employer’s plan or, if there is no such option or under an IRA or ATRA contract, in the Money Market Account. Unless required by law, CREF will not close, substitute for or stop accepting premiums and transfers to the Stock and Money Market Accounts. (However, please see the terms of your employer’s plan for availability of these and other Accounts.)

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THE ANNUITY CONTRACTS

          CREF offers contracts for the following types of variable annuities:

          RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employee retirement plans.

          Depending on the terms of your employer’s plan, RA premiums can be paid by your employer, you or both. GRA premiums can only be paid by your employer (though some such premiums may be paid by your employer pursuant to a salary reduction agreement with you). If you are paying some or all of the periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. Your employer may offer you the option of making contributions in the form of after-tax Roth IRA-style contributions, though you won’t be able to take tax deductions for these contributions. You can also transfer accumulations from another investment choice under your employer’s plan to your RA contract. Your GRA premiums can be from pre-tax or after-tax contributions. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA contract.

          SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans. SRA contracts are issued directly to you; GSRA contracts are issued through an agreement between your employer and CREF. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Your employer may offer you the option of making contributions in the form of after-tax Roth IRA-style contributions, though you won’t be able to take tax deductions for these contributions. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

          Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that, unlike GRAs, they are issued directly to your employer or your plan’s trustee. Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

          GA (Group Annuity) and Institutionally Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee. Your employer pays premiums directly to CREF. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or Institutionally Owned GSRA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

          Classic and Roth IRAs: You and your spouse can each open a Classic IRA with an annual contribution of up to $5,000 each or by rolling over funds from another IRA or an eligible retirement plan, if you meet CREF’s eligibility requirements. If you are age 50 or older, you may contribute up to $6,000. The combined limit for

54	Prospectus ▪ College Retirement Equities Fund

your contribution to a Classic IRA and a Roth IRA for a single year is $5,000, or $6,000 if you are age 50 or older, excluding rollovers. (The dollar limits listed are for 2009; different dollar limits may apply in future years.)

          You or your spouse can each open a Roth IRA with an annual contribution of up to $5,000 or with a rollover from another IRA or a Classic IRA issued by CREF, if you meet CREF’s eligibility requirements. If you are age 50 or older, you may contribute up to $6,000. The combined limit for your contributions to a Classic IRA and a Roth IRA for a single year is $5,000, or $6,000 if you are age 50 or older, excluding rollovers. (The dollar limits listed are for 2009; different dollar limits may apply in future years.)

          Both Classic and Roth IRAs are issued directly to you. Joint accounts are not permissible.

          Classic and Roth IRAs may together be referred to as “IRAs” in this Prospectus.

          Your employer may offer SEP IRAs (Simplified Employee Pension Plans), which are subject to different rules.

          Keogh Contracts: CREF also offers contracts under Keogh plans. A self-employed individual who owns an unincorporated business can use CREF’s Keogh contracts for a Keogh plan, and cover common law employees, subject to CREF’s eligibility requirements.

          ATRA (After-Tax Retirement Annuity): The after-tax retirement annuities (ATRA) are individual non-qualified deferred annuity contracts, issued to participants who are eligible and would like to remit personal premiums under the contractual provisions of their RA contract. To be eligible, you must have an active and premium-paying or paid up RA contract. Note that the tax rules governing these non-qualified contracts differ significantly from the treatment of qualified contracts. See “Taxes” below for more information.

          Eligibility for IRAs and Keogh Contracts: Each of you and your spouse can open a Classic or Roth IRA or use CREF’s Keogh contracts if you are a current or retired employee or a trustee of an Eligible Institution, or if you own a TIAA or CREF annuity contract or a TIAA individual insurance contract. To be considered a retired employee for this purpose, an individual must be at least 55 years old and have completed at least 3 years of service at an Eligible Institution. In the case of partnerships, at least half the partners must be eligible individuals and the partnership itself must be primarily engaged in education or research.

          State Regulatory Approval: State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

YOUR CREF CONTRACT AND ACCOUNT

STARTING OUT

          Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your

College Retirement Equities Fund ▪ Prospectus	55

complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

          If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

          If we receive premiums from your employer and (where applicable) a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option. Further, to the extent you hold an IRA contract, the default option will be that fund or account specified in your IRA forms.

          When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

          CREF generally does not currently restrict the amount or frequency of premiums to your contract, although it reserves the right to impose restrictions. Your employer’s retirement plan may limit your premium amounts. There may also be restrictions on remitting premiums to an IRA. In addition, the Internal Revenue Code limits the total annual premiums to plans qualified for favorable tax treatment. If you want to directly contribute personal premiums under the contractual provisions of your RA contract, you will be issued an ATRA contract. Premiums and any earnings on the ATRA contract will not be subject to your employer’s retirement plan. The only restrictions relating to these premiums are in the contract itself. The Inflation-Linked Bond Account is not available for premiums that you pay directly to an ATRA contract, or to any contract used to fund a non-qualified deferred compensation arrangement.

          In most cases, CREF accepts premiums to a contract during your accumulation period. Once your first premium has been paid, your CREF contract cannot lapse or be forfeited for nonpayment of premiums. CREF can stop accepting premiums to GRA, Retirement Choice/Retirement Choice Plus, GSRA, GA, Keogh and Institutional GSRA contracts at any time.

          Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the Account owner cannot be identified from the face of the check.

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          We will not be deemed to have received any premiums sent to the addresses designated for remitting premiums until the third-party service that administers the receipt of mail through those addresses has processed the payment on our behalf.

IF YOU NEED TO CANCEL

          Generally, you may cancel any RA, SRA, GSRA, Classic IRA, Roth IRA, ATRA or Keogh contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity, or any other periodic payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with a signed Notice of Cancellation (available by contacting CREF) to our home office. We will cancel the contract, then send all of the current accumulation or premiums, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

          To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

          What this means for you: When you open an account, we will ask for your name, address, date of birth, Social Security Number and other information that will allow us to identify you, such as your home telephone number and driver’s license or certain other identifying documents. Until you provide us with the information needed, we may not be able to open an account or effect any transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed that potentially criminal activity has been identified, we reserve the right to take such action as deemed appropriate, which may include closing your account.

CHOOSING AN ACCOUNT

          After you receive your contract, you can allocate your premiums among the Accounts unless your employer’s plan blocks some Accounts. With RAs, GRAs, GSRAs or Keoghs, your employer cannot block the Stock or Money Market Accounts. Allocations you make to an ATRA, SRA or IRA are not subject to your employer’s plan. You can change your allocation for future premiums by:

•	writing to our home office at 730 Third Avenue, New York, New York 10017-3206;

•	using the TIAA-CREF Web Center’s Account access feature at www.tiaacref.org; or

•	calling our Automated Telephone Service (24 hours a day) at 800 842-2252.

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DETERMINING THE VALUE OF YOUR CONTRACT—ACCUMULATION UNITS

          To determine the amount of money in your account, we use a measure called an accumulation unit. The accumulation unit value (“AUV”) for each Account depends on the Account’s investment performance and its expenses. We calculate AUV at the end of each valuation day. The number of accumulation units you own equals your accumulation in an Account divided by the AUV for that Account.

HOW WE VALUE ASSETS

          We calculate the value of the assets in each Account as of the close of every valuation day. For Accounts other than the Money Market Account, we generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the Accounts. If market quotations or values from independent pricing services are not readily available or are not considered reliable, we will value the securities using “fair value,” as determined in good faith using procedures approved by the Board of Trustees. We may also use “fair value” if events that have a significant effect on the value of an investment (as determined in TCIM’s discretion) occur between the time when its price is determined and the time an Account’s AUV is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before an Account’s AUV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate an Account’s AUV. Although we fair value portfolio securities on a security-by-security basis, Accounts that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other Accounts that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, when there are significant market movements in the United States after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the United States when their markets open the next day. In these cases, we may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at the end of any valuation day (generally 4:00 p.m. Eastern Time). This may decrease the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Account to the detriment of longer-term investors, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          Our fair value pricing procedures provide, among other things, for TCIM to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. TCIM also examines the prices of

58	Prospectus ▪ College Retirement Equities Fund

individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments (other than those in the Money Market Account) with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Short-term investments with remaining maturities of 60 days or less are generally valued at amortized cost.

          The Money Market Account’s portfolio securities are valued using their amortized cost. This valuation method does not factor in unrealized gains or losses on the Account’s portfolio securities. Amortized cost valuation involves first valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Account would receive if it sold the security. See the SAI for more information.

INFORMATION ABOUT TRANSACTIONS IN YOUR ACCOUNT

          This section explains how you may make payments to, or withdraw money from, your contract. This section also explains how you may transfer assets among Accounts or to or from other investment options available in your plan. Generally, each of these transactions will involve purchasing or selling CREF accumulation units.

          Each payment to an Account buys a number of accumulation units. Similarly, any withdrawal from an Account results in the redemption of a number of accumulation units. Transfers within CREF are effected through the redemption of accumulation units in one Account and the purchase of accumulation units in another Account. The price you pay for accumulation units, and the price you receive for accumulation units when you redeem accumulation units, is the value of the accumulation units calculated for the effective date of your transaction. This date is the business day on which we receive your purchase, redemption or transfer request in good order (as defined above), or, with respect to a transfer, if you so request, the last day of any future month. Therefore, if we receive your purchase, redemption or transfer request in good order before the NYSE closes, that business day will be considered the effective date of your order. If we receive your request in good order after the NYSE closes, the next business day will be considered the effective date of your order.

          Payments and orders to redeem accumulation units may be processed after the effective date. “Processed” means when amounts are credited or debited to you in the Account. In the event there are market fluctuations between the effective date and the processing date and the price of accumulation units on the processing date

College Retirement Equities Fund ▪ Prospectus	59

is higher or lower than your price on the effective date, that difference will be paid or retained by TIAA, the Accounts’ administrator, or by Services, the Accounts’ distributor. This amount, which may be positive or negative, together with similar amounts paid or retained by TIAA or Services in connection with transactions involving other investment products offered under pension plans administered by TIAA or its affiliates and the amount of interest, if any, paid by TIAA or Services to participants in CREF and other pension products in connection with certain delayed payments, is apportioned to CREF pursuant to two agreements: (i) an administrative services agreement with TIAA and (ii) a principal underwriting and distribution services agreement with Services. Under these two agreements, CREF reimburses TIAA and Services for certain administrative and distribution services, respectively, that each entity provides to the Accounts.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

          Generally, CREF allows you to move your money to and from the CREF Accounts in the following manner:

•	Among the Accounts;

•	From the Accounts to the TIAA Real Estate Account, other TIAA separate accounts or the TIAA Traditional Annuity;

•	To the Accounts from the TIAA Real Estate Account, other TIAA separate accounts or the TIAA Traditional Annuity (subject to certain restrictions under the terms of those contracts);

•	From the Accounts to other companies;

•	To the Accounts from other companies/plans;

•	By withdrawing cash; or

•	By setting up a program of systematic withdrawals and transfers.

          These options may be limited by the terms of your employer’s plan, by current tax law or by the terms of your contract, as set forth below. Transfers and cash withdrawals from an Account must be at least $1,000 (except for systematic transfers or withdrawals, which must be at least $100) or your entire accumulation, if less. Transfers from the TIAA Real Estate Account to the CREF Accounts are limited to once per calendar quarter and cash withdrawals are currently free (although no such limit applies to transfers from TIAA Access). CREF can place limitations on transfers in the future. Transfers and cash withdrawals have an effective date of the business day we receive your request in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day or the last calendar day of the current or any future month, even if it’s not a business day. Any transfers to the TIAA Traditional Annuity or to any TIAA separate account will be subject to TIAA’s rules.

SYSTEMATIC WITHDRAWALS AND TRANSFERS

          If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer

60	Prospectus ▪ College Retirement Equities Fund

from an Account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS AND FUNDS

          Subject to the conditions below, you can transfer some or all of your accumulation from one Account to another Account, to TIAA’s Traditional Annuity, to the TIAA Real Estate Account, or to another TIAA separate account or to mutual funds that may be offered under the terms of your plan. You can also transfer from the TIAA Traditional Annuity, the TIAA Real Estate Account, another TIAA separate account or mutual funds offered under your employer’s plan to CREF contracts.

          Under RA, GSRA, GRA, Retirement Choice, Retirement Choice Plus and Keogh contracts, your employer’s plan may restrict transfers to any Account, except, for some contracts, the Stock and Money Market Accounts. Under SRA and IRA contracts, you can transfer funds without employer restrictions among the Accounts and to TIAA. If your institution offers a plan funded with GSRA contracts, you can also transfer CREF funds between SRA and GSRA contracts. Amounts held under an ATRA contract cannot be transferred to or from any retirement plan contract. Transfers from the TIAA Real Estate Account to an Account are limited to once every calendar quarter. Transfers to an Account from the TIAA Traditional Annuity under RA, GRA or Retirement Choice contracts can only be effected over a period of time (up to 10 years), and may be subject to other limitations, as specified in your contract.

TRANSFERS FROM OTHER COMPANIES/PLANS

          Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your CREF contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. You can transfer money to CREF from other 401(a) and 403(a) plans. Amounts transferred to CREF may be subject to the provisions of your original employer’s plan.

          Similarly, subject to your employer’s plan, you may be able to roll over funds from 401(a), 403(a), and 403(b) and governmental 457(b) plans to a CREF Classic IRA or, subject to applicable income limits, from an IRA containing funds originally contributed to such plans, to either a CREF Classic or Roth IRA. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth 403(b) or 401(a) account or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

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TRANSFERS TO OTHER COMPANIES

          If you have an RA, GRA, GSRA, Retirement Choice, Retirement Choice Plus or Keogh contract, your right to transfer your money to a company other than CREF may depend on your employer’s retirement plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA contract to another company. You may also be able to transfer accumulations in SRA, GSRA, IRA or Keogh contracts to another company subject to certain tax restrictions. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth 403(b) or 401(a) account or to a Roth IRA, as permitted by applicable law and the terms of the plans. Under the Retirement Choice and Retirement Choice Plus contracts, your employer could transfer monies from an Account and apply it to another Account or investment option, subject to the terms of your plan, and without your consent.

WITHDRAWALS

          You can withdraw some or all of your RA, GRA, GSRA, Retirement Choice, Retirement Choice Plus or Keogh accumulations subject to your employer’s plan and certain tax restrictions. You can also withdraw some or all of your SRA or IRA accumulations subject to certain tax restrictions. You cannot withdraw money from a contract if you have already applied that money to begin receiving lifetime annuity income from that contract. If you have a small account value (under $4,000) when you leave your employer or retire, your employer’s plan may allow you to have CREF cash out some or all of your RA.

          Under current federal tax law, salary reduction money (and the income on that money) cannot be withdrawn under certain retirement plans that are held in your CREF contracts unless you are age 59½, leave your job, become disabled, die or satisfy requirements related to qualified reservist distributions. If the money is in a 403(b) annuity, these restrictions apply to premiums and earnings credited after December 31, 1988. The restrictions apply to all salary reduction amounts under a 401(k) plan and funds transferred to CREF from a 403(b)(7) custodial account. If your employer’s plan permits, you may also be able to withdraw salary reduction money for certain hardships as defined under the Internal Revenue Code, but in that case you can withdraw only premiums, not earnings.

          Under current federal tax law, withdrawals from 457(b) plans are not permitted earlier than the calendar year in which you reach age 70½, leave your job or are faced with an unforeseeable emergency (as defined by law). In addition, there are generally no early withdrawal tax penalties (i.e., no 10% excise tax on distributions prior to age 59½). If you’re married, you may be required by law or by your employer’s plan to show us advance written consent from your spouse before we make certain transactions on your behalf.

          Special rules and restrictions apply to IRAs.

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WITHDRAWALS TO PAY ADVISORY FEES

          You can set up a program to have monies withdrawn directly from your retirement plan (if your employer’s plan allows) or IRA accumulations to pay your financial adviser. You will be required to complete and return certain forms to effect these withdrawals, including how and from which Accounts you want these monies to be withdrawn. Before you set up this program, make sure you understand the possible tax consequences of these withdrawals. See the discussion under “Taxes” below.

HOW TO MAKE TRANSFERS OR WITHDRAWALS

          To request a transfer or withdrawal, you can do one of the following:

•	write to CREF’s home office at 730 Third Avenue, New York, New York 10017-3206;

•	call us at its Automated Telephone Service at 800 842-2252; or

•	use the TIAA-CREF Web Center’s Account access feature at www.tiaa-cref.org.

          You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason, including to prevent market timing. There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

CONFIRMATIONS

          You will receive a confirmation statement each time you remit premiums or make a transfer to or cash withdrawal from an Account or among the Accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions following the end of each calendar quarter.

          If you have any accumulations in an Account, you will be sent a statement each quarter which sets forth the following information: premiums paid during the quarter, the number and dollar value of accumulation units in the Accounts credited to the participant during the quarter and the balance of units in each Account, cash withdrawals, if any, from each Account during the quarter and any transfers during the quarter.

          You will also receive, at least semi-annually, reports containing the financial statements of the Accounts and a schedule of investments held by the Accounts in which you have accumulations.

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MARKET TIMING/EXCESSIVE TRADING POLICY

          There are participants who may try to profit from making transactions back and forth among the Accounts, the TIAA Real Estate Account and the mutual funds or other investment options available under the terms of your plan in an effort to “time” the market. As money is shifted in and out of the Accounts, the Accounts may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all participants, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Accounts are not appropriate for such market timing and you should not invest in the Accounts if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a participant redeems or exchanges any monies out of an Account, subsequently purchases or exchanges any monies back into that same Account and then redeems or exchanges any monies out of that same Account, the participant will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or by fax) back into that same Account through a purchase or exchange for 90 calendar days.

          The Accounts’ market timing policies and procedures will not be applied to the Money Market Account or to certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Accounts’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Accounts’ management. The Accounts’ management may also waive the market timing policies and procedures when it is believed that such waiver is in an Account’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Account from the effects of short-term trading.

          The Accounts also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to an Account’s efficient portfolio management. The Accounts also may suspend or terminate your ability to transact by telephone, fax or over the Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the participant. Because the Accounts have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

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          The Accounts’ portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Accounts’ AUV, thereby minimizing any potential stale price arbitrage.

          The Accounts seek to apply their specifically defined market timing policies and procedures uniformly to all Account participants, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Accounts make reasonable efforts to apply these policies and procedures to participants who own units through omnibus accounts. These efforts may include requesting transaction data from intermediaries from time to time to verify whether an Account’s policies are being followed and/or to instruct intermediaries to take action against participants who have violated an Account’s market timing policies. The Accounts have the right to modify their market timing policies and procedures at any time without advance notice.

          The Accounts are not appropriate for market timing. You should not invest in the Accounts if you want to engage in market timing activity.

          Participants seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite the Accounts’ efforts to discourage market timing, there is no guarantee that CREF or its agents will be able to identify such participants or curtail their trading practices.

          If you invest in an Account through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

TIMING OF PAYMENTS TO YOU

          In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

•	transfers to TIAA or to other companies;

•	payments under a fixed-period annuity; and

•	death benefits.

          Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company). If you request that withdrawal proceeds from an Account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay.

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WHEN YOU ARE READY TO RECEIVE YOUR ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

          You can receive an income stream from all or part of an accumulation in any Account. Generally you must be at least age 59½ to begin receiving annuity income other than from a lifetime annuity. Otherwise, you may have to pay a 10% penalty tax on the taxable amount, except under certain circumstances. In addition, you cannot begin receiving income later than permitted under the minimum distribution rules of the Internal Revenue Code (or “IRC”). Note that for 2009 the minimum distribution requirement is temporarily suspended for IRC section 401(a), 403(a), 403(b), governmental 457(b) plans, and IRAs under The Worker, Retiree, and Employer Recovery Act of 2008. Your employer’s plan may restrict when you can begin income payments. Also, you cannot begin a life annuity after age 90 or a joint life annuity after either you or your annuity partner reaches age 90.

          Your income payments may be paid out from the Accounts through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually cannot change your income option or annuity partner for that payment stream.

          Usually income payments are monthly. You can choose quarterly, semiannual and annual payments as well. (CREF has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

          Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. We calculate initial income based on:

•	the amount of money you have accumulated in an Account;

•	the income option or options you choose; and

•	an assumed annual investment return of 4% and, for life annuities, mortality assumptions for you and your annuity partner, if you have one.

          Your payments change after the initial payment primarily based on net investment results and expenses for an Account and the mortality experience for the income change method in that Account.

          There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments change each May 1, based on the net investment results of an Account during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous valuation period. Under this method, we value annuity units on the 20th of each month or on the preceding business day if the 20th is not a business day. The total value of your annuity payments may be more or less than your total premiums.

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IMPACT OF MORTALITY EXPERIENCE ON ANNUITY PAYMENTS

          How much you or your beneficiary receive in annuity payments from any Account will depend in part on the mortality experience of the annuity fund (annually revalued or monthly revalued) from which the payments are made. For example, if the people receiving income from an Account’s annually revalued annuity fund live longer, as a group, than expected, the amount payable to each will be less than if they as a group die sooner than expected. So the “mortality risk” of each Account’s annuity fund falls on those who receive income from it and is not guaranteed by either CREF or TIAA.

ANNUITY STARTING DATE

          Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation necessary for the income option you have picked. If something is missing, we will defer your annuity starting date until we receive the missing information. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

          Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you have given further instructions. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

ANNUITY INCOME OPTIONS

          Both the number of annuity units you purchase and the amount of your income payments will depend on which income option you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA, GRA, GSRA, Retirement Choice, Retirement Choice Plus or Keogh contract. Ordinarily you will choose your income options shortly before you want payments to begin but you can make or change your choice anytime before your annuity starting date.

          All CREF income options provide variable payments, and the amount of income you receive depends in part on the investment experience of your chosen accounts. The current options are:

•	One-Life Annuity: Pays income for as long as you live. It is possible for you to receive only one payment if you die less than a month after payments start.

•

Annuity with 10-, 15-, or 20-Year Guaranteed Period: Pays income for as long as you live but no less than the guaranteed period. (The 15-Year Guaranteed Period option is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from 2 to 30 years. (This option may vary or may not be available under all contracts.)

•	Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There

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are four types of two-life annuity options, all available with or without a guaranteed period—full benefit to survivor, two-thirds benefit to survivor, 75% benefit to annuity partner and a half-benefit to annuity partner. Under the two-thirds benefit to survivor annuity, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (“MDO”) Annuity: Generally available only if you must begin annuity payments under the Internal Revenue Code’s minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact CREF for more information.) The option pays an amount designed to fulfill distribution requirements under federal tax law. You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90 (and subject to applicable plan and legal restrictions), you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal is available under your contract). (This option is not available under all contracts.) Note that for 2009 the minimum distribution requirement is temporarily suspended for IRC section 401(a), 403(a), 403(b), governmental 457(b) plans, and IRAs under The Worker, Retiree, and Employer Recovery Act of 2008.

          For any of the income options described above, under current federal tax law, your guaranteed period cannot exceed the joint life expectancy of you and your beneficiary or annuity partner. If you are married at your annuity start date, you may be required by law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right.

          Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

          Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single-sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. (This does not apply to IRAs.) Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation in any Account as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties.

          If you have not picked an income option when the annuity starting date arrives for your contract, CREF usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan. If you’re married, CREF may assume for you a two-life annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner.

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If you have not picked an income option when the annuity starting date arrives for your IRA, CREF may assume you want the minimum distribution annuity.

TRANSFERS DURING THE ANNUITY PERIOD

          Once each calendar quarter, you can transfer income payable from one Account to a comparable annuity providing for payments from another Account, the TIAA Traditional Annuity, another TIAA separate account annuity or the TIAA Real Estate Account. A comparable annuity is an annuity that is payable under the same income option and has the same annuitant(s) and remaining guaranteed period, if any.

          Annuitants receiving income from TIAA lifetime annuities may transfer some or all of their income to comparable lifetime annuities funded through the Stock, Global Equities, Growth, Equity Index or Social Choice Accounts. Such transfers are limited to 20% of annuity income in any year. A program transferring all income in installments annually over a five-year period may also be chosen. Once income has been transferred from TIAA, subsequent transfers may be made only among the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts. Transfers to other Accounts or back to TIAA will not be permitted. CREF will process the transfer on the business day it receives your request unless you’ve asked that the transfer take effect on another future business day.

          Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 that is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into the TIAA Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. Under this method, we value annuity units on the 20th of each month or on the preceding business day if the 20th is not a business day. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

ILLUSTRATIONS OF ANNUITY PAYMENTS

          Investment performance during the accumulation period affects the amount you are accumulating for retirement. Once you are no longer accumulating and you begin to receive income payments under your CREF contract, investment performance affects the amount of your income payments. The following line graphs show how the performance of each of the Accounts affected the income payments of an individual participant. The line graphs are based on actual investment performance and mortality experience of each Account for the period that is presented through March 31, 2009. Income shown for each plot point on the line graphs for the stated year is for the payment period May 1 of the stated year through April 1 of the following year. The line graphs assume that the annuitant received an initial annuity payment of $1,000 on May 1 of the first year presented in the line graph under the annual income change method.

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          Each plot point on the line graphs for the stated year represents the amount of the 12 monthly annuity payments made in that fiscal year under a CREF contract based on the above assumptions. Each line graph shows how income payments would have changed over time if all of the participant’s money under the contract were invested in the Account shown in the line graph.

          The changes in income payments shown in the line graphs primarily reflect the investment performance of the particular Account. Mortality experience and other factors can also impact changes in payments, but these factors have not historically had a significant impact. To understand the effect of investment performance, keep in mind that income payments reflect an assumed investment return of 4%. If the investment performance of an Account is constantly equal to the assumed investment return of 4% in a given year (and assuming mortality experience and other factors do not change), a participant’s income payment in the following year would not change. If investment performance is 10% in a given year and mortality experience (and other factors) do not change, income payments would increase in the following year by approximately 6%.

          The line graphs show the effect on income payments of past investment performance and mortality experience of each Account. There can be no assurance that future investment performance or mortality experience will be the same as in the past, and income payments under your contract may change more or less than those shown in the line graphs below. An Account’s investment return will fluctuate over time, and the mortality experience of the participants in an Account may change over time. Both could cause income payments under your contract to vary. The amount of your initial income payment will also depend upon which annuity income option you select, such as options on one or two lives and options with or without a guaranteed period, on the income change method you choose, and on your lifespan.

Stock Account	Global Equities Account

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Growth Account	Inflation-Linked Bond Account

Equity Index Account	Social Choice Account

Bond Market Account	Money Market Account

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DEATH BENEFITS

CHOOSING BENEFICIARIES

          Death benefits under CREF contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE’S RIGHTS

          Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

AMOUNT OF DEATH BENEFIT

          If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

PAYMENT OF DEATH BENEFIT

          To authorize payment and pay a death benefit, we must have received all necessary forms and documentation, including proof of death and the selection of the method of payment.

METHODS OF PAYMENT OF DEATH BENEFITS

          Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan. We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as estates, charities and certain trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we can start making payments to them over five years using the fixed-period annuity method of payment.

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PAYMENTS DURING ACCUMULATION PERIOD

          Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Accumulation-Unit Deposit Option, which pays a lump sum at the end of a fixed period, ordinarily two to five years, during which period the value of the accumulation units deposited may vary based on the performance of the relevant Accounts (generally $5,000 minimum death benefit value) (This option is not available under all contracts); and

•

Minimum Distribution Option (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. It operates in much the same way as the minimum distribution annuity income option. It is possible under this method that your beneficiary will not receive income for life.

          Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments.

PAYMENTS DURING ANNUITY PERIOD

          If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

          Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below, and the SAI.

EMPLOYER PLAN FEE WITHDRAWALS

          Your employer may, in accordance with the terms of your plan, and with CREF’s approval, withdraw amounts from your CREF accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, GA or Keogh contract, to pay fees associated with the administration of the plan. CREF also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of

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an employer plan fee withdrawal will be in accordance with the terms of your plan. CREF will determine all values as of the end of the effective date under the plan.

          An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

TAXES

          This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax adviser for more information.

          During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth IRA contributions or Roth after-tax contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the Accounts also are not taxed.

          Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth IRA after-tax contributions to 403(b) and 401(k) plans are limited in the aggregate to $16,500 per year ($22,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $19,500 per year in a 403(b) plan ($25,000 per year if you are age 50 or older). Contributions to Classic IRAs and Roth IRAs, other than rollover contributions, cannot generally exceed $5,000 per year ($6,000 per year if you are age 50 or older). Special “catch up” rules may also apply. Please contact your tax adviser for more information.

          The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments is the lesser of $16,500 ($22,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

          Note that the dollar amounts listed above are for 2009; different dollar limits may apply in future years.

          Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a) or 403(b) retirement plan or an IRA before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain

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exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. You will not have to pay this tax in certain circumstances. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from an IRA, 401(a), 403(a), or 403(b) plan. Consult your tax adviser for more information.

          Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70½, or retirement, if later. For CREF Classic IRAs, and with respect to 5% or more owners of the business covered by a Keogh plan, payments must begin by April 1 of the year after you reach age 70½. Under the terms of certain retirement plans, the plan administrator may direct CREF to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. Roth IRAs are generally not subject to these rules requiring minimum distributions during your lifetime. You are responsible for requesting distributions that comply with the minimum distribution rules. Note that for 2009 the minimum distribution requirement is temporarily suspended for IRC section 401(a), 403(a), 403(b), governmental 457(b) plans, and IRAs under The Worker, Retiree, and Employer Recovery Act of 2008.

          Withholding on Distributions: If CREF pays an “eligible rollover” distribution directly to you, federal law requires CREF to withhold 20% from the taxable portion. On the other hand, if CREF rolls over such a distribution directly to an IRA or employer plan, CREF does not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as payments from IRAs, lifetime annuity payments, or minimum distribution payments.

          For the taxable portion of non-eligible rollover distributions, CREF will usually withhold federal income taxes unless you instruct CREF not to do so and you are eligible to avoid withholding. However, if you tell CREF not to withhold but it does not have your taxpayer identification number on file, then CREF is still required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

SPECIAL RULES FOR AFTER-TAX RETIREMENT ANNUITIES

          If you paid premiums directly to a RA and the premiums are not subject to your employer’s retirement plan, or if you have been issued an ATRA contract, the following general discussion describes CREF’s understanding of current federal income tax law that applies to these accumulations. This discussion does not apply to premiums paid on

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your behalf under the terms of your employer’s retirement plan. It also does not cover every situation and does not address all possible circumstances.

          In General: These annuities are generally not taxed until distributions occur. When distributions occur, they are taxed as follows:

•

Withdrawals, including withdrawals of the entire accumulation under the contract, are generally taxed as ordinary income to the extent that the contract’s value is more than your investment in the contract (i.e., what you have paid into it).

•

Annuity payments are generally treated in part as taxable ordinary income and in part as non-taxable recovery of your investment in the contract until you recover all of your investment in the contract. After that, annuity payments are taxable in full as ordinary income.

          Required Distributions: In general, if you die after you start your annuity payments but before the entire interest in the annuity contract has been distributed, the remaining portion must be distributed at least as quickly as under the method in effect on the date of your death. If you die before your annuity payments begin, the entire interest in your annuity contract generally must be distributed within five years after your death, or be used to provide payments that begin within one year of your death and that will be made for the life of your designated beneficiary or for a period not extending beyond the life expectancy of your designated beneficiary. The “designated beneficiary” refers to a natural person you designate and to whom ownership of the contract passes because of your death. However, if the designated beneficiary is your surviving spouse, your surviving spouse can continue the annuity contract as the new owner.

          Death Benefit Proceeds: Death benefit proceeds are taxed like withdrawals of the entire accumulation in the contract if distributed in a single sum and are taxed like annuity payments if distributed as annuity payments. Your beneficiary may be required to take death benefit proceeds within a certain time period.

          Penalty Tax on Certain Distributions: You may have to pay a penalty tax (10% of the amount treated as taxable income) on distributions you take prior to age 59½. There are some exceptions to this rule, however. You should consult a tax adviser for information about those exceptions.

          Withholding: Annuity distributions are generally subject to federal income tax withholding but most recipients can usually choose not to have the tax withheld.

          Certain Designations or Exchanges: Designating an annuitant, payee or other beneficiary, or exchanging a contract may have tax consequences that should be discussed with a tax adviser before you engage in any of these transactions.

          Multiple Contracts: All non-qualified deferred annuity contracts issued by CREF and certain of its affiliates to the same owner during a calendar year must generally be treated as a single contract in determining when and how much income is taxable and how much income is subject to the 10% penalty tax (see above).

          Diversification Requirements: The investments of each Account must be “adequately diversified” in order for the ATRA Contracts to be treated as annuity

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contracts for federal income tax purposes. It is intended that each Account will satisfy these diversification requirements.

          Owner Control: In certain circumstances, owners of non-qualified variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. While CREF believes that the ATRA Contracts do not give you investment control over assets in the Accounts or any other separate account underlying your ATRA Contract, CREF reserves the right to modify the ATRA Contracts as necessary to prevent you from being treated as an owner of the assets in an Account.

FEDERAL ESTATE TAXES

          While no attempt is being made to discuss the federal estate tax implications of any contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

SPECIAL RULES FOR WITHDRAWALS TO PAY ADVISORY FEES

          If you have arranged for us to pay advisory fees to your financial adviser from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401 or 403 retirement plan or an IRA;

•

your financial adviser’s payment is only made from the accumulations in your retirement plan or IRA, as applicable, and not directly by you or anyone else, under the agreement with your financial adviser; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan or IRA, as applicable, and not from any other source.

          However, withdrawals to pay advisory fees to your financial adviser from your accumulations under an ATRA Contract will be treated as taxable distributions.

GENERATION-SKIPPING TRANSFER TAX

          Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Internal Revenue Code may

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require CREF to deduct the tax from your contract, or from any applicable payment, and pay it directly to the Internal Revenue Service (“IRS”).

RESIDENTS OF PUERTO RICO

          The IRS has announced that income received by residents of Puerto Rico is U.S.-source income that is generally subject to United States federal income tax.

ANNUITY PURCHASES BY NON-RESIDENT ALIENS AND FOREIGN CORPORATIONS

          The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers who are U.S. citizens or residents. Purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

FOREIGN TAX CREDITS

          CREF may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

TAX CONSEQUENCES OF ALLOCATING TO THE CREF INFLATION-LINKED BOND ACCOUNT UNDER A CREF ANNUITY FOR SELF-REMITTED NON-QUALIFIED FUNDS

          If you have a CREF contract which was set up only to receive self-remitted non-qualified funds (i.e., money that is not part of a pension plan that you remit to CREF directly) and you allocate any such funds to the CREF Inflation-Linked Bond Account, then earnings, if any, on your total accumulation under the contract are not eligible for tax deferral. You may therefore be required to pay taxes on such earnings when you allocate funds under the contract to the Inflation-Linked Bond Account.

IMPORTANT TRANSACTION INFORMATION

          Customer Complaints: Customer complaints may be directed to TIAA-CREF Customer Care, P.O. Box 1259, Charlotte, NC 28201-1259, telephone 800 842-2776.

          Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that has been specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will make the change as of the date it was signed, even if the signer has died in the meantime. CREF will make all other changes as of the date received.

          Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature to check

78	Prospectus ▪ College Retirement Equities Fund

your account balances, transfer between Accounts or to TIAA, and allocate future premiums among the Accounts and funds available to you through TIAA-CREF. For the ATS, you will be asked to enter your Social Security Number and password. For the Web Center, you will be asked to enter your user identification, password and the answer to your security question. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

          To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF Web Center at www.tiaa-cref.org.

          We can suspend or terminate your ability to transact by Internet or telephone at any time, for any reason.

          Your Voting Rights: Generally, as a participant in an Account, you can vote to elect CREF trustees, on any change in investment objective and fundamental investment policies and on any other matter requiring a participant vote. You will have the right to vote based on the value of accumulation units credited to your account on the record date for the vote in question.

          Electronic Prospectuses: If you received this Prospectus electronically and would like a paper copy, please call 877 518-9161 and one will be sent to you.

          Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of a CREF contract to someone else.

          Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report or statement that is sent to you.

          GA (Group Annuity) Contracts: If a GA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits and the timing of payments may be different, and are determined by your plan. Contact your employer or plan administrator for more information.

          Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die or leave your job in the state’s public institutions of higher education.

          Householding: To lower expenses and eliminate duplicate documents sent to your home, CREF will mail only one copy of this Prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call CREF at 877 518-9161.

          Distribution: The distributor of CREF contracts is Services, which is registered with the SEC and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Teachers Personal Investors Services, Inc. (“TPIS”), also registered with the SEC and a member of FINRA, may also distribute CREF

College Retirement Equities Fund ▪ Prospectus	79

contracts on a limited basis. Services and TPIS are subsidiaries of TIAA. Their address is 730 Third Avenue, New York, NY 10017-3206. No commissions are paid for distribution of CREF contracts.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by CREF. The Accounts are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Accounts.

          The Russell 3000® Index and Russell 1000® Growth Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Accounts are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Accounts nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

          The Social Choice Account is not promoted, sponsored or endorsed by, or in any way affiliated with KLD Research and Analytics, Inc. (“KLD”) or FTSE International Limited (“FTSE”). Neither KLD nor FTSE is responsible for and has not reviewed the Account, nor any associated literature or publications, and neither KLD nor FTSE makes any representation or warranty, express or implied, as to their accuracy, completeness or otherwise. The publication or branding by KLD and FTSE of their indexes in no way suggests or implies an opinion by them as to the attractiveness or appropriateness of investment in any or all securities upon which their indexes are based. Neither KLD nor FTSE makes any express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with request to their indexes or any data or any security (or combination thereof) included therein.

80	Prospectus ▪ College Retirement Equities Fund

TABLE OF CONTENTS FOR THE
STATEMENT OF ADDITIONAL INFORMATION

B-2	CREF and its Operations

B-2	Investment Restrictions

B-4	Investment Policies and Risk
Considerations

B-4	Credit Facility

B-4	Temporary Defensive Positions

B-4	Additional Risks Resulting From
Recent Market Events and
Government Intervention in Financial
Markets

B-5	Restricted Securities

B-5	Preferred Stock

B-5	Options and Futures

B-7	Firm Commitment Agreements and
Purchase of “When Issued”
Securities

B-7	Debt Instruments Generally

B-11	Mortgage-Backed and Asset-Backed
Securities

B-13	Securities Lending

B-13	Repurchase Agreements

B-13	Currency Transactions

B-14	Swap Transactions

B-15	Segregated Accounts

B-15	Investment Companies

B-15	Special Considerations Affecting
Foreign Investments

B-19	Other Investment Techniques and
Opportunities

B-19	Portfolio Turnover

B-20	Valuation of Assets

B-21	Disclosure of Portfolio Holdings

B-23	Management of CREF

B-23	The Board of Trustees

B-23	Trustees and Officers

B-26	Equity Ownership of Trustees

B-26	Trustee and Officer Compensation

B-27	Board Committees

B-28	Proxy Voting Policies

B-28	Investment Advisory and Related
Services

B-28	Personal Trading Policy

B-29	Information About the Accounts’
Portfolio Management Teams

B-29	Structure of Compensation for
Portfolio Managers

B-29	Additional Information Regarding
Portfolio Managers

B-30	Potential Conflicts of Interest of TCIM
and Portfolio Managers

B-31	Custodian and Fund Accounting Agent

B-31	Independent Registered Public
Accounting Firm

B-31	Brokerage Allocation

B-33	Accumulation Unit Values

B-33	Value of Annuity Units

B-34	Periodic Reports

B-34	Voting Rights

B-34	General Matters

B-35	State Regulation

B-35	Legal Matters

B-35	Experts

B-35	Federal Income Taxes

B-37	Additional Information

B-37	Financial Statements

B-38	Appendix A: TIAA-CREF Policy
Statement on Corporate Governance

College Retirement Equities Fund ▪ Prospectus	81

HOW TO REACH US

BY MAIL	INSURANCE PLANNING CENTER
Send all notices, forms, requests	After-tax annuities and life insurance
or payments to:	877 825-0411
TIAA-CREF	8 a.m. to 8 p.m. ET, Monday–Friday
P.O. Box 1259
Charlotte, NC 28201	FOR HEARING- OR SPEECH-
IMPAIRED PARTICIPANTS
TIAA-CREF WEBSITE	800 842-2755
Account performance, personal	8 a.m. to 10 p.m. ET, Monday–Friday
account information and transactions,	9 a.m. to 6 p.m. ET, Saturday
product descriptions, and information
about investment choices and	TIAA-CREF BROKERAGE SERVICES
income options	Self-directed brokerage accounts
tiaa-cref.org	for investing in stocks, bonds and
24 hours a day, 7 days a week	mutual funds
800 927-3059
AUTOMATED TELEPHONE SERVICE	8 a.m. to 7 p.m. ET, Monday–Friday
Check account performance and
accumulation balances, change	TIAA-CREF TRUST COMPANY, FSB
allocations, transfer funds and	Asset management, trust
verify credited premiums	administration, estate planning,
800 842-2252	planned giving and endowment
24 hours a day, 7 days a week	management
888 842-9001
TELEPHONE COUNSELING CENTER	9 a.m. to 6 p.m. ET, Monday–Friday
Retirement saving and planning,
income options and payments, and	TIAA-CREF TUITION FINANCING, INC.
tax reporting	Tuition financing programs
800 842-2776	888 381-8283
8 a.m. to 10 p.m. ET, Monday–Friday	8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday
ADVISOR SERVICES
PLANNING AND SERVICE CENTER	888 842-0318
TIAA-CREF mutual funds	8 a.m. to 7:30 p.m. ET, Monday–Friday
800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday

NCI-SFI-COC-163

©2009 Teachers Insurance and Annuity Association– College Retirement Equities Fund (TIAA-CREF), New York, NY 10017-3206

FINANCIAL SERVICES
FOR THE GREATER GOOD®
Printed on recycled paper A10849 (5/09)

STATEMENT OF ADDITIONAL INFORMATION

Individual, Group and Tax-Deferred Variable Annuities
Issued by

COLLEGE RETIREMENT
EQUITIES FUND

MAY 1, 2009

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the variable annuity contracts or certificates (the “contracts”) of the College Retirement Equities Fund (“CREF”). The current prospectus dated May 1, 2009 with respect to the contracts (the “Prospectus”) is available without charge upon written or oral request to College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services; Telephone 877 518-9161. Capitalized or defined terms used in the Prospectus are incorporated into this SAI.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS DATED MAY 1, 2009.

TABLE OF CONTENTS

B-2	CREF and its Operations
B-2	Investment Restrictions
B-4	Investment Policies and Risk Considerations
B-4	Credit Facility
B-4	Temporary Defensive Positions
B-4	Additional Risks Resulting From Recent Market Events and Government Intervention in Financial Markets
B-5	Restricted Securities
B-5	Preferred Stock
B-5	Options and Futures
B-7	Firm Commitment Agreements and Purchase of “When Issued” Securities
B-7	Debt Instruments Generally
B-11	Mortgage-Backed and Asset-Backed Securities
B-13	Securities Lending
B-13	Repurchase Agreements
B-13	Currency Transactions
B-14	Swap Transactions
B-15	Segregated Accounts
B-15	Investment Companies
B-15	Special Considerations Affecting Foreign Investments
B-19	Other Investment Techniques and Opportunities
B-19	Portfolio Turnover
B-20	Valuation of Assets
B-21	Disclosure of Portfolio Holdings
B-23	Management of CREF
B-23	The Board of Trustees
B-23	Trustees and Officers

B-26	Equity Ownership of Trustees
B-26	Trustee and Officer Compensation
>B-27	Board Committees
B-28	Proxy Voting Policies
B-28	Investment Advisory and Related Services
B-28	Personal Trading Policy
B-29	Information About the Accounts’ Portfolio Management Teams
B-29	Structure of Compensation for Portfolio Managers
B-29	Additional Information Regarding Portfolio Managers
B-30	Potential Conflicts of Interest of TCIM and Portfolio Managers
B-31	Custodian and Fund Accounting Agent
B-31	Independent Registered Public Accounting Firm
B-31	Brokerage Allocation
B-33	Accumulation Unit Values
B-33	Value of Annuity Units
B-34	Periodic Reports
B-34	Voting Rights
B-34	General Matters
B-35	State Regulation
B-35	Legal Matters
B-35	Experts
B-35	Federal Income Taxes
B-37	Additional Information
B-37	Financial Statements
B-38	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

CREF AND ITS OPERATIONS

          CREF is unlike most other companies that offer variable annuities. Usually variable annuities are issued by insurance companies through segregated asset accounts called “separate accounts.” The insurance company performs administration and other services for the separate account and, for a fee, assumes certain mortality and expense risks. In contrast, CREF is legally independent from any insurance company, including Teachers Insurance and Annuity Association (“TIAA”), its companion organization. Investment advisory, distribution and administrative services are provided for CREF under agreements with TIAA or its affiliates.

          CREF is a diversified, open-end management investment company that issues variable annuity contracts to residents of all 50 states, the District of Columbia, Puerto Rico, U.S. territories and foreign countries. CREF is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). CREF is also subject to the Not-For-Profit Corporation Law of New York and to regulation of the New York Insurance Department (“NYID”) and insurance departments (as an insurance company) in several other jurisdictions.

          CREF deducts expenses from the net assets of each Account each valuation day for investment management, administration and distribution services. TIAA or subsidiaries of TIAA provide or arrange for the provision of these services for CREF “at cost” to TIAA and its affiliates. CREF’s estimated annual expenses, which appear in its Prospectus, reflect estimates of the amounts that we currently expect to deduct to approximate the costs that CREF will incur from May 1, 2009 through April 30, 2010. Actual expenses may be higher or lower. After the end of every quarter, CREF reconciles the amount deducted from an Account with the expenses the Account actually incurred. If there is a difference, it is added to or deducted from the Account in equal daily installments over the remaining days of the quarter, provided that material differences may be repaid in the current calendar quarter, in accordance with accounting principles generally accepted in the United States of America (GAAP). CREF’s at cost deductions are based on projections of overall expenses and the assets of each Account, and the size of any adjusting payments will be directly affected by how different the projections are from an Account’s actual assets or expenses.

INVESTMENT RESTRICTIONS

          Pursuant to CREF’s Charter (the “Charter”), none of the investment funds (the “Accounts”) will invest in any common stocks or shares of any corporation, joint stock association or business trust in an amount in excess of a specified percentage, not to exceed 10% (except with the approval of the NYID) of voting shares of such entity, that would cause such entity to be controlled by, or become a subsidiary of, CREF as defined in New York insurance law, although this restriction will not apply to investment in an entity formed or acquired by CREF for a lawful business purpose. This restriction cannot be changed without an amendment to the Charter. (The Charter may be amended only by the action of CREF’s Overseers and only if the New York State Superintendent of Insurance certifies the amendment as lawful and equitable.)

          The following restrictions, not set forth in CREF’s Charter, are fundamental policies with respect to the Accounts and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the affected Account:

B-2      Statement of Additional Information ▪ College Retirement Equities Fund

1.	None of the Accounts will issue senior securities (the issuance and sales of options and futures not being considered the issuance of senior securities);

2.

Neither the Stock nor the Money Market Account will make short sales, except when the Account has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as the Account is in a short position;

3.

The Stock, Global Equities, Bond Market, Social Choice and Money Market Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not in excess of 10% of the value of the Account’s total assets, taken at market value at the time of borrowing.

          The Growth, Equity Index and Inflation-Linked Bond Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) (i) from banks only in amounts not in excess of 33 1/3% of the Account’s total assets taken at market value at the time of borrowing, or (ii) for temporary purposes in an amount not exceeding 5% of the Account’s total assets taken at market value at the time of borrowing.

          Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for an Account; nevertheless, any bank borrowings by an Account may, depending on market conditions, affect investment returns;

4.	None of the Accounts will underwrite the securities of other companies, except as it may be deemed to do so in a sale of restricted portfolio securities;

5.

None of the Accounts will, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the United States Government, or its agencies or instrumentalities;

6.

None of the Accounts will, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

7.

None of the Accounts will make an investment in an industry if after giving effect to that investment the Account’s holding in that industry would exceed 25% of the Account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, and, with respect to the Money Market Account, to certificates of deposit, or securities issued or guaranteed by domestic banks and branches of domestic banks and savings and loan associations and savings banks; utilities will be divided according to their services (so that, for example, gas distribution and transmission, electric and telephone each will be considered a separate industry);

8.

The Stock, Global Equities, Growth, Equity Index and Money Market Accounts will not purchase real estate or mortgages directly, although the Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or hold real estate or mortgages directly, subject to investment restriction 14 below (relating to illiquid investments); the Stock, Global Equities, Growth and Social Choice Accounts may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ system, and the Accounts may buy pass-through mortgage securities and securities collateralized by mortgages;

9.	None of the Accounts will purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

10.

None of the Accounts will invest more than 5% of its total assets in the securities of any one investment company; an Account may not own more than 3% of an investment company’s outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of an Account’s total assets (the SEC staff takes the position that although certain issuers of collateralized mortgage obligations may be investment companies, an Account’s ability to acquire collateralized mortgage obligations of such issuers would not be subject to these restrictions);

11.

None of the Accounts will make loans, except: (a) that the Stock and Money Market Accounts may make loans of portfolio securities (not exceeding 20% of the value of their total assets), and the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may make loans of portfolio securities not exceeding 33 1/3% of the value of their total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan); (c) to the extent authorized under the contracts, loans to Participants in amounts not greater than the value of their accumulations, to the extent permitted by law; (d) privately placed debt securities may be purchased; or (e) participation interests in loans, and similar investments, may be purchased;

12.

None of the Accounts will purchase any security on margin (except that an Account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities);

13.

Neither the Stock nor the Money Market Account will purchase or sell options or futures except those listed on a domestic or foreign securities, options or commodities exchange; however, the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or sell options or futures that are not listed on an exchange; and

14.

None of the Accounts will invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, and other illiquid investments, except that the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond or Social Choice Accounts may invest

College Retirement Equities Fund ▪ Statement of Additional Information      B-3

to a greater extent in such investments if, and to the extent, permitted by law.

          With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

          Each Account is considered to be diversified under the 1940 Act unless otherwise specified herein.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

CREDIT FACILITY

          Borrowing and Lending Among Affiliates. Certain Accounts participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of participant redemptions that otherwise might require the untimely disposition of securities. Certain series or accounts of the TIAA-CREF Funds (formerly the TIAA-CREF Institutional Mutual Funds), TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Teachers Advisors, Inc. (“Advisors”), an affiliate of CREF’s investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating funds and Accounts. Interest associated with any borrowing under the facility will be charged to the borrowing Accounts at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

          If an Account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes an Account to special risks, including greater fluctuations in net asset value in response to market changes.

TEMPORARY DEFENSIVE POSITIONS

          During periods when TCIM believes there are unstable market, economic, political or currency conditions domestically or abroad, TCIM may assume, on behalf of an Account, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Account’s assets will be invested by investing those assets in securities markets deemed by TCIM to be conservative in light of the Account’s investment objective and policies. Under normal circumstances, each Account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Account’s investment objective and policies and to meet operating expenses. To the extent that an Account holds cash or invests in money market instruments, it may not achieve its investment objective.

ADDITIONAL RISKS RESULTING FROM RECENT MARKET EVENTS AND GOVERNMENT INTERVENTION IN FINANCIAL MARKETS

          Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo & Company, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. Government and foreign governments banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

          In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Accounts.

          The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. For example, various agencies and instrumentalities of the U.S. Government have recently implemented or announced programs that support short-term debt instruments, including commercial paper, in an attempt to sustain liquidity in the markets for these securities. Among these programs are: the FDIC-administered Temporary Liquidity Guarantee Program, which guarantees certain debt issued by FDIC-insured institutions; the Federal Reserve Bank of New York-administered Term Asset-Backed Securities Loan Facility (“TALF”), Commercial Paper Funding Facility (“CPFF”), and Money Market Investor Funding Facility (“MMIFF”); and the Asset Backed Commercial Paper Money Market Fund Liquidity Program (“AMLF”) administered by the Federal Reserve Bank of Boston. The U.S. Treasury Department also has announced or implemented various programs and initiatives aimed at supporting and increasing liquidity in the credit markets, including the Public-Private Investment Program for Legacy Assets, which, among other things, is designed to combine federal funding with private investments to purchase certain troubled real estate-related assets from financial institutions.

          Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Accounts invest, or the issuers of such instruments, in ways that are unforeseeable. Recently, legislators, regulatory agencies, the U.S. Treasury Department, trade groups and others have proposed significant and sweeping changes to the U.S. financial regulatory system. Legislation or regulation may also change the way in which the Accounts themselves are regulated. Such legislation or regulation

B-4      Statement of Additional Information ▪ College Retirement Equities Fund

could limit or preclude an Account’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. For example, under the Troubled Asset Relief Program (“TARP”), the U.S. Government invested more than $300 billion in financial institutions during 2008 alone. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Accounts’ portfolio holdings.

          Restricted Securities. The Accounts may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by an Account of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees has delegated responsibility to TCIM for determining the value and liquidity of restricted securities and other investments held by each Account.

          Preferred Stock. The Accounts (other than the Money Market Account) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

OPTIONS AND FUTURES

          The Accounts (other than the Money Market Account) may engage in options (puts and calls) and futures strategies to the extent permitted by the NYID and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. It is not the intention of the Accounts to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes. None of the Accounts is required to hedge any investments.

          Options. Option-related activities could include (1) the sale of covered call option contracts and purchasing call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities, and on futures on groups of securities and buying of similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Accounts may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

          A call option is a short-term contract (generally having a duration of nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style), prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling of a call option would benefit an Account if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          The Accounts may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Account, the Account will realize a profit or loss on the transaction on that security.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, an Account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

          The Accounts may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that they had previously bought on the security. Depending on the premium for the put option purchased by the Account, the Account would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in a general market or market sector decline that may adversely affect the market value of an Account’s portfolio of securities. To the extent that an Account’s portfolio of securities changes in

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value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of TCIM before it deals in any option of behalf of an Account.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          Futures. To the extent permitted by applicable regulatory authorities, the Accounts may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—TCIM will legally obligate an Account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—TCIM will legally obligate an Account to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Account usually will be liquidated in this manner, the Accounts may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of the Stock, Global Equities, Growth, Equity Index, or Social Choice Accounts with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, TCIM may seek to protect the value of portfolio securities held by the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, TCIM can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, these Accounts will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

          Unlike the purchase or sale of a security, no price is paid or received by the Accounts upon the purchase or sale of a futures contract. Initially, the Account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to an Account upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Stock Account would be required to make a variation margin payment to the broker.

          At any time prior to expiration of the futures contract, the Account may elect to close the position by taking an opposite position that will operate to terminate the Account’s position in

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the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Stock Account, and the Account realizes a loss or a gain. The risks inherent in the purchase or sale of stock index futures are, in a general sense, similar to the risks inherent in the purchase or sale of bond index futures. A bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those bonds included, and the parties to the bond index futures contract agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. No physical delivery of the underlying bonds in the index is made.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. TCIM, on behalf of an Account, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in TCIM’s judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Account’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts by an Account for hedging purposes also is subject to TCIM’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where an Account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Account’s portfolio may decline. If this occurred, the Account would lose money on the futures and also experience a decline in value in its portfolio investments. However, TCIM believes that over time the value of the Account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the Account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the position of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market and, as a result, the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by TCIM still may not result in a successful hedging transaction over a very short time period.

          The Accounts (other than the Money Market Account) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. The Accounts have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration or regulation as commodity pool operators.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF “WHEN ISSUED” SECURITIES

          The Accounts may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Accounts may purchase, for example, new issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Accounts may invest in mortgage-backed and asset-backed securities on a delayed delivery basis. This reduces the Accounts’ risk of early repayment of principal, but exposes the Accounts to some additional risk that the transaction will not be consummated.

          When the Accounts enter into firm commitment agreements, liability for the purchase price and the rights and risks of ownership of the securities accrue to the Accounts at the time they become obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Accounts to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Accounts are obligated to purchase such securities they will be required to segregate assets (see “Segregated Accounts,” below).

DEBT INSTRUMENTS GENERALLY

          A debt instrument held by an Account will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in an Account’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the return of an Account holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Account’s return will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Account from the continuous sale of its shares will

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likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Account’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by TCIM as one of many criteria for the selection of portfolio securities on behalf of the Accounts, TCIM also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by an Account, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by an Account. These events will not require the sale of a security by an Account. However, TCIM will consider the event in its determination of whether the Account should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, TCIM will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. The Accounts may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, the Student Loan Marketing Association (“Sallie Mae”) Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., FNMA or FHLMC). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, an Account only invests in U.S. Government securities when TCIM determines that the credit risk associated with the obligation is suitable for the Account.

          In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC will likely continue to operate as going concerns while in conservatorship.

          Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps—a liquidity backstop and the mortgage-backed securities purchase program—are scheduled to expire in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA and FHLM-guaranteed mortgage-backed securities held by the Accounts.

          Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and TCIM’s success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent an Account invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Accounts’ accumulation unit value. In addition, an Account may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          An Account may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and TCIM anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is gener-

B-8      Statement of Additional Information ▪ College Retirement Equities Fund

ally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Accounts to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when less reliable objective data are available.

          Any debt instrument, no matter its initial rating may, after purchase by an Account, have its rating lowered due to the deterioration of the issuer’s financial position. TCIM may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which TCIM compares them.

          Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

          It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Accounts (other than the Money Market Account) may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Accounts may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Accounts may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Accounts have no arrangement with any person concerning the acquisition of such securities, and TCIM will carefully review the credit and other characteristics pertinent to such new issues. An Account may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by an Account. Such participation may subject an Account to expenses such as legal fees and may make an Account an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict an Account’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Account on such committees also may expose the Account to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. An Account would participate on such committees only when TCIM believes that such participation is necessary or desirable to enforce the Account’s rights as a creditor or to protect the value of securities held by the Account.

          Corporate Debt Securities. An Account may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Zero Coupon Obligations. Some of the Accounts may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although an Account will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of an Account, from borrowings or by liquidation of portfolio securities, if necessary, at a time that an Account otherwise would not have done so. To the extent an Account is required to liquidate thinly traded securities, an Account may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by an Account to pay distributions, the Account will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          Custodial receipts issued in connection with so-called trademark zero coupon securities, such as Certificates of Accrual on Treasuries (“CATS”) and Treasury Income Growth Receipts (“TIGRs”), are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., those purchased through the Federal Reserve’s Separate Trading of Registered Interest and Principal Securities Program (“STRIPs”) and Coupons Under Book Entry for Safekeeping (“CUBEs”)) are direct obligations of the U.S. Government.

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          Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every month. Some of the Accounts may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

          An Account may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

          Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. An Account may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

          The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

          Some Accounts may invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

          If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

          Structured or Indexed Securities (Including Inflation-Linked Bonds). Some Accounts may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of an Account’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

          An Account may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal

B-10     Statement of Additional Information ▪ College Retirement Equities Fund

value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Account may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         Mortgage-Backed and Asset-Backed Securities Generally. Some of the Accounts may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Accounts may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose entities and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          Mortgage-Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets an Account’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrange-

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ments. An Account may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, TCIM determines that the securities meet the Account’s quality standards. Although the market for such securities has historically been increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

          Collateralized Mortgage Obligations. Collateralized Mortgage Obligations (“CMOs”) are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          The average maturity of pass-through pools of mortgage-related securities in which some of the Accounts may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Account, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Accounts may invest in asset-backed securities that are unrelated to mortgage loans. These include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Mortgage Dollar Rolls. Some of the Accounts may enter into mortgage “dollar rolls” in which the Account sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Account loses the right to receive principal and interest paid on the securities sold. However, the Account would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of an Account compared with what such performance would have been without the use of mortgage rolls. An Account will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon TCIM’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Accounts treat mortgage rolls as a financing transaction.

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SECURITIES LENDING

          Subject to the Accounts’ investment restrictions relating to loans of portfolio securities set forth above, each Account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Account will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., U.S. Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the NYID and SEC interpretations (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by an Account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, an Account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and an Account may lose money as a result of a decline in the value of such collateral.

          By lending its securities, an Account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Account by the borrower of the securities. Such loans will be terminable by the Account at any time and will not be made to affiliates of CREF. The Accounts may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and TCIM may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Accounts may pay reasonable fees to persons unaffiliated with the Account for services, or for arranging such loans or for acting as securities lending agent. Loans of securities will be made only to firms deemed by TCIM or the securities lending agent to be creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating the collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS

          Repurchase agreements are one of several short-term vehicles the Accounts can use to manage cash balances effectively. In a repurchase agreement, an Account buys an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans by an Account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Account entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Account’s seller to deposit with the Account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by TCIM and who have, therefore, been determined to present minimal credit risk.

          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, banker’s acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Account may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Account would look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Account; in such event the Account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

CURRENCY TRANSACTIONS

          The value of the Accounts’ assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Accounts may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on accumulation unit values, the Accounts (except for the Money Market Account) may engage in foreign currency transactions in connection with their investments in foreign securities. These transactions may also let TCIM “lock in” exchange rates when buying or selling foreign securities on behalf of the Accounts. The Accounts will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The Accounts will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with

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large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, the Account is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Account may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Account may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Accounts may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, an Account holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Account against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          The Accounts may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract.

          Accordingly, the Accounts may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if TCIM’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Accounts in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Accounts will have flexibility to roll over the foreign currency forward contract upon its expiration if they desire to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

          There is no express limitation on the percentage of an Account’s assets that may be committed to foreign currency exchange contracts. The Accounts will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Account would be obligated to deliver an amount of foreign currency in excess of the value of the Account’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Account’s investment adviser believes will correlate closely to the currency’s price movements. The Accounts generally will not enter into forward contracts with terms longer than one year.

SWAP TRANSACTIONS

          Each Account (other than the Money Market Account) may, to the extent permitted by the NYID and the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

          By entering into swap transactions, an Account may be able to protect the value of a portion of its portfolio against declines in market value. Each Account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. An Account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Account. However there can be no assurance that the return an Account receives from the counter-party to the swap transaction will exceed the return it swaps to that party.

          While the Accounts will only enter into swap transactions with counterparties TCIM considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, CREF would be limited to contractual remedies under the swap agreement. There can be no assurance that CREF will succeed when pursuing its contractual remedies. To minimize an Account’s exposure in the event of default, the Accounts will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Account enters into swap transactions on a net basis, the net amount of the excess, if any, of the Account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Account’s custodian. To the extent an Account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. (See “Segregated Accounts” below.)

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          Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments previously described.

          To the extent that there is an imperfect correlation between the return an Account is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. An Account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Accounts to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, an Account’s portfolio.

SEGREGATED ACCOUNTS

          In connection with when issued securities, firm commitments, forward purchases of foreign currencies and certain other transactions in which an Account incurs an obligation to make payments in the future, the Account involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of assets such as cash, U.S. Government securities or other appropriate securities as may be permitted by law.

INVESTMENT COMPANIES

          Investment Companies. Each Account (other than the Money Market Account) may invest up to 10% of the value of its assets in other investment companies, including mutual funds. These restrictions would not apply to any account that CREF introduces in the future that invests substantially all of its assets in the other Accounts of CREF. When an Account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the Accounts may invest in other investment companies for cash management and other purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above. The Accounts may also use ETFs to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

          Exchange-Traded Funds. An Account may purchase shares of exchange-traded funds. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, an Account would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Account could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, an Account’s purchases of ETF shares generally are subject to the limitations on an Account’s investments in other investment companies, which are described above under the heading “Investment Companies.”

SPECIAL CONSIDERATIONS AFFECTING FOREIGN INVESTMENTS

          As described more fully in the Prospectus, certain Accounts may invest in foreign securities including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          On December 31, 2008, foreign investments (including securities held as collateral for stock lending) represented the following percentages of market value for each Account:

Stock Account	Global Equities Account	Growth Account	Equity Index Account	Bond Market Account	Inflation- Linked Bond Account	Social Choice Account	Money Market Account

23.56%	43.61%	4.86%	0.31%	4.90%	0.00%	12.95%	14.70%

          To meet an Account’s investment objective, the Board of Trustees or the Investment Committee of the Board of Trustees can change the percentage of the portfolio devoted to foreign investments, subject to the limits in CREF’s charter.

          General

          Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

          Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Account generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by an Account in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Account’s portfolio and the Account’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Account has a substantial portion of its

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assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although TCIM endeavors to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of an Account to make intended security purchases due to settlement problems could cause the Account to miss attractive investment opportunities. Losses to the Account due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Account’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that an Account’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Account.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Account’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions

          Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Accounts investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Accounts invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes

          The dividends and interest payable on certain of the Accounts’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Accounts’ participants.

          Emerging Market Securities

          An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria, it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

          Emerging Markets

          Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the “World Bank”) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

          Risks of investing in emerging markets and emerging market securities include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Account’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the

B-16	Statement of Additional Information ▪ College Retirement Equities Fund

possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

          In addition, some countries in which the Accounts may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. The repatriation of investment income, capital and proceeds of sales described above are also relevant to investments in companies domiciled in emerging market countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Investment in Canada

          The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada and Mexico through the NAFTA Agreement has made, and will likely continue to make, Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers.

          Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investment in Europe

          The European Union (EU) is an intergovernmental and supranational union of 27 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 15 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 15 of the 27 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Fifteen disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

          Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership, especially the troubled economies of countries further east. Also, as the EU continues to enlarge eastward, the candidate countries’ accessions tend to grow more controversial.

          The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

          Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

College Retirement Equities Fund ▪ Statement of Additional Information	B-17

          Investment in Eastern Europe

          Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

          Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

          Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Accounts’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

          Investment in Latin America

          The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and result in significant disruption in securities markets.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Accounts to engage in foreign currency transactions designed to protect the value of the Accounts’ interests in securities denominated in such currencies. A number of Latin American countries are among the largest debtors of developing countries. Argentina’s bankruptcy in the early 2000s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

          Investment in Japan

          Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

          The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt and economic reforms to attempt to stimulate spending but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of

B-18	Statement of Additional Information ▪ College Retirement Equities Fund

oil consumption. However there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japan’s economic recovery. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

          Investment in Asia other than Japan

          The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Accounts to engage in foreign currency transactions designed to protect the value of the Accounts’ interests in securities denominated in such currencies.

          A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts

          Certain Accounts may invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs”, respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that an Account acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Account would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, an Account will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including NASDAQ Stock Market, Inc. (“NAS-DAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

          CREF has been an industry leader in devising investment strategies for retirement investing, including developing sophisticated research methods and dividing a portfolio into segments, some designed to track the U.S. markets as a whole and others that are actively managed and selected for their investment potential.

          TCIM may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing an Account’s overall return, irrespective of how these actions may affect the weight of the particular securities in the Accounts’ portfolios.

          Each of the Accounts may invest up to 10% of its total assets in repurchase agreements and other illiquid securities that may not be readily marketable. Investment in illiquid securities poses risks of potential delays in resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Account to dispose of illiquid securities promptly or to sell such securities for their fair market value.

PORTFOLIO TURNOVER

          The transactions an Account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover for each Account is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A

College Retirement Equities Fund ▪ Statement of Additional Information	B-19

high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Account and ultimately by the Account’s participants. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or Account operations make a sale advisable. The Accounts have no fixed policy with respect to portfolio turnover.

          For the year ended December 31, 2008, the portfolio turnover rates of certain of the Accounts changed significantly from portfolio turnover rates in 2007 as a result of a variety of factors.

          For example, the portfolio turnover rate of the Global Equities Account decreased to 76% for 2008, as compared with 108% for the same period in 2007. This decrease in portfolio turnover was due to the portfolio management team’s efforts to limit frictional costs of trading under conditions of reduced market liquidity and heightened volatility that existed during much of the twelve-month period ended December 31, 2008.

          The Growth Account’s portfolio turnover decreased to 82% for 2008 from 127% for the same period in 2007. For reasons similar to those cited for the Global Equities Account, the decrease in portfolio turnover reflected conditions of reduced market liquidity during much of the twelve-month period ended December 31, 2008, which resulted in fewer opportunities to add value through active trading of portfolio holdings.

          The Social Choice Account’s portfolio turnover rate increased to 77% for 2008, as compared with 60% for the same period in 2007. This increase in turnover was primarily attributable to a long-term change in allocation made in March, 2008 to include international equities within the portfolio. A secondary contributing factor to turnover was increased market volatility, which resulted in more frequent rebalancing among underlying equity and fixed-income holdings in the portfolio.

          The Bond Market Account’s portfolio turnover rate decreased to 125% for 2008, as compared with 174% for the same period in 2007, primarily reflecting a reduction in market liquidity that resulted in fewer opportunities to execute trades on attractive terms.

          The Inflation-Linked Bond Account’s portfolio turnover rate increased to 19% for 2008, as compared with 13% for the same period in 2007, reflecting increased trading to accommodate participant purchase and redemption activity.

          The portfolio turnover rates of the other Accounts did not change significantly from 2007 to 2008.

          No portfolio turnover rate is calculated for the Money Market Account due to the short maturities of the instruments purchased.

          Because a higher portfolio turnover rate will increase brokerage costs to the Accounts, each Account will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

VALUATION OF ASSETS

          The assets of the Accounts are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

          Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

          An Account’s equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security (either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting the security’s value occur between the time its price is determined and the time the Account’s accumulation unit value is calculated.

FOREIGN INVESTMENTS

          An Account’s investments traded on a foreign exchange or in foreign markets are valued at the official closing values of such securities as of the date of valuation in the country where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by an Account. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when an Account’s accumulation unit value is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. The fair value of foreign securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a securities price with securities indices and other appropriate indicators, such as ADRs and futures contracts.

DEBT SECURITIES

          Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be obtained from an independent pricing service, except when TCIM believes that the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the Money Market Account) with maturities of more than 60 days are valued in the same manner as debt securities stated in the

B-20	Statement of Additional Information ▪ College Retirement Equities Fund

preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          Short-term investments with remaining maturities of 60 days or less are generally valued using their amortized cost.

          All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

THE MONEY MARKET ACCOUNT

          The Money Market Account’s portfolio securities are valued on an amortized cost basis. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Account would receive if it sold the security.

           The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Account’s investment objective, to provide additional stability in the Account’s AUV for purposes of sales and redemptions. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the AUV calculated by using available market quotations deviates by more than 1/2 of one percent from the amortized cost price. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from the amortized cost price per unit may result in material dilution or other unfair results to new or existing participants, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Account; (3) withholding or reducing dividends; or (4) utilizing an AUV determined from available market values. Even if these steps were taken, the Money Market Account’s AUV might still decline.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by any of the Accounts are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of an Account’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when an Account writes a call option, the amount of the premium is included in the Account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Account enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from an Account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

          Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about fair value pricing procedures, see “How We Value Assets” in the Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board of Trustees has adopted policies and procedures reasonably designed to prevent selective disclosure by CREF and TCIM of the Accounts’ portfolio holdings to third parties, other than disclosures of the Accounts’ portfolio holdings that are consistent with the best interests of CREF’s participants. CREF’s holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Account’s market value. As a general rule, except as described below, CREF and TCIM will not disclose CREF’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. CREF may disclose its portfolio holdings to all third parties who request it after that period. In addition, TCIM and CREF may disclose the ten largest holdings of any Account to third parties ten days after the end of the calendar month.

          CREF and TCIM may disclose CREF’s portfolio holdings to third parties outside the time restrictions described above as follows:

•

CREF’s holdings in any particular security can be made available to stock exchanges or regulators, and CREF’s holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of TCIM’s Chief Compliance Officer or an attorney employed by TCIM holding the title of Chief Counsel or above.

•	CREF’s portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information provided.

•	CREF’s portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate

College Retirement Equities Fund ▪ Statement of Additional Information	B-21

business need for the information and the disclosure of CREF’s portfolio holding information to that third party is:

	•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;

	•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

	•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

•

Any waiver to the policies and procedures must be approved in writing by an individual holding the title of Chief Investment Officer or Executive Vice President, Asset Management or above and approved by an individual holding the title of Vice President and Associate General Counsel or above.

          On an annual basis, the Board of Trustees of CREF and the board of directors of TCIM will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval and will identify any potential conflicts between TCIM interests and those of CREF’s participants in connection with these disclosures.

          Currently, CREF has ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of CREF’s portfolio holdings disclosure policy, the portfolio holdings of the Accounts to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Command Financial Press; and Bloomberg L.P. CREF’s portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 30 days after the end of the most recent calendar month. No compensation was received by CREF, TCIM or their affiliates as part of these arrangements to disclose the portfolio holdings of CREF.

          In addition, occasionally CREF and TCIM disclose to certain broker-dealers an Account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining CREF’s portfolio management and trading strategies. These disclosures are done in accordance with CREF’s portfolio holdings disclosure policy and are covered by confidentiality agreements. Also, State Street Bank and Trust Company, as CREF’s custodian and fund accounting agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep CREF’s assets.

          CREF sends summaries of its portfolio holdings to participants semi-annually as part of CREF’s annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to CREF’s policy as stated above, by writing to CREF at P.O. Box 4674, New York, NY 10164.

          The entities to which CREF voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to CREF, to maintain the confidentiality of the information disclosed. There can be no assurance that CREF’s policies and procedures regarding selective disclosure of CREF’s holdings will protect CREF from potential misuse of that information by individuals or entities to which it is disclosed.

B-22	Statement of Additional Information ▪ College Retirement Equities Fund

MANAGEMENT OF CREF

THE BOARD OF TRUSTEES

          The Board of Trustees (“Board”) oversees CREF’s business affairs. The Board delegates the day-to-day management of the Accounts to TCIM and its officers (see below). The Board meets periodically to review, among other things, the Accounts’ activities, contractual arrangements with companies that provide services to the Accounts and the performance of the Accounts’ investment portfolios.

TRUSTEES AND OFFICERS

          The following table includes certain information about CREF trustees and officers, including positions held with CREF, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about CREF’s disinterested trustees and the second table includes information about CREF’s officers. CREF has no interested trustees.

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	One-year term. Trustee since 2006.	Retired Partner (since 2006); Partner (1990-2005) and Head of Global Product Management (2003-2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005).	61

Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee member, Gulf of Maine Research Institute, The Boston Athenaeum, Maine Community Foundation and Carnegie Endowment for International Peace; and Director, Appalachian Mountain Club.

Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/62	Trustee	One-year term. Trustee since 2007.	Former Vice President (1990-2006) American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc.	61

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc., Lazard World Dividend and Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.

Eugene Flood, Jr. c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	One-year term. Trustee since 2005.	President, and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	61	None

Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/5/67	Trustee	One-year term. Trustee since 2007.	Chief Operating Officer (since September 2007) of Copper Rock Capital Partners, LLC (investment adviser). Formerly, Chief Operating Officer, DDJ Capital Management (2003-2006); and Executive Vice President (2000-2002); Senior Vice President (1995-2000); and Vice President (1992-1995), Fidelity Investments.	61	Member, Board of Directors of Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	One-year term. Trustee since 2005.	Acting Dean of Harvard Law School (since March 2009); and James S. Reid, Jr. Professor of Law (since 2004), and Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School.	61	None

Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	One-year term. Trustee since 1979.	President and Founder (since 2005) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windemere Investment Associates (1997-2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994-1997); and Executive Vice President, U. S. Institutional Funds of the Pacific Northwest (1993-1996).	61	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

College Retirement Equities Fund ▪ Statement of Additional Information	B-23

DISINTERESTED TRUSTEES (continued)

Name, Address and Date of Birth	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	One-year term. Trustee since 2003.	President and Chief Operating Officer, Arnhold & S. Bleichroeder Advisers Inc. (since February 2009); Principal and Founder BAM Consulting LLC (since 2003); and Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000-2001); and Chief Executive Officer (1995-2001); President (1991-2000); and Chief Operating Officer (1989-1995) of that firm.	61	Director, Prudential plc, and International Advisory Board, British- American Business Council.

James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	One-year term. Trustee since 2006.	President and CEO, National Bureau of Economic Research (since 2008); Head (2006-2008) and Associate Head (1994-2000 and 2001-2006), Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1996); and Program Director, National Bureau of Economic Research (1990-2008).	61	Director, The Jeffrey Company and Jeflion Company (unregistered investment companies); and National Bureau of Economic Research.

Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	One-year term as Trustee; Chairman for term ending June 30, 2012. Chairman since January 2009. Trustee since 1991.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007).	61	Director, SCANA Corporation (energy holding company); and NCM Capital Investment Trust.

Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	One-year term. Trustee since 2006.

Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research, University of Texas at Austin (2001-2002); Associate Director for Research, the Center for International Business Education and Research, University of Texas at Austin (2000-2003); and Director of the Bureau of Business Research, University of Texas at Austin (2001-2002).

				61	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since September 2007.

Executive Vice President of Client Services of TIAA and of TIAA-CREF Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since August 2008); Executive Vice President of Individual Client Services of TIAA and the TIAA-CREF Fund Complex (2007-2008); President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since July 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Formerly, Partner, Spyglass Investments (2002-2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Businesses of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997-2003).

Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One year term. Executive Vice President and Chief Legal Officer since March 2009.

Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since March 2009). Formerly, Partner, Wilmer Cutler Pickering Hale and Dorr LLP (1996-2009); Special Advisor to the Chairman for International Derivatives (1995-1996), Securities and Exchange Commission; and Director, Division of Market Regulation (1993-1995), Securities and Exchange Commission.

B-24	Statement of Additional Information ▪ College Retirement Equities Fund

OFFICERS (continued)

Name, Address and Date of Birth	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 1017-3206 DOB: 5/08/62	Chief Compliance Officer	One-year term. Chief Compliance Officer since February 2008.

Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President, Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of TCIM (since February 2008); and Chief Compliance Officer of TIAA Separate Account VA-3 (since March 2008). Formerly, Chief Compliance Officer of Advisors (February-July 2008); Managing Director/Director of Global Compliance, AIG Investments (2000-2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998-2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997-1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994-1997); and Enforcement Staff Attorney, Securities and Exchange Commission (1988-1994).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	Executive Vice President	One-year term. Executive Vice President since 1999.

Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007); and Executive Vice President (since 1999) and Head of Asset Management (since 2006) of TIAA, CREF and TIAA Separate Account VA-1; Director of TPIS (since 2006) and Advisors (since 2004); President and Chief Executive Officer of Investment Management and Advisors, and Manager of Investment Management (since 2004); and Executive Vice President and Head of Asset Management of the TIAA-CREF Mutual Funds (2006-2007). Formerly, Manager of TIAA Realty Capital Management, LLC (2004-2006); and Chief Investment Officer of TIAA (2004-2006) and the TIAA-CREF Fund Complex (2003-2005).

Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/28/51	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since April 2008.

President and Chief Executive Officer of TIAA (since April 2008), and President and Chief Executive Officer of CREF and TIAA Separate Account VA-1 (since April 2008). Formerly, Chairman, Head of Financial Services and member of the Executive Committee of Swiss Re America Holding Corporation (2006-2008); Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997-2006); and Partner and Associate, McKinsey & Company (1984-1997).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Treasurer	One-year term. Treasurer since August 2008.

Treasurer of CREF and TIAA Separate Account VA-1 (since August 2008); and Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and TIAA Separate Account VA-1 (since April 2009). Formerly, Chief Financial Officer, Van Kampen Funds (2005-2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995-2005).

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Director of TIAA-CREF Life (2003-2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001-2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993-2001).

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President, Head of Risk Management	One-year term. Executive Vice President, Head of Risk Management since February 2009.

Executive Vice President, Head of Risk Management of TIAA and the TIAA-CREF Fund Complex (since February 2009). Formerly, Senior Managing Director, Acting Head of Risk Management of TIAA and the TIAA-CREF Fund Complex (2008-2009); Senior Managing Director, Chief Credit Risk Officer of TIAA and the TIAA-CREF Fund Complex (2004-2008); and Senior Vice President, Risk Management Department, Lehman Brothers (1996-2004).

William Mostyn TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/18/48	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since May 2008.

Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since May 2008). Formerly, Deputy General Counsel and Corporate Secretary, Bank of America (2005-2008); and Deputy General Counsel, Secretary and Corporate Governance Officer, The Gillette Company (2000-2005).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly Director, TIAA-CREF Life (2003-2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998–1999).

Georganne C. Proctor TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/25/56	Executive Vice President and Chief Financial Officer	One-year term. Executive Vice President and Chief Financial Officer since 2006.

Executive Vice President and Chief Financial Officer of TIAA and CREF (since 2006). Manager and Executive Vice President of TCIM; and Director and Executive Vice President of Advisors. Formerly, Executive Vice President and Chief Financial Officer of the TIAA-CREF Funds and TIAA-CREF Life Funds (2006-2007) and TIAA Separate Account VA-1 (2006-April 2009); Executive Vice President, Finance, Golden West Financial Corporation (2002-2006); and Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1999-2002).

Cara L. Schnaper TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/13/54	Executive Vice President	One-year term. Executive Vice President since February 2008.

Executive Vice President, Technology and Operations of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since February 2008). Formerly, Principal, Market Resolve, LLC (2006-February 2008); and Head, Middle Office, Investment Banking (2000-2002), Head, Technology and Operations, Equities (1999-2000) and Chief Operating Officer Technology and Operations, Emerging Markets, Foreign Exchange and Commodities (1997-1999), JP Morgan Chase & Co.

College Retirement Equities Fund ▪ Statement of Additional Information	B-25

OFFICERS (concluded)

Name, Address and Date of Birth	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2000.

Executive Vice President, Institutional Development and Sales of TIAA and the TIAA-CREF Fund Complex (since August 2008); and Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (2006-2008); Executive Vice President, Product Management of TIAA and the TIAA-CREF Fund Complex (2000–2005); and President and Chief Executive Officer, Horizon Mercy (1996–2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President, Product Development and Management of TIAA (since August 2008); Director of Tuition Financing and Manager of Services (April 2006); and President and CEO, TIAA-CREF Redwood, LLC (since September 2006). Formerly, Executive Vice President, Institutional Client Services (2006-2008); Senior Vice President, Pension Products (2003–2006); and Vice President, Support Services (1998–2003) of TIAA and the TIAA-CREF Fund Complex.

EQUITY OWNERSHIP OF TRUSTEES

          The following chart includes information relating to equity securities that are beneficially owned by CREF trustees in CREF and in all registered investment companies in the same “family of investment companies” as CREF as of December 31, 2008 At that time, CREF’s family of investment companies included CREF, TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds), TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in CREF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Forrest Berkley	$1- $10,000 [Money Market]; Over $100,000 [Bond Market]; $50,001 - $100,000 [Growth]	Over $100,000
Nancy A. Eckl	$10,001 - $50,000 [Stock]; $10,001-$50,000 [Global Equities]	$ 50,0001- $100,000
Eugene Flood, Jr.	None	Over $100,000
Michael A. Forrester	Over $100,000 [Money Market]	Over $100,000
Howell E. Jackson	Over $100,000 [Stock]; $10,001- $50, 000 [Social Choice]; $50,001 - $100,000 [Bond Market]; $10,001 - $50,000 [Equity Index]; $50,001 - $100,000 [Global Equities]	Over $100,000
Nancy L. Jacob	Over $100,000 [Stock]; $50,001 - $100,000 [Inflation-Linked Bond]	Over $100,000
Bridget A. Macaskill	None	Over $100,000
James M. Poterba	Over $100,000 [Stock]; Over $100,000 [Global Equities]; $10,001-$50,000 [Equity Index]	Over $100,000
Maceo K. Sloan	Over $100,000 [Stock]; $10,001 - $50,000 [Social Choice]; $10,001 - $50,000 [Global Equities]; $10,001- $50,000 [Growth]; $10,001 - $50,000 [Equity Index]	Over $100,000
Laura T. Starks	Over $100,000 [Stock]; Over $100,000 [Money Market]	Over $100,000

TRUSTEE AND OFFICER COMPENSATION

          The following table shows the compensation received from CREF and the TIAA-CREF Fund Complex by each non-officer trustee for the year ended December 31, 2008. CREF’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of the chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds), TIAA-CREF Life Funds and TIAA Separate Account VA-1, each a registered investment company.

DISINTERESTED TRUSTEES

Name	Aggregate Compensation From CREF	Long Term Performance Contribution As Part of CREF Expenses	Total Compensation Paid From TIAA-CREF Fund Complex

Forrest Berkley*	$129,694	$67,529	$219,000
Nancy A. Eckl	$122,937	$67,529	$211,500
Eugene Flood, Jr.	$125,191	$67,529	$214,000
Michael A. Forrester	$113,947	$67,529	$201,500
Howell E. Jackson	$145,431	$67,529	$236,500
Nancy L. Jacob	$196,849	$67,529	$293,595
Bridget A. Macaskill	$109,884	$67,529	$197,000
James M. Poterba*	$133,294	$67,529	$223,000
Maceo K. Sloan*	$176,974	$67,529	$271,500
Laura T. Starks	$165,712	$67,529	$259,000
Total	$1,419,913	$675,290	$2,326,595

*

The compensation, or a portion of it, was not actually paid based on the prior elections of certain trustees to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees described below. For the fiscal year ended December 31, 2008, Mr. Berkley deferred $144,000, Mr. Poterba deferred $32,500, and Mr. Sloan deferred $194,000 in total compensation (including interest) earned across the fund complex.

B-26	Statement of Additional Information ▪ College Retirement Equities Fund

          The Board has approved trustee compensation at the following currently effective rates: an annual retainer of $50,000; a Board and committee meeting fee of $2,500 ($1,000 per conference call meetings to review investment performance of the Accounts); an annual long-term compensation contribution of $75,000; an annual committee chair fee of $10,000 ($15,000 for the chairs of the Operations and the Audit and Compliance Committees); an annual Board chair fee of $25,000; and an annual Operations and Audit and Compliance Committee member fee of $5,000. The trustees also receive $2,500 per meeting for attending any shareholder meetings. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

          CREF has a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (e.g., TIAA or CREF annuities and/or certain mutual funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (e.g., TIAA or CREF annuities and/or certain mutual funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee, after the trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

          The Board has appointed the following standing committees, each with specific responsibilities for aspects of CREF’s operations:

(1)

An Audit and Compliance Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for financial reporting, internal controls and certain compliance matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the Accounts’ independent registered public accounting firm. The Audit and Compliance Committee has adopted a written charter that is available upon request. During the fiscal year ended December 31, 2008, the Audit and Compliance Committee held nine meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkeley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated the audit committee financial expert.

(2)

An Investment Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for the management of the Accounts’ investments. During the fiscal year ended December 31, 2008, the Investment Committee held six meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Accounts and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2008, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)

An Executive Committee, consisting solely of independent trustees, which generally is vested with Board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended December 31, 2008, the Executive Committee did not hold any meetings. The current members of the Executive Committee are Mr. Sloan (chair), Dr. Flood, Prof. Jackson, Dr. Jacob, Prof. Poterba and Ms. Eckl.

(5)

A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain CREF officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held fourteen meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)

An Operations Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Accounts, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2008, the Operations Committee held nine meetings. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

          Participants can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of CREF. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, New York 10017-3206 or trustees@tiaa-cref.org. Participants can also recommend nominees when casting votes for CREF’s annual meeting by writing in the name of the individual in the space provided on the CREF proxy card or, if voting through the Internet, noting their recommended nominee in the “comments” section.

College Retirement Equities Fund ▪ Statement of Additional Information     B-27

PROXY VOTING POLICIES

          CREF has adopted policies and procedures to govern its voting of proxies of portfolio companies. CREF seeks to use proxy voting as a tool to promote positive returns for long-term participants. CREF believes that sound corporate governance practices and responsible behavior create the framework from which public companies can be managed in the long-term interests of participants.

          As a general matter, the Board has delegated to TCIM responsibility for voting the proxies of the portfolio companies in accordance with Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for proposals related to corporate governance and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

          TCIM has a team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms and consultants, various corporate governance–related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the participants. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, TCIM may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          CREF and TCIM believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include: (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential con-flicts of interest by individuals who have direct roles in executing or influencing CREF’s proxy voting (e.g., TCIM proxy voting professionals, or trustees or senior executives of CREF, TCIM or TCIM’s affiliates) by TCIM’s legal and compliance professionals.

          There could be rare instances in which an individual who has a direct role in executing or influencing the proxy voting (e.g., TCIM’s proxy voting professionals, or a trustee or senior executive of CREF, TCIM or TCIM’s affiliates), is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

          In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Account, CREF has adopted special proxy voting policies for the Account. Shares of the companies held in the Social Choice Account will be voted consistent with the social criteria (or screens) considered by the Account in selecting companies for inclusion in its portfolio. In cases where TCIM is asked to vote on social matters that are not covered under the Account’s screens, TCIM will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance. If the matter is not covered there, TCIM may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          A report of proxies voted for CREF is made annually to the Board and/or the Corporate Governance and Social Responsibility Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

          A record of all proxy votes cast for the most recent 12 month period ended June 30, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND RELATED SERVICES

          Investment advisory services and related services for the Accounts are provided on an at-cost basis by personnel of TCIM. TCIM is a subsidiary of TIAA, CREF’s companion organization, and is registered as an investment adviser under the Investment Advisers Act of 1940. TCIM manages the investment and reinvestment of the assets of each Account, subject to the oversight of the Investment Committee and the Board. The advisory personnel of TCIM perform all research, make recommendations, and place orders for the purchase and sale of securities. TCIM also provides or arranges for the provision of all portfolio accounting, custodial and related services for the assets of each Account. Under TCIM’s Investment Management Services Agreement, the Accounts reimburse TCIM for its expenses in rendering services to the Accounts absent TCIM’s wilful misfeasance, bad faith or gross negligence. TCIM shares employees and other resources with other affiliates of TIAA, and the expenses of these employees and resources are allocated under procedures approved by the Board.

          The table below reflects the total dollar amount of expenses attributable to investment advisory services for each Account for the fiscal years ended December 31, 2006, 2007, and 2008:

	2006	2007	2008

Stock Account	$138,716,565	$184,582,599	$140,654,262
Global Equities Account	$21,999,529	$30,247,689	$23,366,943
Growth Account	$16,794,555	$20,894,207	$20,550,523
Equity Index Account	$5,946,157	$9,771,789	$7,290,860
Bond Market Account	$6,549,725	$8,440,603	$9,465,186
Inflation-Linked Bond Account	$4,091,916	$4,573,699	$6,657,908
Social Choice Account	$6,302,853	$9,102,358	$8,433,059
Money Market Account	$5,246,860	$7,311,576	$8,293,768

PERSONAL TRADING POLICY

          CREF and Services have adopted codes of ethics under Rule 17j-1 of the 1940 Act. TCIM has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by CREF, they must also generally preclear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

          These codes of ethics have been filed with the SEC and may be obtained: (1) through the SEC’s Public Reference Room, call 202 551-8090 for more information; (2) through the EDGAR Database at www.sec.gov; (3) upon request at publicinfo@sec.gov; or (4) by writing the SEC’s Public Reference Section, Washington, DC 20549.

B-28     Statement of Additional Information ▪ College Retirement Equities Fund

INFORMATION ABOUT THE ACCOUNTS’ PORTFOLIO MANAGEMENT TEAMS

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

          Fixed-income portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation are determined by performance ratings which are reflective of investment performance and peer reviews

          CREF portfolio managers may receive two types of long-term compensation awards—TIAA-CREF Long-Term Performance Plan units and accumulation units of the Accounts they manage. Portfolio managers of the Accounts generally receive 50% of their long-term compensation awards in Plan units, and 50% in accumulation units of the Accounts they manage.

          Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. See the Accounts’ Prospectus for more information regarding their benchmark indices. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio management team members listed in the Prospectus, such as other accounts managed by them (including registered investment companies and registered and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Accounts they manage, as of December 31, 2008 (except as otherwise indicated).

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account

Stock Account
Hans L. Erickson, CFA	11	0	$78,816	$0	Over $1,000,000
Michael Holbert	0	0	$76,505	$0	$0
Saira Malik, CFA	2	0	$76,898	$0	$0
William Riegel, CFA	2	0	$77,429	$0	$100,001-500,000

Global Equities Account
Thomas M. Franks, CFA	0	0	$9,652	$0	$100,001-500,000
Athanasios (Tom) Kolefas, CFA	3	0	$11,249	$0	$100,001-500,000
Alexander Lee Muromcew	0	1	$9,652	$67	$100,001-500,000
John N. Tribolet	0	0	$9,652	$0	$50,001-100,000

Growth Account
Susan Hirsch	4	0	$9,178	$0	$10,001-50,000
Andrea Mitroff	2	0	$8,417	$0	$10,001-50,000

Equity Index Account
Philip James (Jim) Campagna, CFA	16	0	$19,244	$0	$10,001-50,000
Anne Sapp, CFA	16	0	$19,244	$0	$10,001-50,000

Bond Market Account
Elizabeth (Lisa) D. Black, CFA	5	0	$18,200	$0	$10,001-50,000
John M. Cerra	6	0	$17,977	$0	$10,001-50,000

Inflation-Linked Bond Account
John M. Cerra	6	0	$17,977	$0	$1-10,000

Social Choice Account
Elizabeth (Lisa) D. Black, CFA	5	0	$18,200	$0	$100,001-500,000
Philip James (Jim) Campagna, CFA	16	0	$19,244	$0	$0
Stephen Liberatore, CFA	0	0	$6,891	$0	$10,001-50,000
Anne Sapp, CFA	16	0	$19,244	$0	$10,001-50,000

Money Market Account
Michael F. Ferraro, CFA	2	0	$16,751	$0	$100,001-500,000

College Retirement Equities Fund ▪ Statement of Additional Information     B-29

POTENTIAL CONFLICTS OF INTEREST OF TCIM AND PORTFOLIO MANAGERS

          Portfolio managers of CREF’s Accounts may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. TCIM has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

          Conflicting Positions. Investment decisions made by TCIM for one or more of the Accounts may differ from, and may conflict with, investment decisions made by Advisors, its affiliated investment adviser, for Advisors’ client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Advisors’ account were to sell a significant position in a security while a CREF Account maintained its position in that security, the market price of such securities could decrease and adversely impact the CREF Account’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

          Allocation of Investment Opportunities. Even where accounts have similar investment mandates as an Account, TCIM may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Account, or are appropriate for the Account but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by an Account may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

          Aggregation and Allocation of Orders. TCIM may aggregate orders of one or more of the Accounts and its other accounts (including proprietary accounts), and orders of clients accounts managed by Advisors, in each case consistent with TCIM’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, TCIM may be perceived as causing one client account, such as an Account, to participate in an aggregated transaction in order to increase TCIM’s overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for TCIM to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of an Account. In addition, an Account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

          TCIM has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including each CREF Account, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, TCIM’s trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

          For example, in allocating investment opportunities, a portfolio manager considers an Account’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines for trading priority with long sales of single securities generally having priority over short sales of the same or closely related securities.

          TCIM’s procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same trading priority guidelines as single security trades because an automated and systematic process is used to implement trades.

          Research. TCIM allocates brokerage commissions to brokers who provide execution and research services for one or more of the CREF Accounts and some or all of TCIM’s other clients. Such research services may not always be utilized in connection with the Accounts or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. TCIM is authorized to pay, on behalf of the CREF Accounts, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. TCIM has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage, and TCIM’s practices regarding the use of third-party soft dollars.

          IPO Allocation. TCIM has adopted procedures designed to ensure that it allocates initial public offerings to the Accounts and TCIM’s other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to TCIM for managing the Accounts, as well as certain other clients, is based on a percentage of assets under management (on an at-cost basis). However, no client currently pays TCIM a performance-based fee. Nevertheless, TCIM may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which TCIM has a proprietary interest or to certain other accounts in which TCIM receives a larger asset-based fee.

B-30     Statement of Additional Information ▪ College Retirement Equities Fund

CUSTODIAN AND FUND ACCOUNTING AGENT

          State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive Quincy, MA 02171, acts as custodian for CREF. As custodian, State Street is responsible for the safekeeping of CREF’s portfolio securities. State Street also acts as fund accounting agent for CREF.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm of CREF and has audited CREF’s financial statements for the fiscal year ended December 31, 2008.

BROKERAGE ALLOCATION

          TCIM is responsible for decisions to buy and sell securities for the Accounts as well as for selecting brokers and, where applicable, negotiating the commission rate paid. It is TCIM’s intention to place brokerage orders with the objective of obtaining the best price, execution and available-research and other data. TCIM may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, TCIM generally will execute the transaction with a broker engaged in making a market for such securities. When TCIM deems the purchase or sale of a security to be in the best interests of more than one Account, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased.

          When TCIM deems the purchase or sale of a security to be in the best interests of an Account, its personnel also may, consistent with their fiduciary obligations, decide to buy or sell a security for that Account at the same time as for Advisors’ client or proprietary accounts, including (i) TIAA Separate Account VA-1, TIAA-CREF Life Funds or TIAA-CREF Funds, which they may also be managing on behalf of Advisors, or (ii) any other investment company or account whose assets TCIM or Advisors may be managing. In those events, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by TCIM to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Accounts or the portfolios of other clients. Currently, some foreign brokerage commissions are fixed under the local law and practice. There is, however, an ongoing trend to adopt a new system of negotiated commissions in many countries.

          Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer’s purchase and sale prices, rather than as a broker, charging a proportional or fixed fee.

          TCIM may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, TCIM will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of TCIM to the Accounts or other clients. In reaching this determination, TCIM will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

          Research or services obtained for one Account may be used by TCIM or Advisors in managing another Account or in managing other investment company accounts or funds. The research or services obtained may also be used by Advisors in managing its investment company clients. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with TCIM’s fiduciary duty to CREF.

          The following table shows the aggregate amount of brokerage commissions paid by the Accounts to firms that provided research services in 2008. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Aggregate $ Amount of Commissions Paid to Firms that Provided Research Services

Stock Account	$73,946,982.00
Global Equities Account	$20,262,068.00
Growth Account	$11,767,389.00
Equity Index Account	$31,115.00
Social Choice Account	$21,067.00

          The aggregate amount of brokerage commissions paid by the Accounts for the fiscal years ending December 31, 2006, 2007 and 2008 was as follows:

Account	2006	2007	2008

Stock Account	$84,300,000.00	$86,074,764.00	$86,712,889.00
Global Equities Account	$40,900,000.00	$29,721,573.00	$22,042,392.00
Growth Account	$27,800,000.00	$19,720,122.00	$12,156,062.00
Equity Index Account	$210,811.00	$204,326.00	$149,135.00
Social Choice Account	$77,578.00	$350,117.00	$751,800.00

          The decreases in brokerage commissions in 2008 for the Global Equities Account (from $29,721,573.00 in 2007 to $22,042,392.00 in 2008), Growth Account (from $19,720,122.00 in 2007 to $12,156,062.00 in 2008), and Equity Index Account (from $204,326.00 in 2007 to $149,135.00 in 2008) were primarily the result of reductions in portfolio turnover during 2008. The increase in brokerage commissions in 2008 for the Social Choice Account (from $350,117.00 in 2007 to $751,800.00 in 2008) was primarily due to an increase in portfolio turnover during 2008. Trades of convertible preferred securities are typically executed at higher rates of commissions.

College Retirement Equities Fund ▪ Statement of Additional Information     B-31

          During the fiscal year ended December 31, 2008, the Accounts acquired securities of certain of their regular brokers or dealers or their parents, where the parent derives more than 15% of its total revenue from securities related activities. These entities, and the value of the securities of these entities held by the Accounts as of December 31, 2008, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID:

Account	Broker	Parent	Holdings at 12/31/08 (US$)

Stock Account	Wells Fargo & Co	Wells Fargo & Co	$783,137,909.84
	JPMorgan Chase & Co	JPMorgan Chase & Co	$694,689,612.15
	Bank of America Corp	Bank of America Corp	$401,176,835.84
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	$235,311,725.76
	Banco Santander SA	Banco Santander SA	$217,239,611.12
	Citigroup Inc	Citigroup Inc	$185,076,011.78
	HSBC Holdings Plc	HSBC Holdings Plc	$128,263,320.92
	Morgan Stanley	Morgan Stanley	$102,475,165.04
	Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	$92,917,685.16
	Royal Bank of Canada	Royal Bank of Canada	$68,153,203.17
	Lazard Ltd-CL A	Lazard Ltd-cl A	$34,573,731.42
	Nomura Holdings Inc	Nomura Holdings Inc	$21,743,492.56
	UBS AG-reg	UBS AG-reg	$12,718,706.00
	Knight Capital Group Inc-A	Knight Capital Group Inc-A	$9,501,997.85
	Investment Technology Group	Investment Technology Group	$8,427,779.52
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	$7,837,690.76
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	$7,679,470.62
	Skandinaviska Enskilda Ban-A	Skandinaviska Enskilda Ban-A	$5,624,557.56
	Piper Jaffray Cos	Piper Jaffray Cos	$4,137,942.48
	Royal Bank of Canada	Royal Bank of Canada	$4,021,925.66
	Banco Santander Chile	Banco Santander Chile	$1,968,312.07
	UOB-kay Hian Holdings Ltd	UOB-kay Hian Holdings Ltd	$1,825,533.05
	Labranche & Co Inc	Labranche & Co Inc	$1,520,240.62
	Thomas Weisel Partners Group	Thomas Weisel Partners Group	$658,081.28
	D Carnegie & Co Ab	D Carnegie & Co Ab	$65,501.17

Global Equities Account
	Wells Fargo & Co	Wells Fargo & Co	$105,544,296.00
	Banco Santander SA	Banco Santander SA	$64,224,288.99
	JPMorgan Chase & Co	JPMorgan Chase & Co	$60,578,368.29
	HSBC Holdings Plc	HSBC Holdings Plc	$35,635,755.15
	Bank of America Corp	Bank of America Corp	$25,391,308.80
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	$22,228,326.00
	Royal Bank of Canada	Royal Bank of Canada	$16,133,147.02
	Citigroup Inc	Citigroup Inc	$12,434,656.63
	Nomura Holdings Inc	Nomura Holdings Inc	$6,620,100.06
	Morgan Stanley	Morgan Stanley	$6,442,674.52
	Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	$5,246,322.60
	Skandinaviska Enskilda Ban-A	Skandinaviska Enskilda Ban-A	$690,401.84

Growth Account	Wells Fargo & Co	Wells Fargo & Co	$21,784,246.00
	Lazard Ltd-CL A	Lazard Ltd-CL A	$12,101,533.14
	Morgan Stanley	Morgan Stanley	$5,898,196.72
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	$3,570,034.56
	Investment Technology Group	Investment Technology Group	$796,654.08

Account	Broker	Parent	Holdings at 12/31/08 (US$)

Equity Index Account
	JPMorgan Chase & Co	JPMorgan Chase & Co	$86,416,068.21
	Wells Fargo & Co	Wells Fargo & Co	$82,550,721.44
	Bank of America Corp	Bank of America Corp	$52,096,295.68
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	$27,449,872.86
	Citigroup Inc	Citigroup Inc	$26,994,544.72
	Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	$13,190,610.96
	Morgan Stanley	Morgan Stanley	$13,115,025.80
	Lazard Ltd-CL A	Lazard Ltd-CL A	$1,685,663.20
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	$1,314,764.66
	Knight Capital Group Inc-a	Knight Capital Group Inc-a	$1,142,257.20
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	$1,014,023.85
	Investment Technology Group	Investment Technology Group	$710,954.24
	Piper Jaffray Cos	Piper Jaffray Cos	$541,292.64
	Labranche & Co Inc	Labranche & Co Inc	$180,678.80
	Thomas Weisel Partners Group	Thomas Weisel Partners Group	$72,135.76

Social Choice Account
	Wells Fargo & Co	Wells Fargo & Co	$45,685,981.44
	Bank of America Corp	Bank of America Corp	$29,130,280.96
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	$19,679,326.05
	HSBC Holdings Plc	HSBC Holdings Plc	$15,822,469.11
	Royal Bank of Canada	Royal Bank of Canada	$6,872,305.39
	Nomura Holdings Inc	Nomura Holdings Inc	$5,951,824.60
	Lazard Ltd-CL A	Lazard Ltd-CL A	$1,739,879.22

          The Bond Market, Inflation-Linked Bond and Money Market Accounts did not acquire any securities of their regular broker-dealers based on commissions paid during 2008.

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL:

Account	Broker	Parent	Holdings at 12/31/08 (US$)

Stock Account	JPMorgan Chase & Co	JPMorgan Chase & Co	$694,689,612.15
	Bank of America Corp	Bank of America Corp	$401,176,835.84
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	$235,311,725.76
	Citigroup Inc	Citigroup Inc	$185,076,011.78
	Morgan Stanley	Morgan Stanley	$102,475,165.04
	Nomura Holdings Inc	Nomura Holdings Inc	$21,743,492.56
	Investment Technology Group	Investment Technology Group	$8,427,779.52

Global Equities Account
	JPMorgan Chase & Co	JPMorgan Chase & Co	$694,689,612.15
	Bank of America Corp	Bank of America Corp	$401,176,835.84
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	$235,311,725.76

Growth Account	Goldman Sachs Group Inc	Goldman Sachs Group Inc	$235,311,725.76
	Investment Technology Group	Investment Technology Group	$8,427,779.52

Equity Index Account
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	$235,311,725.76

B-32	Statement of Additional Information ▪ College Retirement Equities Fund

DIRECTED BROKERAGE

          In accordance with the 1940 Act, the Accounts have adopted a policy prohibiting the Accounts from compensating brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the Accounts to such brokers or dealers. In addition, TCIM has instituted policies and procedures so that TCIM personnel do not violate this policy of the Accounts.

ACCUMULATION UNIT VALUES

          For each Account, accumulation unit values are calculated at the end of each valuation day by multiplying the previous day’s values by the unit change factor for each Account. The unit change factor is calculated as A divided by B, where A and B are defined as:

          A. The change in value of the Account’s net assets at the close of the current valuation period, less premiums received during the current period.

          B. The value of the Account’s net assets at the end of the previous valuation period, plus the net effect of transactions made by the start of the current period.

VALUE OF ANNUITY UNITS

          A. The value of an annuity unit is defined in terms of a “basic annuity unit” which is established each year, as of March 31, for each income change method in each Account then providing annuity payments.

          B. The value of the basic annuity unit is determined for each income change method in each Account as A divided by B, where A and B are defined as follows:

          The Account’s annuity fund for the income change method as of March 31, reduced by the dollar amount of benefits payable under the income change method on April 1 under pay-out contracts in the Account as of March 31.

          The actuarial present value, expressed in units, of all future payments due on or after the next following May 1 under the income change method under pay-out contracts in the Account as of March 31. This liability is calculated on the basis of interest at an effective annual rate of 4% and a mortality table designed to approximate the current mortality rates of CREF annuitants.

          For participants beginning annuity income, the initial value of the annuity unit is the interim annuity unit value as of the annuity starting date. A separate interim annuity unit value is calculated daily for each annuity fund in each Account as of each valuation day. The interim annuity unit value reflects the actual investment and payment experience of the annuity fund to the current date, relative to the 4% assumed investment return. The interim annuity unit value also includes any changes expected to occur in the future because payments are revalued once a year or once a month, assuming the annuity fund earns the 4% assumed investment return in the future. At the end of each calendar quarter, the interim annuity unit value is also adjusted for mortality experience during the prior quarter.

          For participants under the annual income change method, the value of the annuity unit will remain the same until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the basic annuity unit value determined as of such March 31. For participants under the monthly income change method, the value of the annuity unit is redetermined each month on the payment valuation date for the payment due on the first of the following month.

          When a participant or beneficiary receiving annuity income transfers annuity units under a particular income change method from one Account to another, the number of annuity units added to the Account(s) to which units are being transferred will be determined by multiplying the number of annuity units to be transferred by the interim annuity unit value for that income change method for the Account from which the annuity units are being transferred, and dividing by the interim annuity unit value for that income change method for the Account to which the annuity units are being transferred. For transfers on days other than March 31, under the annual payment income change method, the amount of annuity payments will not change following a transfer, until the basic annuity unit values are redetermined on the following March 31. Under the monthly income change method and for all transfers to or from the TIAA Traditional Annuity, your payments will change with the payment due after the first payment valuation date following the transfer date. Switches between the monthly and the annual income change methods will be effective only on March 31.

          The value of annuity units transferred from an Account under the annual income change method to TIAA is equal to A plus B, where A and B are defined as follows:

          The present value of the payments due after the first payment valuation date following the transfer date continuing to the following April 1, but not longer than such annuity units are payable.

          The present value of one interim annuity unit under the annual income change method multiplied by the number of annuity units, payable beginning on the following May 1 (or the May 1 of the following calendar year if the transfer is effective in April) continuing for as long as such annuity units are payable.

          The value of annuity units transferred from an Account under the monthly income change method to TIAA will be equal to the number of annuity units multiplied by the present value of one interim annuity unit under the monthly income change method payable beginning with the payment due after the first payment valuation date following the transfer date continuing for as long as such annuity units are payable.

          The present values will be calculated assuming interest at an effective annual rate of 4%, and the same mortality assumptions then in use for participants or beneficiaries converting an accumulation to an income option or method of payment at the age(s) as of the transfer date of the person(s) on whose life (lives) the annuity payments are based.

MODIFICATION

          CREF reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future. Any such modifi-cation, however, must be approved by the New York State Superintendent of Insurance.

College Retirement Equities Fund ▪ Statement of Additional Information	B-33

PERIODIC REPORTS

          Prior to the time an entire accumulation has been applied to provide annuity payments, a participant will be sent a statement each quarter that sets forth the following:

          (1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units credited to the participant during the quarter and in total in each Account; (3) cash withdrawals from each Account during the quarter; (4) any transfer to a funding vehicle other than TIAA or CREF during the quarter, if an amount remains in the participant’s accumulation after those transactions; (5) any transfers between Accounts or between CREF and TIAA during the quarter; and (6) the amount from each Account applied to begin annuity payments during the quarter.

          CREF also will transmit to participants, at least semiannually, reports containing the financial statements of the Accounts and a schedule of investments held in each Account in which they have accumulations.

VOTING RIGHTS

          How many votes a participant can cast on matters that require a vote of participants will be determined separately for each Account. You will have one vote per dollar of your assets in each Account’s accumulation fund, and/or one vote per dollar of the assets underlying your annuity in each Account’s annuity fund on the record date.

          Issues that affect all the Accounts in substantially the same way will be voted on by all participants, without regard to the individual Accounts. Issues that do not affect an Account will not be voted on by the Account. Issues that affect all Accounts, but in which their interests are not substantially the same, will be voted on separately by each Account.

          When the phrase “majority of outstanding voting securities” is used in the Prospectus and in this Statement of Additional Information, the phrase means the lesser of (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. Depending on what’s being decided, the percentages may apply to CREF as a whole or to any Account(s). If a majority of outstanding voting securities isn’t required to decide a question, we will generally require a quorum of 10% of those securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict Participant voting rights, we reserve the right to act as permitted.

GENERAL MATTERS

NO ASSIGNMENT OF CONTRACTS

          No assignment, pledge, or transfer of a contract, or of any of the rights or benefits conferred thereunder, may be made and any such action will be void and of no effect, except that spousal transfers on separation or divorce, and the transfer of rights and benefits under an RA contract to a participant by an employer under a delayed vesting arrangement, may be permitted.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

          CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

DISSOLVED INSTITUTIONS

          If your present or past employer dissolves or ceases operation, special rules will apply to your accumulation. For more information, contact us directly (see below).

CONTACTING CREF

          CREF will not consider any notice, form, request or payment to have been received until it reaches our home office: College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017-3206. You can ask questions by calling toll-free 800 842-2776 Monday through Friday, 8 a.m. through 11 p.m. ET.

SIGNATURE REQUIREMENTS

          For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank.

OVERPAYMENT OF PREMIUMS

          If your employer mistakenly sends more premiums on your behalf than you’re entitled to under your retirement plan or the IRC, we will refund them to your employer as long as we’re requested to do so (in writing) before you start receiving annuity income. Any time there is a question about premium refunds, CREF will rely on information from your employer. If you’ve withdrawn or transferred the amounts involved from your accumulation, we will not refund them.

CLAIMS OF CREDITORS

          Pursuant to CREF’s Charter as enacted by the New York State Legislature, the rights and benefits accruing to participants or other persons under the contracts generally are exempt from the claims of creditors, subject to any contrary requirements of law.

BENEFITS BASED ON INCORRECT INFORMATION

          If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF appropriate adjustments will be made.

PROOF OF SURVIVAL

          CREF reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. CREF maintains audit procedures designed to assure that annuity benefits will be paid to living persons entitled to receive those benefits. If, however, under a survivor annuity option CREF has overpaid benefits because of a death of which it was not notified, subsequent payments will be reduced or withheld until the overpayment has been recovered. CREF reserves the right to pursue any other remedies available to it.

B-34	Statement of Additional Information ▪ College Retirement Equities Fund

LEGAL PROCEEDINGS

          CREF is not a party to any legal actions that are considered by CREF to be material.

STATE REGULATION

          CREF is subject to regulation by the New York State Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

          CREF must file with the Superintendent both quarterly and annual statements on forms promulgated by the NYID. CREF’s books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of CREF is made at least every five years. In addition, a full examination of CREF’s operations is usually conducted periodically by some other states.

          CREF is also subject to the requirements of the New York State Not-For-Profit Corporation Law.

LEGAL MATTERS

          All matters of applicable state law pertaining to the contracts, including CREF’s right to issue the contracts thereunder, have been passed upon by Jonathan Feigelson, Senior Vice President and General Counsel of TIAA and CREF. Dechert LLP serves as legal counsel to CREF and has provided advice to CREF related to certain matters under the federal securities laws.

EXPERTS

          The financial statements of CREF for the year ended December 31, 2008, incorporated into this SAI by reference, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing. For years prior to 2005, a different accounting firm served as CREF’s independent registered public accounting firm.

FEDERAL INCOME TAXES

TAX ADVICE

          What we tell you in the information provided below about federal and other taxes is not comprehensive and is for general information only. It does not constitute tax advice, and does not cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For comprehensive advice on your personal tax situation, check with a qualified tax adviser.

403(B) PLANS

          CREF contracts may be used as funding vehicles for retirement plans set up under section 403(b) of the IRC, under which total annual contributions to section 403(b) annuities for 2009 cannot exceed the lesser of (a) $49,000; or (b) 100% of your compensation. For 2009, salary reduction contributions of up to $16,500 can be made to your 403(b) retirement plan ($22,000 if you are age 50 or older) and certain long-term employees may make salary reduction contributions of up to $19,500 ($25,000 if you are age 50 or older). Contact your tax adviser for more information.

401(A), 403(A) AND 401(K) PLANS

          CREF RA and GRA contracts and contracts are also used as funding vehicles for 401(a) (including Keogh plans) and 403(a) retirement plans. CREF GRA and GSRA contracts are available for 401(k) plans. Employer contributions for 2009 to all current defined contribution plans of the employer meeting the requirements of IRC section 401(a) and 403(a) cannot exceed an annual contribution limit of $49,000 or 100% of compensation, whichever is less. Salary reduction contributions to a 401(k) plan are limited to $16,500 ($22,000 if you are age 50 or older). Contact your tax adviser for more information.

457(B) PLANS

          The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2009 is the lesser of $16,500 or 100% of ‘‘includable compensation’’ (as defined by law). Catch up rules allow participants in governmental 457(b) plans, age 50 or older to contribute the lesser of $22,000 or 100% of compensation reduced by the amount of other elective deferrals that the participant made for that year. For non-governmental employers, all investments in a 457(b) plan are owned by the employer and are subject to the claims of the general creditors of the sponsoring employer. Contact your tax adviser for more information.

INDIVIDUAL RETIREMENT ANNUITIES

          IRC sections 408 and 408A permit eligible individuals to make direct contributions to Classic and Roth IRAs, respectively. The amount you can contribute to an IRA is currently limited to $5000 or $6000 for taxpayers age 50 or older per year. If you contribute to both a Classic IRA and a Roth IRA in the same year, your aggregate limit is $5000 or $6000 for taxpayers age 50 or older for the year. The IRC does not limit the amount you can roll over to the Classic or the Roth IRA.

          IRC section 408 permits funds from certain qualified retirement plans or IRAs to be rolled over to the Classic IRA without losing their tax-deferred status. In order to move funds held in a retirement plan to a Roth IRA, the rollover must be a “qualified rollover contribution.” Although funds rolled over to a Roth IRA from another IRA or qualified plan are subject to taxation, they may grow on a federal tax favored basis. CREF IRAs can accept only cash transfers. All noncash assets must therefore be liquidated prior to being transferred to us.

          You also must meet certain income level requirements to make contributions to the Roth IRA or if you or your spouse is an active participant in an employer sponsored retirement plan, to make tax-deductible contributions to the Classic IRA. If you are married and file a joint tax return with your spouse and make a combined adjusted gross income of less than $166,000 a year you can make annual contributions of up to $5000 or $6000 for tax-

College Retirement Equities Fund ▪ Statement of Additional Information	B-35

payers age 50 or older to a Roth IRA. If you are single and make an adjusted gross income of less than $105,000 a year you are also eligible to make contributions of up to $5000 or $6000 for taxpayers age 50 or older to a Roth IRA. You can contribute a lower amount if you are married and file jointly and your combined adjusted gross income is between $166,000 and $176,000 a year or if you are single and your adjusted gross income is between $105,000 and $120,000 a year. If you are married filing separately, you cannot make a Roth IRA contribution if your adjusted gross income exceeds $10,000 per year and the maximum contribution is reduced if your adjusted gross income is between $0 and $ 10,000. You can convert an existing IRA to a Roth IRA if your adjusted gross income is $100,000 or less. However you may not convert amounts from an IRA to a Roth IRA if you are a married taxpayer filing separately.

          For 2009, if you are an active participant in an employer-sponsored retirement plan and you are married and file a joint tax return with your spouse and make a combined adjusted gross income of $89,000 or less a year, or you are single and make an adjusted gross income of $55,000 or less a year, you can make tax-deductible contributions of up to $5000 or $6000 for taxpayers age 50 or older a year to a Classic IRA. Your tax-deductible amount is less if your adjusted gross income is between $89,000 and $109,000 if you are married and file jointly or if your adjusted gross income is between $55,000 and $65,000 if you are single. Different income-based eligibility rules apply if you are not an active participant in an employer-sponsored retirement plan but you have a spouse who is an active participant in an employer-sponsored retirement plan.

          You can revoke an IRA up to 7 days after you establish it. Contact your tax adviser for more tax information on IRAs.

TAXATION OF ANNUITY BENEFITS

          Once you take a cash withdrawal or begin annuity payments, the amount you receive is usually included in your gross income for the year and taxed at the rate for ordinary income. You can exclude from your gross income any part of your payment(s) that represents the return of premiums that were paid in after-tax dollars, but not the part that comes from the tax-deferred earnings of after-tax premiums unless those earnings are on amounts contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and income on the amounts) are withdrawn.

WITHHOLDING ON DISTRIBUTIONS

          We must withhold federal tax at the rate of 20% from the taxable part of most plan distributions paid directly to you. If, however, you tell us to roll over the distribution directly to an IRA or to a 401(a)/403(a), 403(b) or governmental 457(b) employer plan (i.e., we send a check directly to the other investment company and not to you), we will not withhold any federal tax. The required 20% withholding does not apply to payments from IRAs, hardship withdrawals, lifetime annuity payments, substantially equal periodic payments over your life expectancy or over 10 or more years, distributions of after-tax contributions or minimum distribution payments (“noneligible payments”).

          For the taxable part of noneligible payments, we usually will withhold federal taxes unless you tell us not to. Usually, you have the right to tell us not to withhold federal taxes from your noneligible payments. However if you tell us not to withhold but we do not have your taxpayer identification number on file, we still have to deduct taxes. Nonresident aliens who pay U.S. taxes are subject to different withholding rules. Contact CREF for more information.

EARLY DISTRIBUTIONS

          If you want to withdraw funds or begin income from any 401(a), 403(a), or 403(b) retirement plan or an IRA before you reach age 59½, you may have to pay an extra 10% “early distribution” tax on the taxable amount. Distributions that are not taxable such as distributions that you roll over to another quali-fied retirement plan, or a distribution of your designated Roth contributions are not subject to this 10% tax.

          There are certain exceptions to this penalty. The following exceptions apply to distributions from any qualified retirement plan: (i) distributions made to your beneficiary or estate on or after your death; (ii) distributions made due to disability; (iii) distributions for qualified medical expenses; (iv) distributions made due to an IRS levy of the plan; (v) distributions to qualified reservists; and (vi) distributions made as part of a series of substantially equal periodic payments over the life expectancy of the owner or life expectancies of the owner and the beneficiary (additional rules apply to this exception if distributions are from a qualified plan other than an IRA).

          Additional exceptions apply only to distributions from a qualified plan other than an IRA. Contact your tax adviser for more information.

MINIMUM DISTRIBUTION REQUIREMENTS AND TAXES

          In most cases, payments must begin from 401(a), 403(a), 403(b) and 457(b) plans by April 1 of the calendar year after the calendar year when you reach age 70½ or, if later, by retirement. Payments from an IRA (other than a Roth IRA) must begin by April 1 of the calendar year after you reach age 70½. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law to you even if you do not elect to receive them. In addition, if you do not begin distributions on time, you will be subject to a 50% excise tax on the amount you should have received but didn’t. Other special distribution and tax rules may apply to 457(b) plans.

          The Worker, Retiree, and Employer Recovery Act of 2008 (the “Act” ) was signed into law on December 23, 2008. The Act waives 2009 required minimum distributions from IRAs, 401(k), profit-sharing, money purchase pension, 403(b), and certain 457 retirement plans. The Act does not waive any 2008 required minimum distribution due by April 1, 2009. Contact your tax adviser for more information.

DEFERRED COMPENSATION PLANS

          RA and GSRA contracts are also available for deferred compensation plans. Special tax rules apply. Contact your tax adviser for more information.

DIVERSIFICATION REQUIREMENTS

          Section 817(h) of the IRC and the regulations under it provide that investments underlying a contract must be “adequately

B-36	Statement of Additional Information ▪ College Retirement Equities Fund

diversified” for it to qualify as an annuity contract under IRC section 72. CREF intends to comply with the diversification requirements under section 817(h). This will affect how we make investments.

ADDITIONAL INFORMATION

          A Registration Statement has been filed with the SEC under the 1933 Act with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

          The audited financial statements for all of the Accounts are incorporated by reference from CREF’s report on Form N-CSR, for the year ended December 31, 2008, which contains the Annual Report to Participants. CREF will furnish you, without charge, a copy of the Annual Report on request. Write to College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services, or call 877 518-9161.

College Retirement Equities Fund ▪ Statement of Additional Information	B-37

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

TABLE OF CONTENTS

B-38	I. Introduction: Historical Perspective
B-39	II. Shareholder Rights
B-39	III. Director Elections — Majority Voting
B-40	IV. The Board of Directors
B-40	V. Board Structure and Processes
B-40	A. Board Membership
B-41	B. Board Responsibilities
B-41	C. Board Operation and Organization
B-43	VI. Executive Compensation
B-44	A. Equity-Based Compensation
B-44	B. Perquisites
B-44	C. Supplemental Executive Retirement Plans
B-44	D. Executive Contracts

B-45	VII. TIAA-CREF Corporate Governance Program
B-45	A. Engagement Policy and Practices
B-45	B. Proxy Voting
B-45	C. Influencing Public Policy and Regulation
B-45	D. Divestment
B-46	VIII. International Governance
B-46	IX. Environmental and Social Issues
B-47	X. Securities Lending Policy
B-47	APPENDIX A: Proxy Voting Guidelines
B-47	Guidelines for Board-Related Issues
B-48	Guidelines for Other Governance Issues
B-48	Guidelines for Compensation Issues
B-49	Guidelines for Environmental and Social Issues

I. Introduction; Historical Perspective

          The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

          TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

          TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

          TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

          TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account invests only in companies that meet specified environmental and social criteria.

          In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

          TIAA-CREF recognizes that corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

          This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including development and establishment of policies, to the joint

B-38	Statement of Additional Information ▪ College Retirement Equities Fund

Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

          Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

          TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

          This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

          As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.

Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.

One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.

Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.

Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.

Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.

Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.

State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide anti-takeover protection or otherwise reduce shareholder rights.

9.

Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections—Majority Voting

          As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

          Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

College Retirement Equities Fund ▪ Statement of Additional Information	B-39

          TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

          The TIAA and CREF boards have adopted the following policy on director elections:

          TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.

Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

*	Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

          The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

          To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

          Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

          TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

          A. Board Membership

          1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

          The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

          An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

          Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

          2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

          3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

          4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

B-40	Statement of Additional Information ▪ College Retirement Equities Fund

          5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

          6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

          7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

          8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

          9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

          B. Board Responsibilities

          1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

          2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

          3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

          The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

          The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

          4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

          C. Board Operation and Organization

          1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

          2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

          3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

          4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

          5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement pol-

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icy. A director retirement policy can contribute to board stability, vitality and renewal.

          6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

          Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

          For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

          Committee Structure. Under existing regulations, boards are required to establish three standing committees—an audit committee, a compensation committee and a nominating/governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

          Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

          Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

          Each committee should have the power to hire independent experts and advisers.

          Each committee should report to the full board on the issues and decisions for which it is responsible.

          Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

          The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

          The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

          The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

          The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

          The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

          The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

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•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

          In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

          The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

          The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

          The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice. The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

          VI. Executive Compensation

          As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

          In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

          Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

          Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.

Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.

In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.

Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.	Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently

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restated and that have resulted in unjust enrichment of named executive officers.

          A. Equity-Based Compensation

          Oversight of Equity-Based Plans

          While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

          Composition of Equity-Based Plans

          In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.

Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.

Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.

When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.

Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.

Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.

Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of non-public information with short-term implications for the stock price should also be prohibited.

11.

Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

          B. Perquisites

          When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

          C. Supplemental Executive Retirement Plans

          Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.

Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

          D. Executive Contracts

          Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the

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post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

VII. TIAA-CREF Corporate Governance Program

          TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

          A. Engagement Policy and Practices

          Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

          TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

          We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

          In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

          Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

          B. Proxy Voting

          Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

          TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement, are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third-party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

          C. Influencing Public Policy and Regulation

1.

TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.

TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

          D. Divestment

          TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

          As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from our accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

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VIII. International Governance

          With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

          We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

          TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

          TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

          In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

          We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifi-cations, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

          TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body

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of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

          TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

          While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

          Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

          TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities—acting as responsible owners while maximizing value—can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict—whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

          To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

          Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

          Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

APPENDIX A: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

          TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

          The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

          We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

          Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

Policy Governing Votes on Directors:

          TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

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•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

          In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

          Majority Vote for the Election of Directors:

          General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

          Proxy Access Proposals:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

          Reimbursement of Expenses for Dissident Shareholder Nominees:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

          Annual Election of Directors:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

          Cumulative Voting:

          General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

          Separation of Chairman and Chief Executive Officer:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

          Ratification of Auditor:

          General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

          Supermajority Vote Requirements:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

          Dual-Class Common Stock and Unequal Voting Rights:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

          Antitakeover Devices (Poison Pills):

          General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescision of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for anti-takeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

•	Whether the proposal arises in the context of a takeover bid or contest for control.

          TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

          Reincorporation:

          General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide anti-takeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

          Equity-Based Compensation Plans:

          General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

          Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

          Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

B-48	Statement of Additional Information ▪ College Retirement Equities Fund

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

          Performance-Based Equity Compensation:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

          Advisory Vote on Compensation Disclosure:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

          Limits on Executive Compensation:

          General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

          Clawback Policies:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

          Golden Parachutes:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

          Supplemental Executive Retirement Plans:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

          As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Environment

          Global Warming and Climate Change:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

          Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

          Use of Natural Resources:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

          Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

          Impact on Community:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a

College Retirement Equities Fund ▪ Statement of Additional Information	B-49

company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

          Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

Human Rights

          Human Rights Code of Conduct and Global Labor Standards:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

          Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

Community

          Corporate Response to Global Health Risks:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, avian fflu and other pandemics and global health risks on a company’s operations and long-term growth.

          Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

          Corporate Political Influence:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

          Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

          Corporate Philanthropy:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

          Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

Diversity

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

          Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

Product Responsibility

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

          Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

          Tobacco

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

          Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability risk.

B-50	Statement of Additional Information ▪ College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206

A10894 (5/09)

Printed on recycled paper

PART C

OTHER INFORMATION

Item 29. Financial Statements and Exhibits

     (a) Financial statements.

     All required financial statements for each of the Accounts of the College Retirement Equities Fund (“CREF”) are incorporated into Part B of this Registration Statement by reference to the Annual Report to Participants dated December 31, 2008 and Statement of Investments as filed with the Commission as part of the Form N-CSR on March 6, 2009.

(b)	Exhibits:
	(1)	Not Applicable
	(2)	(a)	Charter of CREF (as amended)(6)
		(b)	Constitution of CREF (as amended)(7)
		(c)	Bylaws of CREF (as amended)(8)
		(d)	Amended By-Laws August 21, 2006(10)
	(3)	(a)	Custodial Services Agreement with The Chase Manhattan Bank, N.A.(4)
		(b)	Custodian Services Agreement with Bankers Trust Company (as amended)(4)
		(c)	Indenture Agreement between CREF and Canada Permanent Trust Company(1)
		(d)	Custodial Services Agreement between CREF and Morgan Guaranty Trust Company (as assigned to Bank of New York)(4)
		(e)	Custodial Services Agreement between CREF and Morgan Guaranty Trust Company (as assigned to Bank of New York) (Bond Market Account)(4)
		(f)	Custodial Services Agreement between CREF and Morgan Guaranty Trust Company (as assigned to Bank of New York) (Social Choice Account)(4)
		(g)	Custodial Services Agreement between CREF and Bank of New York (Inflation-Linked Bond Account)(3)
		(h)	Master Custodian Agreement dated November 20, 2007 between CREF, State Street Bank and Trust Company (“State Street”) and certain other parties thereto(11)
		(i)	Custody Termination Notice dated December 3, 2007 to Bank of New York Mellon Co. (11)
		(j)	Custody Termination Notice dated December 12, 2007 to JP Morgan Chase Bank(11)
	(4)	Not applicable
	(5)	(a)	Principal Underwriting and Administrative Services Agreement

between CREF and TIAA-CREF Individual & Institutional Services, Inc. (as amended October 19, 2004)(8)
	(b)	Principal Underwriting and Administrative Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (as amended May 1, 2005)(8)
	(c)	Principal Underwriting and Administrative Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (as amended May 1, 2006)(9)
	(d)	Form of Amendment to the Principal Underwriting and Administrative Services Agreement between CREF and TIAA-CREF Individual & Institutional Services, Inc. (as amended May 1, 2007) (10)
	(e)	Termination Agreement dated January 1, 2009, by and among College Retirement Equities Fund and TIAA-CREF Individual &Institutional Services, LLC*
	(f)	Administrative Services Agreement, dated January 1, 2009, by and between College Retirement Equities Fund and Teachers Insurance and Annuity Association of America*

	(g)	Principal Underwriting and Distribution Services Agreement, dated January 1, 2009, by and between the College Retirement Equities Fund and TIAA-CREF Individual & Institutional Services, LLC*

(6)	(a)	Retirement Unit-Annuity Certificate(4)
	(b)	Supplemental Retirement Unit-Annuity Certificate(4)
	(c)	(i)	Group Supplemental Retirement Unit-Annuity Contract(4)
		(ii)	Group Supplemental Retirement Unit-Annuity Certificate(4)
	(d)	(i)	Group Retirement Annuity Contract (including Specimen of Group Retirement Unit-Annuity Certificate and Agreement with Trustee)(4)
		(ii)	Form of Election Agreement between CREF and Employer (for Group Retirement Annuity Contract)(4)
		(iii)	Group Retirement Unit-Annuity Contract (for use in Oregon)(4)
		(iv)	Group Retirement Unit-Annuity Certificate (for use in Oregon)(4)
	(e)	Rollover Individual Retirement Unit-Annuity Certificate(4)
	(f)	The Following Certificates representing CREF Income Options:
		(i)	Life Unit-Annuity(4)
		(ii)	Life Unit-Annuity with Minimum Guaranteed Period(4)
		(iii)	Last Survivor Life Unit-Annuity(4)
		(iv)	Joint and Survivor Life Unit-Annuity(4)
		(v)	Last Survivor Life Unit-Annuity with Minimum Guaranteed Period(4)
		(vi)	Joint and Survivor Life Unit-Annuity with Minimum Guaranteed Period(4)
		(vii)	Unit-Annuity Certain(4)
		(viii)	Minimum Distribution Option(4)
	(g)	Accumulation-Unit Deposit Certificate (payable as a death benefit only)(4)
(h)	(i)	Endorsement to in-force Supplemental Retirement Unit- Annuity Certificates (reflecting addition of Global Equities Account and IRC Withdrawal Restrictions)(4)
	(ii)	Endorsement to in-force Supplemental Retirement Unit- Annuity Certificates (reflecting addition of Minimum Distribution Annuity)(4)
	(iii)	Endorsement to new issues of the Supplemental Retirement Unit-Annuity Certificate (reflecting addition of Money Market, Bond Market, Social Choice, and Global Equities Accounts, Deletion of a CREF Account or Unit-Annuity, transfers to CREF or TIAA, addition of Minimum Distribution Annuity, addition of Spouse's Rights to Benefits, and IRC Withdrawal Restrictions)(4)
(i)	(i)	Endorsement to in-force Retirement Unit-Annuity Certificates (reflecting addition of Global Equities Account and IRC Withdrawal Restrictions)(4)
	(ii)	Endorsement to in-force Retirement Unit-Annuity Certificates (reflecting addition of Minimum Distribution Annuity andavailability of Unit-Annuity for a Fixed Period)(4)
	(iii)	Endorsement to new issues of the Retirement Unit-Annuity Certificate (reflecting addition of Money Market, Bond Market, Social Choice and Global Equities Accounts, deletion of CREF Account or Unit-Annuity, availability of transfers to Approved Funding Vehicles, Cash Withdrawals, availability of Unit-Annuity for a Fixed Period, Right to Split Certificate, addition of Minimum Distribution Annuity, addition of Spouse's Rightsto Benefits, and IRC Withdrawal Restrictions)(4)
(j)	(i)	Endorsement to in-force Group Supplemental Retirement Unit-Annuity Certificates (reflecting addition of the Global Equities Account)(4)
	(ii)	Endorsement to in-force and some new issues of the Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of Minimum Distribution Annuity) (4)
	(iii)	Endorsement to new issues of the Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Global Equities Account, and deletion of a CREF Account or Unit-Annuity and addition of the Minimum Distribution Annuity)(4)
	(iv)	Endorsement to Group Supplemental Retirement Unit-Annuity certificates for 401(k) retirement plans (reflecting annuity starting date, availability of lump-sum benefits and IRC Withdrawal Restrictions)(4)
(k)	(i)	Endorsement to in-force Group Retirement Unit-Annuity Certificates Issued on or After 3/1/91 (reflecting addition of the Global Equities Account)(4)
	(ii)	Endorsement to in-force Group Retirement Unit-Annuity Certificates Issued Before 3/1/91 (reflecting addition of the Global Equities Account and IRC Withdrawal Restrictions)(4)
	(iii)	Endorsement to in-force Group Retirement Unit-Annuity Certificate (reflecting addition of Minimum Distribution Annuity and availability of Annuity for a Fixed Period)(4)
	(iv)	Endorsement to in-force Group Retirement Unit-Annuity Certificate (reflecting addition of Minimum Distribution Annuity, availability of Annuity for a Fixed Period and IRC Withdrawal Restrictions)(4)
(l)

Endorsement to new issues of Retirement Unit-Annuity Certificates and Supplemental Retirement Unit-Annuity Certificates (reflecting restatement of accumulation unit value on 12/21/86 and inclusion of net dividend income in value of accumulation unit beginning 1/1/87)(4)

(m)

Endorsement to new and in-force issues of CREF Retirement Unit- Annuity Certificates, Supplemental Retirement Unit-Annuity Certificates, Group Retirement Unit-Annuity Certificates, Group Supplemental Retirement Unit-Annuity Certificates, Rollover IRACertificates, Minimum Distribution Annuity Certificates and Accumulation-Unit Deposit Certificates (reflecting addition of the Growth Account and the Equity Index Account) (4)

(n)	Endorsement to Group Retirement Unit-Annuity Certificates (reflecting addition of Social Choice Account payout option) (4)
(o)	Endorsement to CREF Certificates (reflecting yearly transfer to Minimum Distribution Annuity Certificate) (4)
(p)

Endorsement to CREF Certificates (reflecting allocation and transfer options, CREF's right to split certificate, and CREF's right to delete Bond Market or Social Choice Account or to stop providing Unit- Annuities thereunder) (4)

(q)	(i)	Endorsement to in-force Minimum Distribution Annuity Certificates (non-cashable) (reflecting addition of the Global Equities Account) (4)
	(ii)	Endorsement to new issues of the Minimum Distribution Annuity Certificate (non-cashable) (reflecting addition of the Global Equities Account, definition of Annuity Unit, and deletion of a CREF account or Unit-Annuity) (4)
(r)	(i)	Endorsement to in-force Minimum Distribution Annuity Certificates (cashable) (reflecting addition of the Global Equities Account) (4)
	(ii)	Endorsement of new issues of Minimum Distribution Annuity Certificates (cashable)(reflecting addition of the Global Equities Account, definition of Annuity Unit, and deletion of a CREF Account or Unit-Annuity) (4)

	(s)	Endorsement to new issues of Unit-Annuity Certificates (reflecting addition of the Global Equities Account and deletion of a Unity- Annuity) (4)
	(t)	(i)	Endorsement to Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (3)
		(ii)	Endorsement to Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (3)
		(iii)	Endorsement to Rollover Individual Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (3)
		(iv)	Endorsement to Group Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)
		(v)	Endorsement to Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)
		(vi)	Endorsement to Minimum Distribution Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account) (1)
		(vii)	Endorsement to CREF Unit-Annuity Certificates (reflecting addition of the Inflation-Linked Bond Account) (1)
		(viii)	Endorsement to CREF Accumulation-Unit Deposit Certificate (reflecting addition of the Inflation-Linked Bond Account) (1)
		(ix)	Endorsement to Group Supplemental Retirement Annuity Certificate (for participants in the Alternative Plan to Social Security) (1)
		(x)	Forms of CREF Group Unit Annuity(12)
		(xi)	Forms of CREF After-Tax Retirement Unit Annuity(12)
		(xii)	Forms of CREF Individual Retirement Unit Annuity(12)
		(xiii)	Forms of CREF Roth Individual Retirement Unit Annuity(12)
		(xiv)	Endorsement to Deferred Unit Annuity Certificate (clarifies determination of death benefit) (12)
		(xv)	Endorsement to CREF Supplemental Retirement Unit-Annuity and CREF Group Retirement Unit-Annuity (reflects changes resulting from EGTRRA of 2001) (12)
		(xvi)	Endorsement to CREF Supplemental Retirement Unit-Annuity and CREF Group Retirement Unit-Annuity (internal transfers and guarantees for transfers to TIAA) –C996.2(12)

		(xvii)	Endorsement to CREF Deferred Unit-Annuity Certificate (revises default premium allocation to the employer retirement plan’s rules or, if none, to the CREF Money Market Account)*

	(u)	Forms of Retirement Select, Retirement Select Plus and CREF Retirement Unit-Annuity Certificate Endorsements and Certificates.(7)
	(v)	Forms of CREF Retirement Choice Annuity Contract and Retirement Choice Plus Annuity Contract(8)
(7)	(a)	(i)	Application for Retirement Unit-Annuity Contracts(4)

	(ii)	Application for Retirement Unit-Annuity Contracts (for retirement plans not covered by ERISA) (4)
(b)	(i)	Application for Supplemental Retirement Annuity Contracts(4)
	(ii)	Application for Supplemental Retirement Annuity Contracts (for retirement plans not covered by ERISA) (4)
(c)	(i)	Application for Institutionally Owned Retirement Annuity Contracts(4)
	(ii)	Applications for Institutionally Owned Retirement Annuity Contracts with Delayed Vesting(4)
	(iii)	Application for Institutionally Owned Retirement Annuity Contracts with Delayed Vesting (for retirement plans not covered by ERISA) (4)
	(iv)	Application for Group Retirement Unit-Annuity Contract in Oregon(4)
(d)	(i)	Enrollment Form for Group Retirement Annuity Certificates(4)
	(ii)	Enrollment Form for Group Retirement Annuity Certificates (for retirement plans not covered by ERISA)(4)
(e)	Application for Rollover Individual Retirement Annuity Contracts(4)

(f)	(i)	Application for Retirement Annuity Contracts Under a Registered Pension Plan (RPP) (2)
	(ii)	Application for Retirement Annuity Contracts Under a Registered Retirement Savings Plan (RRSP) in Canada(2)

(g)	Applications for Annuity Benefits(4)
(h)	(i)	Enrollment Form for Group Supplemental Retirement Annuity Certificates(4)
	(ii)	Enrollment Form for Group Supplemental Retirement Annuity Certificates (for retirement plans not covered by ERISA) (4)
(i)	(i)	Enrollment Form for Institutionally Owned Group Retirement Annuity Certificates with Delayed Vesting(4)
	(ii)	Enrollment Form for Institutionally Owned Group Retirement Annuity Certificates with Delayed Vesting (for retirement plans not covered by ERISA)(4)
(j)	(i)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates — One Set Providing for Delayed Vesting(4)
	(ii)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates — One Set Providing for Delayed Vesting (for retirement plans not covered by ERISA)(4)
(k)	(i)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates(4)
	(ii)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates (for retirement plans not covered by ERISA)(4)
(l)	(i)	CREF Keogh Certificate(5)

	(ii)	Enrollment Forms for Keogh Certificates (one for the business owner and one for an employee)(12)
(m)	Application for Traditional, Roth, and SEP IRA contracts(12)

(n)

Enrollment Forms in various combinations for the following contracts/certificates: Retirement Unit-Annuity, Supplemental Retirement Unit-Annuity, Group Retirement Unit-Annuity, and Group Supplemental Retirement Unit-Annuity(12)

	(o)	Enrollment Form for Group Supplemental Retirement Annuity Certificates for institutionally owned deferred compensation plans(12)
	(p)	Enrollment Form for Group Retirement Annuity Certificates for institutionally owned deferred compensation plans(12)

(8)	Not Applicable
(9)	None
(10)	(a)	CREF Deferred Compensation Plan for Non-Officer Trustees(4)
	(b)	TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan(4)
	(c)	TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan(11)
	(d)	TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan(11)
(11)	(a)	Investment Management Services Agreement between CREF and TIAA-CREF Investment Management, LLC (“TCIM”) (7)
	(b)	Investment Management Services Agreement, dated December 17, 1991, between CREF and TCIM) (9)
	(c)	Amendment, dated 1992, to the Investment Management Services Agreement between CREF and TCIM (9)
	(d)	Amendment, dated 1993, to the Investment Management Services Agreement between CREF and TCIM (9)
	(e)	Amendment, dated March 15, 1994, to the Investment Management Services Agreement between CREF and TCIM (9)
	(f)	Amendment, dated November 16, 1994, to the Investment Management Services Agreement between CREF and TCIM (9)
	(g)	Amendment, dated March 3, 1995, to the Investment Management Services Agreement between CREF and TCIM (9)
	(h)	Amendment, dated April 19, 1996, to the Investment Management Services Agreement between CREF and TCIM (9)
	(i)	Amendment, dated November 13, 1996, to the Investment Management Services Agreement between CREF and TCIM (9)
	(j)	Amendment, dated April 15, 1997, to the TCIM Services Agreement between CREF and TCIM (9)
	(k)	Amendment, dated April 3, 1998, to the Investment Management Services Agreement between CREF and TCIM (9)
	(l)	Amendment, dated April 20, 2001, to the Investment Management Services Agreement between CREF and TCIM (9)
	(m)	Amendment, dated May 1, 2002, to the Investment Management Services Agreement between CREF and TCIM (9)
	(n)	Amendment, dated May 1, 2003, to the Investment Management Services Agreement between CREF and TCIM (9)

	(o)	Amendment, dated April 2004, to the Investment Management Services Agreement between CREF and TCIM (9)
	(p)	Amendment, dated April 2006, to the Investment Management Services Agreement between CREF and TCIM (9)
	(q)	Form of Amendment, dated May 1, 2007, to the Investment Management Services Agreement between CREF and TCIM(10)
	(r)	Form of Amended and Restated Investment Management Services Agreement dated as of January 2, 2008 between CREF and TCIM(11)
	(s)	Investment Accounting Agreement dated as of November 20, 2007 between CREF, State Street and certain other parties thereto(11)
(12)	(a)	Consent of Jonathan W. Feigelson, Esquire*
	(b)	Consent of Dechert LLP *
(13)	Consent of PricewaterhouseCoopers LLP*
(14)	None
(15)	(a)	Contribution Agreement between CREF and TIAA (for Money Market Account) (4)
	(b)	Seed Money Agreement between CREF and TIAA (for Global Equities Account) (4)
	(c)	Seed Money Agreement between CREF and TIAA (for Equity Index and Growth Accounts) (4)
	(d)	Seed Money Agreement between CREF and TIAA (for Inflation- Linked Bond Account) (7)
(16)	Code of Ethics and Policy Statement on Personal Trading (For the TIAA- CREF Funds and Certain Related Entities) (9)
(17)	Schedules for Computation of Performance Quotations (N/A) (9)

*	Filed herewith.

(1)	Previously filed in Post-effective Amendment No. 13 to Form N-3 dated April 23, 1992 (File No. 33- 00480) and incorporated herein by reference.
(2)	Previously filed in Post-effective Amendment No. 16 to Form N-3 dated March 19, 1993 (File No. 33-00480) and incorporated herein by reference.
(3)	Previously filed in Post-effective Amendment No. 26 to Form N-3 dated February 11, 1997 (File No. 33-00480) and incorporated herein by reference.
(4)	Previously filed in Post-effective Amendment No. 30 to Form N-3 dated February 19, 1999 (File No. 33-00480) and incorporated herein by reference.
(5)	Previously filed in Post-effective Amendment No. 32 to Form N-3 dated April 26, 2000 (File No. 33- 00480) and incorporated herein by reference.
(6)	Previously filed in Post-effective Amendment No. 35 to Form N-3 dated April 29, 2003 (File No. 33- 00480) and incorporated herein by reference.
(7)	Previously filed in Post-effective Amendment No. 36 to Form N-3 dated April 30, 2004 (File No. 33- 00480) and incorporated herein by reference.
(8)	Previously filed in Post-effective Amendment No. 38 to Form N-3 dated April 29, 2005 (File No. 33- 00480) and incorporated herein by reference.
(9)	Previously filed in Post-effective Amendment No. 39 to Form N-3 dated April 28, 2006 (File No. 33- 00480) and incorporated herein by reference.
(10)	Previously filed in Post-effective Amendment No. 46 to Form N-3 dated May 1, 2007 (File No. 33- 00480) and incorporated herein by reference.

(11)	Previously filed in Post-effective Amendment No. 47 to Form N-3 dated February 29, 2008 (File No. 33-00480) and incorporated herein by reference.
(12)	Previously filed in Post-effective Amendment No. 48 to Form N-3 dated May 1, 2008 (File No. 33- 00480) and incorporated herein by reference.

Item 30. Directors and Officers of the Insurance Company

     Not Applicable.

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

     The Registrant disclaims any assertion that its investment adviser, TCIM, or the parent company or any affiliate of TCIM directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF Funds, each of which has TCIM or an affiliate as its investment adviser. In addition, the Registrant and the other TIAA-CREF Funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF Funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 32. Number of Contractowners

     As noted above, CREF is a non-profit membership corporation, consisting of six members (known as CREF’s Board of Overseers). As of December 31, 2008, there were approximately 3.4 million individuals and over 15,400 institutions holding CREF certificates, including approximately 154,977 individuals receiving annuity benefits.

Item 33. Indemnification

     Overseers, trustees, officers and employees of CREF may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Five of CREF's bylaws. Article Five provides that, to the extent permitted by laws, CREF will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was an overseer, trustee, officer or employee of CREF or, while an overseer, trustee, officer or employee of CREF, served any other organization in any capacity at CREF's request. Article Five also provides, however, that no person shall be indemnified for any liabilities or expenses arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office. In addition, it provides that no person shall be indemnified unless such person acted in good faith and in the reasonable belief that such action was in the best interests of CREF and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful. Article Five provides reasonable and fair means for determining whether any person is entitled to indemnification. If certain conditions are met, CREF may pay liabilities or expenses in advance of the final disposition of the action, suit or proceeding. No indemnification payment may be made unless a notice concerning the payment has been filed with the New York State Superintendent of Insurance. CREF has in effect an insurance policy that will indemnify its overseers, trustees, officers and employees for liabilities arising from certain forms of conduct.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to overseers, trustees, and officers of CREF, pursuant to the foregoing provision or otherwise, CREF has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by an overseer, trustee, or officer in the successful defense of any action, suit or proceeding) is asserted by an overseer, trustee, or officer in connection with the securities being registered, CREF will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 34. Business and Other Connections of Investment Adviser

     Investment advisory services for CREF’s investment accounts are provided by TCIM. In this connection, TCIM is registered as an investment adviser under the Investment Advisers Act of 1940.

     The business and other connections of TCIM's officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-38029), the text of which is hereby incorporated by reference.

Item 35. Principal Underwriters

     (a) Not Applicable.

     (b) TIAA-CREF Individual & Institutional Services, LLC (“Services”) may be considered the principal underwriter for the CREF Accounts. The officers of Services and their positions and offices with Services and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-44454), text of which is hereby incorporated by reference.

Item 36. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at CREF's home office, 730 Third Avenue, New York, New York 10017-3206, at other CREF offices and at the offices of CREF’s custodian and fund accounting agent, State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA 02171. In addition, certain duplicated records are maintained at Iron Mountain (Pierce Leahy) Archives, 64 Leone Lane, Chester, NY 10918, CitiStorage, 5 North 11th Street, Brooklyn, NY 11211, and File Vault, 839 Exchange Street, Charlotte, NC 28208.

Item 37. Management Services

     Not Applicable.

Item 38. Undertakings and Representations

     (a) CREF undertakes that it will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) CREF undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) CREF undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

REPRESENTATION UNDER RULE 6C-7

     The undersigned registrant hereby represents that Rule 6c-7 under the Investment Company Act of 1940 is being relied on and that the provisions of paragraphs (a)-(d) of Rule 6c-7 are being complied with.

REPRESENTATION CONCERNING NO-ACTION LETTER ISSUED TO ACLI

     CREF represents that the No-Action Letter issued by the Staff of the Division of Investment Management on November 28, 1988 to the American Council of Life Insurance is being relied upon, and that the requirements for entities relying on that no-action position, itemized (1) through (4) in that Letter have been complied with.

     Representation regarding reasonableness of fees CREF represents that the fees and charges deducted under the Certificates, in the aggregate, are reasonable in relation to the services rendered the expenses expected to be incurred, and the risks assumed by CREF.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2009

COLLEGE RETIREMENT EQUITIES FUND

By:	/s/ Roger W. Ferguson, Jr.
	Name:	Roger W. Ferguson, Jr.
	Title:	President and Chief Executive Officer

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Roger W. Ferguson, Jr.	President and Chief Executive Officer	April 29, 2009
Roger W. Ferguson, Jr.	(Principal Executive Officer)

/s/ Georganne C. Proctor	Executive Vice President and Chief	April 29, 2009
Georganne C. Proctor	Financial Officer (Principal Financial
and Accounting Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*		*
Nancy Eckl	April 29, 2009	Nancy L. Jacob	April 29, 2009

*		*
Forrest Berkley	April 29, 2009	Bridget A. Macaskill	April 29, 2009

*		*
Eugene Flood, Jr.	April 29, 2009	James M. Poterba	April 29, 2009

*		*
Michael A. Forrester	April 29, 2009	Maceo K. Sloan	April 29, 2009

*		*
Howell E. Jackson	April 29, 2009	Laura T. Starks	April 29, 2009

/s/ Stewart P. Greene
Stewart P. Greene	April 29, 2009
as attorney-in-fact

*Signed by Stewart P. Greene pursuant to powers of attorney previously filed with the SEC on May 1, 2007 and February 29, 2008.

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

(5)(e)	Termination Agreement, dated January 1, 2009, by and among College Retirement Equities Fund and TIAA-CREF Individual & Institutional Services, LLC
(5)(f)	Administrative Services Agreement, dated January 1, 2009, by and between College Retirement Equities Fund and Teachers Insurance and Annuity Association of America
(5)(g)	Principal Underwriting and Distribution Services Agreement, dated January 1, 2009, by and between the College Retirement Equities Fund and TIAA- CREF Individual & Institutional Services, LLC
(6)(t)(xvii)	Endorsement to CREF Deferred Unit-Annuity Certificate (revises default premium allocation to the employer retirement plan’s rules or, if none, to the CREF Money Market Account)
12(a)	Consent of Jonathan Feigelson, Esq.
12(b)	Consent of Dechert LLP
13	Consent of PricewaterhouseCoopers LLP